Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”), dated as of April 26, 2017 to the Credit and Guaranty Agreement dated as of May 27, 2015 (as amended by that certain First Amendment to Credit and Guaranty Agreement, dated as of February 27, 2017 and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) among Black Knight Infoserv, LLC, a Delaware limited liability company (the “Borrower”), Black Knight Financial Services, LLC, a Delaware limited liability company (“Holdings”), each subsidiary of the Borrower from time to time party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) and other agents party thereto.

WHEREAS, (a) pursuant to Section 2.19 of the Credit Agreement, the Borrower has requested Refinancing Indebtedness in the form of (x) Refinancing Term Loans in an aggregate principal amount not exceeding $730,000,000, the proceeds of which shall be used to refinance in full (concurrently with the effectiveness of this Amendment) the Term A Loans outstanding before giving effect to this Amendment (the “Existing Term A Loans”) and (y) Refinancing Revolving Commitments in an aggregate commitment amount not exceeding $400,000,000, which shall be used to refinance and replace in full (concurrently with the effectiveness of this Amendment) the Revolving Credit Commitments outstanding before giving effect to this Amendment (the “Existing Revolving Credit Commitments”); and (b) pursuant to Section 2.16 of the Credit Agreement, the Borrower has requested (x) additional Term Commitments in respect of such Refinancing Term Loans in an aggregate principal amount not exceeding $300,000,000 (the “Additional Term A Loans” and, together with the Refinancing Term Loans referred to in clause (a) of this paragraph, the “New Term A Loans”), the proceeds of which shall be used on the Second Amendment Effective Date for the Second Amendment Transactions (each as hereinafter defined) and (y) additional Revolving Credit Commitments in respect of such Refinancing Revolving Commitments in an aggregate commitment amount not exceeding $100,000,000 (the “Additional Revolving Credit Commitments” and, together with the Refinancing Revolving Commitments referred to in clause (a) of this paragraph, the “New Revolving Credit Commitments” and the loans thereunder the “New Revolving Credit Loans” and together with the New Term A Loans, the “New Facilities”), the proceeds of which will be used to provide ongoing working capital and for other general corporate purposes of Holdings, the Borrower and the Restricted Subsidiaries and for any other purpose not prohibited by the Credit Agreement (including to effectuate the Second Amendment Transactions).

WHEREAS, in accordance with Sections 2.16 and 2.19 of the Credit Agreement, (a) (i) the Refinancing Term Loans shall constitute Term A Loans in an aggregate principal amount not exceeding $730,000,000 and shall be secured on a pari passu basis with the existing Loans and Commitments and shall have the other terms and conditions set forth herein and in the Credit Agreement as amended hereby and (ii) the Refinancing Revolving Commitments shall be in an aggregate commitment amount not exceeding $400,000,000 and shall have the terms and conditions set forth herein and in the Credit Agreement as amended hereby; (b) (i) the Additional Term Loans shall constitute an increase to the Refinancing Term Loans with the same terms and (ii) the Additional Revolving Commitments shall constitute an increase to the Refinancing Revolving Commitments with the same terms; and (c) this Amendment shall not require the consent of any Lenders other than the Administrative Agent, each L/C Issuer, each Swing Line Lender, each New Term A Lender (as defined below) and each New Revolving Commitment Lender (as defined below);

WHEREAS, the Persons holding New Term A Commitments (as defined below) are severally willing to make Refinancing Term Loans or Additional Term A Loans as New Term A Loans (the “New Term A Lenders”), as the case may be, on the Second Amendment Effective Date in an aggregate amount equal to its New Term A Commitment, subject to the terms and conditions set forth in this Amendment;

WHEREAS, the Persons holdings New Revolving Credit Commitments are severally willing to make Refinancing Revolving Commitments or Additional Revolving Credit Commitments as New Revolving Credit Commitments (the “New Revolving Credit Lenders” and the New Revolving Credit Lenders together with the New Term A Lenders, the “New Lenders”), as the case may be, on the Second Amendment Effective Date in an aggregate commitment amount equal to its New Revolving Credit Commitments available to the Borrower, subject to the terms and conditions set forth in this Amendment; and

WHEREAS, the Borrower has engaged each of JPMorgan Chase Bank, N.A., Bank of America, N.A., U.S. Bank National Association, Wells Fargo Securities, LLC, BMO Capital Markets Corp., PNC Bank, N.A., SunTrust Robinson Humphrey, Inc. and/or their designated affiliates to act as lead arrangers and bookrunners in respect of the New Term A Loans and New Revolving Credit Commitments (in such capacities, the “Lead Arrangers”); and

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement as amended hereby.

SECTION 2. New Term A Loans and New Revolving Credit Commitments.

(a) Subject to the terms and conditions set forth herein, each New Term A Lender severally agrees to make New Term A Loans to the Borrower on the Second Amendment Effective Date in a principal amount equal to its New Term A Commitment, which shall be made available to the Administrative Agent in immediately available funds in accordance with the Credit Agreement. The “New Term A Commitment” of any New Term A Lender will be the amount set forth opposite such New Term Lender’s name on Schedule 1 hereto. On the Second Amendment Effective Date, the proceeds of the New Term A Loans (i) to the extent constituting Refinancing Term Loans, shall be applied to replace in full the Existing Term A Loans; and (ii) to the extent constituting the Additional Term A Loans, will be used, together with the proceeds of any Revolving Credit Loans under the New Revolving Credit Commitments, for the redemption in full of all outstanding amounts under the LPS Notes and for the payment of related fees and expenses (the “Second Amendment Transactions”).

(b) Subject to the terms and conditions set forth herein, each New Revolving Credit Lender severally agrees to make New Revolving Credit Commitments available to the Borrower on the Second Amendment Effective Date in an aggregate commitment amount equal to its New Revolving Credit Commitment. The “New Revolving Credit Commitment” of any New Revolving Credit Lender will be the amount set forth opposite such New Revolving Credit Lender’s name on Schedule 2 hereto. On the Second Amendment Effective Date, the New Revolving Credit Commitments, to the extent constituting Refinancing Revolving Commitments, shall replace in full the Existing Revolving Credit Commitments. Each Swing Line Lender and L/C Issuer acting in such capacities immediately prior to the effectiveness of this Amendment shall continue to act in such capacities immediately following the effectiveness hereof.

(c) On the Second Amendment Effective Date, (i) each existing Term A Lender (each, an “Existing Term A Lender”) shall have its Existing Term A Loans prepaid in full, (ii) the Borrower shall pay to each Existing Term A Lender all accrued and unpaid interest on and fees (if any) related to the Existing Term A Loans to, but not including, the Second Amendment Effective Date and (iii) all outstanding Revolving Credit Loans shall be prepaid in full, and the Existing Revolving Credit Commitments terminated and the Borrower shall pay to each existing Revolving Credit Lender (each, an “Existing Revolving Credit Lender”) all accrued and unpaid interest on and fees (if any) related to the outstanding Revolving Credit Loans and Existing Revolving Credit Commitments to, but not including, the Second Amendment Effective Date .

(d) For the avoidance of doubt, on and after the Second Amendment Effective Date, (i) the New Term A Loans and New Revolving Credit Commitments shall each constitute a single Class of Loans or Commitments, as applicable, under the Credit Agreement; and (ii) the New Term A Lenders and New Revolving Credit Lenders shall each constitute a single Class of Lenders under the Credit Agreement.

(e) On the Second Amendment Effective Date, the New Term A Lenders and the New Revolving Credit Lenders constitute all of the Lenders of the respective Class of Lenders under the Credit Agreement, and each hereby agrees to the amendments set forth in this Amendment.

(f) On the Second Amendment Effective Date, each New Lender irrevocably consents to this Amendment and all modifications to the Credit Agreement contemplated hereby.

(g) Each New Term A Loan made on the Second Amendment Effective Date and each Revolving Loan made under the New Revolving Credit Commitment made on the Second Amendment Effective Date shall constitute a Eurodollar Rate Loan having an initial Interest Period ending on April 28, 2017. The New Lenders hereby consent to such Interest Period.

SECTION 3. Amendments to the Credit Agreement. (a) In accordance with Sections 2.16, 2.19 and 11.01 of the Credit Agreement and effective as of the Second Amendment Effective Date, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex A hereto and (b) on the Post Second Amendment Effective Date (as defined below), the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex B hereto (the “Post Second Amendment Amendments”).

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to the other parties hereto on the Second Amendment Effective Date that:

(a) this Amendment has been duly authorized, executed and delivered by it. This Amendment and the Credit Agreement as amended hereby constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

(b) the representations and warranties of the Loan Parties set forth in Article 5 of the Credit Agreement (as amended by this Amendment) and the other Loan Documents are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) on and as of the Second Amendment Effective Date (immediately after giving effect to this Amendment), except to the extent that such representations and warranties specifically refer to an earlier date or specified period, in which case they shall be true and correct in all material respects as of such earlier date or for such specified period; and

(c) after giving effect to this Amendment and the transactions contemplated hereby, (i) no Default or Event of Default has occurred and is continuing and (ii) the Borrower is in Pro Forma Compliance (after giving effect to this Amendment and the consummation of the transactions contemplated hereby) with the covenants contained in Section 7.10 of the Credit Agreement determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) of the Credit Agreement, assuming that the Additional Term A Loans and the Additional Revolving Credit Commitments are fully drawn on the first day of the fiscal period covered thereby (and the proceeds thereof shall not be netted from Indebtedness in the calculation of the applicable leverage test).

SECTION 5. Second Amendment Effective Date. This Amendment (other than the Post Second Amendment Amendments) shall become effective as of the first date (the “Second Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a) the Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each Loan Party, the Administrative Agent, each Swing Line Lender, each L/C Issuer, each New Term A Lender, each New Revolving Credit Lender and Lenders representing the Required Lenders;

(b) the Administrative Agent shall have received a certificate signed by a Responsible Officer of each Loan Party certifying (i) that the articles of formation or other comparable organizational documents of such Loan Party, certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and complete copy of the bylaws, operating agreement or comparable governing document of each Loan Party either (A) has not been amended since the Closing Date or (B) is attached as an exhibit to such certificate and that such documents or agreements have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date), (ii) that attached thereto are the written consents of each Loan Party’s governing body authorizing the execution, delivery, performance of, this Amendment and such written consents have not been modified, rescinded or amended and are in full force and effect on the Second Amendment Effective Date without amendment, modification or rescission, and (iii) as to the incumbency and genuineness of the signature of the officers or other authorized signatories of each Loan Party, executing this Amendment;

(c) the Administrative Agent shall have received a certificate as of a recent date of the good standing of each Loan Party under the laws of its jurisdiction of organization from the relevant authority of its jurisdiction of organization;

(d) the Administrative Agent shall have received all documentation and other information from each Loan Party reasonably requested by the Administrative Agent (on behalf of any Lender as of the Second Amendment Effective Date) in writing at least three Business Days in advance of the Second Amendment Effective Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act;

(e) the representations and warranties set forth in Section 4 of this Amendment shall be true and correct in all respects on and as of the Second Amendment Effective Date, and the Administrative Agent shall have received a certificate (in form and substance reasonably acceptable to the Administrative Agent), dated as of the Second Amendment Effective Date and signed by a Responsible Officer of the Borrower, certifying as to such representations and warranties;

(f) the Administrative Agent shall have received the favorable legal opinion of Weil, Gotshal & Manges LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender party hereto and in form and substance reasonably satisfactory to the Administrative Agent;

(g) all fees and expenses required to be paid by (or on behalf of) the Borrower to the Lender, the Administrative Agent (including pursuant to Section 11.04 of the Credit Agreement) or any arranger pursuant to any written agreement with the Borrower on or before the Second Amendment Effective Date shall have been paid in full in cash (and in the case of expenses, to the extent invoiced at least three Business Days prior to the Second Amendment Effective Date);

(h) the Administrative Agent shall have received (i) the results of a recent UCC lien search with respect to each Loan Party and (ii) a completed standard flood hazard determination form for the real property covered by the Existing Mortgage (as defined below) and if any improvements to such real property are located in a special flood hazard area, (A) a notification to the Borrower by the Administrative Agent and countersigned by the Borrower and (B) a copy of the flood insurance policy, the Borrower’s application for a flood insurance policy, a declaration page confirming that flood insurance has been issued, or such other evidence of flood insurance reasonably satisfactory to the Administrative Agent;

(i) the prepayment of the aggregate outstanding principal amount of (A) (i) the Existing Terms A Loans shall have been consummated or, substantially concurrently with the incurrence of the New Term A Loans, shall be consummated and (B) the Revolving Credit Loans as of the Second Amendment Effective Date (immediately prior to giving effect to the Amendment) shall have been consummated, in each case, together with all accrued and unpaid interest on, and fees related to the Existing Term A Loans and the Existing Revolving Credit Commitments (and Revolving Credit Loans thereunder). The Existing Revolving Credit Commitments shall have been terminated;

(j) the Administrative Agent shall have received payment from or on behalf of the Borrower for the account of each New Lender, of an upfront fee for each such Lender in an amount equal to: (i) with respect to each New Lender that is an Existing Term A Lender and/or Existing Revolving Credit Lender, 6 basis points on such Existing Term A Lender’s and/or Existing Revolving Credit Lender’s, as applicable, New Term A Commitments or New Revolving Credit Commitments up to an aggregate amount equal to such Lender’s Existing Term A Loans and Existing Revolving Credit Commitments, and (ii) for all other New Term A Commitments or New Revolving Credit Commitments, 30 basis points on such commitments;

(k) the Administrative Agent shall have received a Request for Credit Extension in respect of the New Term A Loans and any Revolving Credit Loans to be made under the New Revolving Credit Commitments on the Second Amendment Effective Date;

(l) The Administrative Agent shall have received a certificate from the chief financial officer of Holdings attesting to the Solvency of Holdings, the Borrower and the Restricted Subsidiaries on a consolidated basis after giving effect to the transactions contemplated hereby; and

(m) The Administrative Agent shall have received satisfactory evidence of the redemption (including the payment of any accrued and unpaid interest and required redemption premium) of the LPS Notes in full pursuant to the LPS Notes Indenture on the Second Amendment Effective Date.

SECTION 6. Post Second Amendment Effective Date. The Post Second Amendment Amendments shall become effective as of the first date (the “Post Second Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a) the Second Amendment Effective Date shall have occurred; and

(b) either (i) the consent of all Lenders has been obtained in respect of the Post Second Amendment Amendments (it being understood and agreed that such consent has been obtained as of the Second Amendment Effective Date from all Lenders under the New Facilities) or (ii) there are no Loans or Commitments outstanding (other than (x) the New Facilities and (y) any other Class of Commitments or Loans the consent of all Lenders of which has been obtained to the Post Second Amendment Amendments).

SECTION 7. Mortgage Amendment. The Administrative Agent shall have received on or prior to the date that is 90 days from the Second Amendment Effective Date (or such later date as the Administrative Agent may agree in its reasonable discretion) (a) an amendment to that certain mortgage by Black Knight Technology Solutions, LLC to the Collateral Agent, dated as of August 28, 2015 and recorded September 3, 2015 at Book 17291, Page 565 in the recording office of Duval County, Florida (the “Existing Mortgage”); (b) a modification and date-down endorsement to, or replacement policy for, the ALTA loan title insurance policy issued by Fidelity National Title Insurance Company insuring the lien of the Existing Mortgage in form and substance reasonably satisfactory to the Agent and (c) a customary opinion of counsel of the state of Florida reasonably satisfactory to the Administrative Agent.

SECTION 8. Effect of Amendment.

(a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) From and after the Second Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby, (ii) each reference in any Loan Document to the “Term A Lender”, “Term A Loans” or “Term A Facility” shall be deemed a reference to the New Term A Lenders, New Term A Loans or the facility made available in respect of the New Term A Loans, as applicable and (iii) each reference in any Loan Document to “Revolving Credit Commitments” or “Revolving Credit Lender” or “Revolving Credit Facility” shall be deemed a reference to the New Revolving Credit Commitments, New Revolving Credit Lenders, or the revolving credit facility made available in respect of the New Revolving Credit Commitments, as applicable. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents and shall be deemed to be a “Refinancing Amendment” and a “Commitment Increase and Joinder Agreement”, each as defined in the Credit Agreement.

(c) Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Security Agreement) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents (including, for the avoidance of doubt, all Obligations in respect of the New Term A Loans and New Revolving Credit Commitments made available hereunder), subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations (including, for the avoidance of doubt, all Obligations in respect of the New Term A Loans and New Revolving Credit Commitments made available hereunder) pursuant to the Guaranty

SECTION 9. Indemnification. The Borrower hereby confirms that the indemnification provisions set forth in Section 11.05 of the Credit Agreement as amended by this Amendment shall apply to this Amendment and the transactions contemplated hereby.

SECTION 10. Amendments; Severability. (a) This Amendment may not be amended nor may any provision hereof be waived except pursuant to Section 11.01 of the Credit Agreement; and

(b) If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11. GOVERNING LAW; Waiver of Jury Trial; Jurisdiction. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 11.16(b) and 11.17 of the Credit Agreement as amended by this Amendment are incorporated herein by reference, mutatis mutandis.

SECTION 12. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

SECTION 13. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BLACK KNIGHT INFOSERV, LLC, as the Borrower
By:	/s/ Michael L. Gravelle
Name: Michael L. Gravelle
Title: Executive Vice President, General Counsel and Corporate Secretary

BLACK KNIGHT LENDING SOLUTIONS, INC.

BLACK KNIGHT FINANCIAL SERVICES, LLC

FIDELITY NATIONAL COMMERCE VELOCITY, LLC

BLACK KNIGHT FINANCIAL TECHNOLOGY SOLUTIONS, LLC

BLACK KNIGHT NATIONAL TAXNET, LLC

BLACK KNIGHT IP HOLDING COMPANY, LLC

BLACK KNIGHT DATA & ANALYTICS, LLC

BLACK KNIGHT TECHNOLOGY SOLUTIONS, LLC

BLACK KNIGHT REAL ESTATE DATA SOLUTIONS, LLC

BLACK KNIGHT REAL ESTATE GROUP, LLC ESPIEL, LLC

MCDASH ANALYTICS, LLC

PROPERTY INSIGHT, LLC

BLACK KNIGHT MANAGEMENT SERVICES, LLC

BLACK KNIGHT ORIGINATION TECHNOLOGIES, LLC

MOTIVITY SOLUTIONS, LLC

ELYNX HOLDINGS, LLC

ELYNX, LTD.

SWIFTVIEW, LLC

REALEC TECHNOLOGIES, LLC

By:	/s/ Michael L. Gravelle
Name: Michael L. Gravelle Title: Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender

By:	/s/ Peter B. Thauer
Name: Peter B. Thauer Title: Managing Director

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender, New Term A Lender and New Revolving Credit Lender

By:	/s/ Sujay Maiya
Name: Sujay Maiya Title: Vice President

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution: JPMORGAN CHASE BANK, N.A.

Executing as a New Term A Lender

By:	/s/ Peter B. Thauer
Name: Peter B. Thauer Title: Managing Director
For any institution requiring a second signature line:

By:
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution: Bank of Montreal

Executing as a New Term A Lender

By:	/s/ Andrew Berryman
Name: Andrew Berryman Title: Vice Paresident

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution: BANK UNITED, N.A.

Executing as a New Term A Lender

By:	/s/ Jeff Landroche
Name: Jeff Landroche Title: Vice President
For any institution requiring a second signature line:

By:
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution: Branch Banking and Trust Company

Executing as a New Term A Lender

By:	/s/ C. William Buchholz
Name: C. William Buchholz Title: Senior Vice President
For any institution requiring a second signature line:

By:
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	Capital Bank Corporation

Executing as a New Term A Lender

By:	/s/ Rebecca L. Hetzer
Name: Rebecca L. Hetzer Title: Senior Vice President
For any institution requiring a second signature line:

By:
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution: CAPITAL ONE, NATIONAL ASSOCIATION

Executing as a New Term A Lender

By:	/s/ Shae B. Patel
Name: Shae B. Patel Title: Duly Authorized Signatory
For any institution requiring a second signature line:

By:
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Chang Hwa Commercial Bank, Ltd., New York Branch

Executing as a New Term A Lender

By:	/s/ Jane S.C. Yang
Name: Jane S.C. Yang Title: V.P. & General Manager

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution: Citizens Bank, N.A.

Executing as a New Term A Lender

By:	/s/ Elizabeth Aigler
Name: Elizabeth Aigler Title: Assistant Vice President

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	CITY NATIONAL BANK OF FLORIDA

Executing as a New Term A Lender

By:	/s/ Tyler Kurau
Name: Tyler Kurau Title: Senior Vice President
For any institution requiring a second signature line:

By:
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	CTBC Bank Co., Ltd. New York Branch

Executing as a New Term A Lender

By:	/s/ Ralph Wu
Name: Ralph Wu Title: SVP & General Manager

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	FIFTH THIRD BANK

Executing as a New Term A Lender

By:	/s/ Eric Oberfield
Name: Eric Oberfield Title: Managing Director
For any institution requiring a second signature line:

By:
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	GOLDMAN SACHS BANK USA

Executing as a New Term A Lender

By:	/s/ Ryan Durkin
Name: Ryan Durkin Title: Authorized Signatory
For any institution requiring a second signature line:

By:
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	Hua Nan Commercial Bank, Ltd. New York Agency

Executing as a New Term A Lender

By:	/s/ Wen-Tang Wang
Name: Wen-Tang Wang Title: Vice President & General Manager

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	Land Bank of Taiwan, New York Branch

Executing as a New Term A Lender

By:	/s/ Arthur Chen
Name: Arthur Chen Title: General Manager
For any institution requiring a second signature line:

By:
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	Liberty Bank

Executing as a New Term A Lender

By:	/s/ H. Raymond Fed, Jr.
Name: H. Raymond Fed, Jr. Title: Vice President

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	Mizuho Bank, Ltd.

Executing as a New Term A Lender

By:	/s/ James R. Fayen
Name: James R. Fayen Title: Managing Director

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	PNC Bank, N.A.

Executing as a New Term A Lender

By:	/s/ Brian Keeney
Name: Brian Keeney Title: Senior Vice President
For any institution requiring a second signature line:

By:
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	RAYMOND JAMES BANK, N.A.

Executing as a New Term A Lender

By:	/s/ Kathy Bennett
Name: Kathy Bennett Title: SVP
For any institution requiring a second signature line:

By:
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	Regions Bank

Executing as a New Term A Lender

By:	/s/ Bruce Rudolph
Name: Bruce Rudolph Title: Director
For any institution requiring a second signature line:

By:
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	STATE BANK OF INDIA, NEW YORK

Executing as a New Term A Lender

By:	/s/ Manoranjan Panda
Name: Manoranjan Panda Title: VP & HEAD (CMC)
For any institution requiring a second signature line:

By:
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	SunTrust Bank

Executing as a New Term A Lender

By:	/s/ Brian Guffin
Name: Brian Guffin Title: Director

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	SYNOVUS BANKS

Executing as a New Term A Lender

By:	/s/ Michael Sawicki
Name: Michael Sawicki Title: Director, Corporate Banking

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	Taiwan Cooperative Bank Ltd., Acting through It’s New York Branch

Executing as a New Term A Lender

By:	/s/ Huei-Ju Yang
Name: Huei-Ju Yang Title: Deputy General Manager
For any institution requiring a second signature line:

By:
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	TRUSTMARK NATIONAL BANK

Executing as a New Term A Lender

By:	/s/ Robert Whartenby
Name: Robert Whartenby Title: Senior VP

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	U.S. BANK NATIONAL ASSOCIATION

Executing as a New Term A Lender

By:	/s/ James F. Cooper
Name: James F. Cooper Title: Sr. Vice President
For any institution requiring a second signature line:

By:	N/A
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	WELLS FARGO BANK, NA

Executing as a New Term A Lender

By:	/s/ Grainne M. Pergolini
Name: Grainne M. Pergolini Title: Managing Director
For any institution requiring a second signature line:

By:
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	WOODFOREST NATIONAL BANK, N.A.

Executing as a New Term A Lender

By:	/s/ Thomas Angley
Name: Thomas Angley Title: Vice President
For any institution requiring a secon signature line:

By:
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	JPMORGAN CHASE BANK, N.A.

Executing as a New Term A Lender

By:	/s/ Peter B. Thauer
Name: Peter B. Thauer Title: Managing Director
For any institution requiring a second signature line:

By:
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution: Bank of Montreal

Executing as a New Revolving Credit Lender

By:	/s/ Andrew Berryman
Name: Andrew Berryman Title: Vice President
For any institution requiring a second signature line:

By:
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution: Bank United, N.A.

Executing as a New Revolving Credit Lender

By:	/s/ Jeff Landroche
Name: Jeff Landroche Title: Vice President
For any institution requiring a second signature line:

By:
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution: Branch Banking and Trust Company

Executing as a New Revolving Credit Lender

By:	/s/ C. William Buchholz
Name: C. William Buchholz Title: Senior Vice President
For any institution requiring a second signature line:

By:
Name: Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	CAPITAL ONE, NATIONAL ASSOCIATION

Executing as a New Revolving Credit Lender

By:	/s/ Shae B. Patel
Name: Shae B. Patel
Title: Duly Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	Citizens Bank, N.A.

Executing as a New Revolving Credit Lender

By:	/s/ Elizabeth Aigler
Name: Elizabeth Aigler
Title: Assistant Vice President

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

Executing as a New Revolving Credit Lender

By:	/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By:	/s/ Tino Schaufelberger
Name: Tino Schaufelberger
Title: Authorized Signatory

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	FIFTH THIRD BANK

Executing as a New Revolving Credit Lender

By:	/s/ Eric Oberfield
Name: Eric Oberfield
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	GOLDMAN SACHS BANK USA

Executing as a New Revolving Credit Lender

By:	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	Mizuho Bank, Ltd.

Executing as a New Revolving Credit Lender

By:	/s/ James R. Fayen
Name: James R. Fayen
Title: Managing Director

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	PNC Bank, N.A.

Executing as a New Revolving Credit Lender

By:	/s/ Brian Keeney
Name: Brian Keeney
Title: Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	Regions Bank

Executing as a New Revolving Credit Lender

By:	/s/ Bruce Rudolph
Name: Bruce Rudolph
Title: Director

For any institution requiring a second signature line:

By:
Name:
Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	SunTrust Bank

Executing as a New Revolving Credit Lender

By:	/s/ Brian Guffin
Name: Brian Guffin
Title: Director

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution:	U.S. BANK NATIONAL ASSOCIATION

Executing as a New Revolving Credit Lender

By:	/s/ James F. Cooper
Name: James F. Cooper
Title: Sr. Vice President

For any institution requiring a second signature line:

By:	N/A
Name:
Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

Name of Institution	WELLS FARGO BANK, NA

Executing as a New Revolving Credit Lender

By:	/s/ Grainne M Pergolini
Name: Grainne M Pergolini
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

ANNEX A

AMENDMENTS TO CREDIT AGREEMENT

[Attached]

ANNEX A

Conformed Copy reflecting (i) the First

Amendment to the Credit and Guaranty

Agreement dated as of February 27, 2017 and

(ii) those amendments set forth in Section 3(a)

of the Second Amendment dated as of April 26, 2017

CREDIT AND GUARANTY AGREEMENT

dated as of May 27, 2015

among

BLACK KNIGHT INFOSERV, LLC,

as Borrower,

BLACK KNIGHT FINANCIAL SERVICES, LLC,

as Holdings

THE SUBSIDIARIES OF THE BORROWER

FROM TIME TO TIME PARTY HERETO

The LENDERS FROM TIME TO TIME PARTY HERETO,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer

and

BANK OF AMERICA, N.A.,

as a Swing Line Lender and L/C Issuer

In respect of the Revolving Credit Facility and the Term A Facility:

JPMORGAN CHASE BANK, N.A.,

BANK OF AMERICA, N.A.,

U.S. BANK NATIONAL ASSOCIATION,

WELLS FARGO SECURITIES, LLC,

BMO CAPITAL MARKETS CORP.,

PNC BANK, N.A. and

SUNTRUST ROBINSON HUMPHREY, INC.

as Lead Arrangers and Bookrunners,

BANK OF AMERICA, N.A.,

U.S. BANK NATIONAL ASSOCIATION,

WELLS FARGO SECURITIES, LLC,

BMO CAPITAL MARKETS CORP.,

PNC BANK, N.A. and

SUNTRUST ROBINSON HUMPHREY, INC.,

as Co-Syndication Agents,

and

CITIZENS BANK, N.A.,

FIFTH THIRD BANK,

MIZUHO BANK, LTD., and

CAPITAL ONE, NATIONAL ASSOCIATION,

as Co-Documentation Agents,

In respect of the Term B Facility:

J.P. MORGAN SECURITIES LLC,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

U.S. BANK NATIONAL ASSOCIATION, and

WELLS FARGO SECURITIES, LLC,

as Joint Lead Arrangers and Joint Bookrunners,

BANK OF AMERICA, N.A.

U.S. BANK NATIONAL ASSOCIATION, and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Co-Syndication Agents,

SUNTRUST BANK,

BANK OF MONTREAL,

REGIONS BANK,

CREDIT SUISSE SECURITIES (USA) LLC,

GOLDMAN SACHS BANK USA, and

CITIBANK, N.A.,

as Co-Documentation Agents,

and

FIFTH THIRD BANK,

CITIZENS BANK, N.A.,

PNC CAPITAL MARKETS LLC, and

BBVA COMPASS,

as Senior Managing Agents

2

TABLE OF CONTENTS

PAGE
ARTICLE 1
DEFINITIONS AND ACCOUNTING TERMS

Section 1.01. Defined Terms	1
Section 1.02. Other Interpretive Provisions	~~56~~51
Section 1.03. Accounting Terms	~~56~~51
Section 1.04. Rounding	~~57~~52
Section 1.05. References to Agreements and Laws	~~57~~52
Section 1.06. Times of Day	~~57~~52
Section 1.07. Timing of Payment or Performance	~~57~~52
Section 1.08. Certain Calculations and Tests	~~58~~52
Section 1.09. Exchange Rates; Currencies Generally	5854
Section 1.10. Cashless Rollovers	~~59~~54

ARTICLE 2
THE COMMITMENTS AND CREDIT EXTENSIONS

Section 2.01. The Term A Borrowings	~~59~~54
Section 2.02. Borrowings, Conversions and Continuations of Loans	~~60~~54
Section 2.03. [Reserved]	~~62~~56
Section 2.04. Letters of Credit	~~62~~56
Section 2.05. Swing Line Loans	~~72~~65
Section 2.06. Prepayments	~~75~~67
Section 2.07. Termination or Reduction of Commitments	~~80~~71
Section 2.08. Repayment of Loans	~~80~~73
Section 2.09. Interest	~~82~~73
Section 2.10. Fees	~~83~~74
Section 2.11. Computation of Interest and Fees	~~83~~74
Section 2.12. Evidence of Indebtedness	~~83~~74
Section 2.13. Payments Generally	~~84~~75
Section 2.14. Sharing of Payments	~~86~~76
Section 2.15. [Reserved]	~~87~~78
Section 2.16. Increase in Commitments	~~87~~78
Section 2.17. Defaulting Lenders	~~90~~80
Section 2.18. Extension of Maturity Date	~~91~~81
Section 2.19. Refinancing Amendments	~~95~~84

ARTICLE 3
TAXES, INCREASED COSTS AND ILLEGALITY

Section 3.01. Taxes	~~97~~86
Section 3.02. Illegality	~~102~~91
Section 3.03. Inability to Determine Rates	~~103~~91

i

Section 3.04. Increased Costs	~~103~~91
Section 3.05. Capital Requirements	~~104~~92
Section 3.06. Reserves on Eurodollar Rate Loans	~~104~~92
Section 3.07. Funding Losses	~~105~~93
Section 3.08. Matters Applicable to All Requests for Compensation	~~105~~93
Section 3.09. Replacement of Lenders Under Certain Circumstances	~~107~~95
Section 3.10. Survival	~~109~~96

ARTICLE 4
CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

Section 4.01. Conditions of Initial Credit Extension	~~109~~96
Section 4.02. Conditions to All Credit Extensions	~~111~~98

ARTICLE 5
REPRESENTATIONS AND WARRANTIES

Section 5.01. Existence, Qualification and Power; Compliance with Laws	~~112~~99
Section 5.02. Authorization; No Contravention	~~112~~99
Section 5.03. Governmental Authorization; Other Consents	~~113~~100
Section 5.04. Binding Effect	~~113~~100
Section 5.05. Financial Statements; No Material Adverse Effect	~~113~~100
Section 5.06. Litigation and Environmental Matters	~~114~~101
Section 5.07. Ownership of Property; Liens	~~114~~101
Section 5.08. Anti-Corruption Laws and Sanctions	~~115~~102
Section 5.09. Taxes	~~115~~102
Section 5.10. ERISA Compliance	~~116~~102
Section 5.11. Subsidiaries; Equity Interests	~~116~~103
Section 5.12. Margin Regulations; Investment Company Act	~~116~~103
Section 5.13. Disclosure	~~117~~103
Section 5.14. Solvency	~~117~~104
Section 5.15. Perfection, Etc	~~117~~104

ARTICLE 6
AFFIRMATIVE COVENANTS

Section 6.01. Financial Statements	~~118~~105
Section 6.02. Certificates; Other Information	~~119~~107
Section 6.03. Notices	~~120~~107
Section 6.04. [Reserved]	~~121~~107
Section 6.05. Preservation of Existence, Etc	~~121~~107
Section 6.06. Maintenance of Properties	~~121~~109
Section 6.07. Maintenance of Insurance	~~121~~109
Section 6.08. Compliance with Laws	~~122~~109
Section 6.09. Books and Records	~~122~~109
Section 6.10. Inspection Rights	~~122~~109
Section 6.11. Use of Proceeds	~~122~~110

ii

Section 6.12. Payment of Taxes	~~122~~108
Section 6.13. Covenant to Guarantee Guaranteed Obligations and Give Security	~~123~~109
Section 6.14. Further Assurances	~~125~~111
Section 6.15. Designation of Subsidiaries	~~125~~111
Section 6.16. Post-Closing Covenants	~~126~~112

ARTICLE 7
NEGATIVE COVENANTS

Section 7.01. Liens	~~126~~112
Section 7.02. Investments	~~129~~115
Section 7.03. Indebtedness	~~133~~118
Section 7.04. Fundamental Changes; Lines of Business	~~137~~121
Section 7.05. Dispositions	~~138~~122
Section 7.06. Restricted Payments	~~140~~124
Section 7.07. [Reserved]	~~142~~126
Section 7.08. Transactions with Affiliates	~~142~~127
Section 7.09. Burdensome Agreements	~~143~~127
Section 7.10. Financial Covenants	~~144~~128
Section 7.11. Prepayments, Etc. of Indebtedness	~~144~~128
Section 7.12. Permitted Activities of Holdings	~~145~~129
Section 7.13. No Changes in Fiscal Year	~~146~~130

ARTICLE 8
EVENTS OF DEFAULT AND REMEDIES

Section 8.01. Events of Default	~~146~~130
Section 8.02. Remedies Upon Event of Default	~~149~~132
Section 8.03. Application of Funds	~~150~~133

ARTICLE 9
ADMINISTRATIVE AGENT AND OTHER AGENTS

Section 9.01. Appointment and Authorization of Administrative Agent	~~151~~134
Section 9.02. Delegation of Duties	~~152~~135
Section 9.03. Liability of Agents	~~152~~135
Section 9.04. Reliance by Administrative Agent	~~152~~135
Section 9.05. Notice of Default	~~153~~136
Section 9.06. Credit Decision; Disclosure of Information by Agents	~~153~~136
Section 9.07. Indemnification of Agents	~~154~~136
Section 9.08. Agents in their Individual Capacities	~~154~~137
Section 9.09. Successor Agents	~~155~~137
Section 9.10. Administrative Agent May File Proofs of Claim	~~156~~138
Section 9.11. Collateral and Guaranty Matters	~~156~~139
Section 9.12. Other Agents; Arrangers and Managers	~~158~~140

iii

ARTICLE 10
GUARANTY

Section 10.01. Guaranty	~~158~~141
Section 10.02. Contribution	~~159~~141
Section 10.03. Guaranty Absolute	~~159~~141
Section 10.04. Waiver and Acknowledgments	~~160~~142
Section 10.05. Subrogation	~~161~~143
Section 10.06. Payment Free and Clear of Taxes	~~162~~144
Section 10.07. Covenants	~~162~~144
Section 10.08. Release of Subsidiary Guarantors	~~162~~144
Section 10.09. Guaranty Supplements	~~162~~144
Section 10.10. No Waiver; Remedies	~~163~~144
Section 10.11. [Reserved]	~~163~~144
Section 10.12. Continuing Guaranty; Assignments under this Agreement	~~163~~144
Section 10.13. Subordination of Certain Intercompany Indebtedness	~~163~~145
Section 10.14. Keepwell	~~163~~145

ARTICLE 11
MISCELLANEOUS

Section 11.01. Amendments, Etc	~~164~~145
Section 11.02. Notices and Other Communications; Facsimile Copies	~~167~~148
Section 11.03. No Waiver; Cumulative Remedies	~~169~~150
Section 11.04. Attorney Costs, Expenses and Taxes	~~169~~150
Section 11.05. Indemnification by the Borrower	~~169~~150
Section 11.06. Payments Set Aside	~~171~~152
Section 11.07. Assigns	~~171~~152
Section 11.08. Successors	~~178~~158
Section 11.09. Confidentiality	~~178~~158
Section 11.10. Set-off	~~179~~159
Section 11.11. Interest Rate Limitation	~~180~~160
Section 11.12. Counterparts	~~180~~160
Section 11.13. Integration	~~180~~160
Section 11.14. Survival of Representations and Warranties	~~180~~160
Section 11.15. Severability	~~181~~160
Section 11.16. Governing Law	~~181~~161
Section 11.17. Waiver of Right to Trial by Jury	~~181~~161
Section 11.18. Binding Effect	~~182~~161
Section 11.19. No Implied Duties	~~182~~162
Section 11.20. USA Patriot Act Notice	~~182~~162
Section 11.21. Acknowledgement and Consent to Bail-In of EEA Financial Institutions	162

iv

“Administrative Agent” means JPMCB in its capacity as administrative agent and collateral agent under any of the Loan Documents, or any successor in such capacities.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Affiliated Lenders” has the meaning specified in Section 11.07(k).

“Agent-Related Persons” means the Administrative Agent, together with its Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons.

“Agents” means, collectively, the Administrative Agent, the Co-Syndication Agents, the Co-Documentation Agents and the Senior Managing Agents.

“Aggregate Commitments” means the Commitments of all the Lenders.

“Aggregate Revolving Credit Commitments” means, at any time, the aggregate amount of the Revolving Credit Commitments of the Revolving Credit Lenders at such time.

“Agreement” means this Credit and Guaranty Agreement.

“Applicable Margin” means a percentage per annum equal to:

(a) with respect to (i) any Term A Loan, (ii) any Revolving Credit Loan, (iii) the Commitment Fee in respect of any Revolving Credit Commitments and (iv) the L/C Fee in respect of any Revolving Credit Commitments, (A) until and including the date on which the first financial statements after the ~~Closing~~Second Amendment Effective Date are delivered under Section 6.01, the percentages per annum set forth below for Pricing Level ~~4~~3 and (B) thereafter, the following percentages per annum based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Term A Loans and Revolving Credit Facility

Pricing Level	Leverage Ratio	Eurodollar Rate/L/C Fee	Base Rate	Commitment Fee
1	< 2.00:1.00	~~1.50~~1.25%	~~0.50~~0.25%	~~0.25~~0.15%
2	≥ 2.00:1.00 and <	~~1.75~~1.50%	~~0.75~~0.50%	~~0.25~~0.20%
3.00:1.00
3	≥ 3.00:1.00 and <	~~2.00~~1.75%	~~1.00~~0.75%	~~0.30~~0.25%
4.00:1.00
4	≥ 4.00:1.00	~~2.25~~2.00%	~~1.25~~1.00%	~~0.35~~0.30%

2

(b) with respect to any Term B Loans, the following percentage per annum:

Term B Loans

Eurodollar Rate	Base Rate
2.25%	1.25%

Any increase or decrease in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided that at the option of the Administrative Agent or the Required Lenders, Pricing Level 4 shall apply (1) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply) and (2) as of the first Business Day after an Event of Default set forth in Section 8.01(a) or 8.01(f) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply).

“Appropriate Lender” means, at any time, (a) with respect to Loans of any Class and Tranche, the Lenders of such Class and Tranche, (b) with respect to the Letter of Credit Sublimit, (i) the L/C Issuers and (ii) if any Letters of Credit have been issued pursuant to Section 2.04, the Revolving Credit Lenders, (c) with respect to the Swing Line Facility, (i) the Swing Line Lenders and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.05, the Revolving Credit Lenders, (d) with respect to Revolving Credit Loans of any Tranche, the Lenders of such Tranche and (e) with respect to Term Loans of any Tranche, the Lenders of such Tranche.

“Approved Foreign Bank” has the meaning specified in clause (k) of the definition of “Cash Equivalents”.

“Approved Fund” means any Fund that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender.

“Arrangers” means (i) with respect to the Facilities established pursuant to the Existing Credit Agreement, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bank National Association and Wells Fargo Securities, LLC, each in its capacity as a joint lead arranger and joint bookrunner of ~~the~~such Facilities and (ii) with respect to the Revolving Credit Facility and Term A Facility established pursuant to the Second Amendment, JPMorgan Chase Bank, N.A., Bank of America, N.A., U.S. Bank National Association, Wells Fargo Securities, LLC, BMO Capital Markets Corp., PNC Bank, N.A., SunTrust Robinson Humphrey, Inc. and/or their designated affiliates each in its capacity as a lead arranger and bookrunner of the such Facilities.

3

release of guarantees received on any Investment made pursuant to Section 7.02(r) (in an amount not to exceed the original amount of such Investment); plus

(vi) an amount equal to the sum of (A) in the event any Unrestricted Subsidiary has been redesignated as a Restricted Subsidiary pursuant to Section 6.15 or has been merged, consolidated or amalgamated with or into, or is liquidated into, the Borrower or any Restricted Subsidiary, the amount of the Investments of the Borrower or any Restricted Subsidiary in such Subsidiary made pursuant to Section 7.02(r) (in an amount not to exceed the original amount of such investment) and (B) the fair market value (as reasonably determined by the Borrower) of the property or assets of any Unrestricted Subsidiary that have been transferred, conveyed, or otherwise distributed to the Borrower or any Restricted Subsidiary after the Closing Date from any dividend or other distribution by an Unrestricted Subsidiary; plus

(vii) the amount of any Declined Proceeds; minus

(b) the aggregate amount of any Investments outstanding at such time pursuant to Section 7.02(r), any Restricted Payments made prior to such time pursuant to Section 7.06(g) or any Restricted Prepayment made prior to such time pursuant to Section 7.11(c).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bank of America” means Bank of America, N.A. and its successors.

“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by JPMCB as its “prime rate” and (c) the Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%. The “prime rate” is a rate set by JPMCB based upon various factors including JPMCB’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by JPMCB shall take effect at the opening of business on the day specified in the public announcement of such change.

5

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.

“Basel III” means the agreement on capital adequacy, stress testing and liquidity standards contained in “Basel III: a global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee in December 2010, each as amended, and any further guidance or standards published by the Basel Committee in relation to “Basel III”.

“Basel Committee” means the Basel Committee on Banking Supervision.

“BKFS” means Black Knight Financial Services, Inc., a Delaware corporation.

“BKFS S-1” has the meaning specified in Section 4.01(a).

“Bona Fide Lending Affiliate” means, with respect to any Competitor, any debt fund, investment vehicle, regulated bank entity or unregulated lending entity (in each case, other than a Person that is separately identified on Schedule 1.01C) that is (i) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business and (ii) managed, sponsored or advised by any Person that is controlling, controlled by or under common control with such Competitor or Affiliate thereof, as applicable, but only to the extent that no personnel involved with the investment in such Competitor or affiliate thereof, as applicable, (x) makes (or has the right to make or participate with others in making) investment decisions on behalf of such debt fund, investment vehicle, regulated bank entity or unregulated lending entity or (y) has access to any information (other than information that is publicly available) relating to Holdings and/or the Borrower or any entity that forms a part of any of their respective businesses (including any of their respective subsidiaries).

“Borrower” has the meaning specified in the introductory paragraph to this Agreement.

“Borrower Materials” has the meaning specified in Section 6.02.

“Borrowing” means a borrowing consisting of simultaneous Loans of the same Type, Class and Tranche and, in the case of Eurodollar Rate Loans, having the same Interest Period.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market.

“Capital Expenditures” means, without duplication, any expenditure for any purchase or other acquisition of any asset that would be classified as a fixed or capital asset on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP, including capitalized software development costs.

6

having the force of Law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd Frank Act”) and all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, implemented or issued.

“Change of Control” means (a) the acquisition by any “person” or “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the 1934 Act, but excluding any employee benefit plan and/or any person acting as the trustee, agent or other fiduciary or administrator therefor), other than one or more Permitted Holders, of voting stock representing more than the greater of (x) 35% of the total voting power of all of the outstanding voting stock of Parent and (y) the percentage of the total voting power of all of the outstanding voting stock of Parent owned directly or indirectly by the Permitted Holders, (b) Parent shall (i) prior to the consummation of a Permitted Spin-Off Transaction, cease to be the sole managing member in Holdings (or, if applicable, Successor Holdings) and (ii) following the consummation of a Permitted Spin-Off Transaction, cease indirectly or directly to own and control 100% of the equity interests in Holdings (or, if applicable, Successor Holdings) or (c) Holdings (or, if applicable, Successor Holdings) shall cease to directly own and control 100% of the equity interests in the Borrower. Notwithstanding the foregoing, no Permitted Spin-Off Transaction shall constitute a “Change of Control”.

“Charges” means any charge, expenses, cost, accrual or reserve of any kind.

“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Term Lenders of any Tranche or Revolving Credit Lenders of any Tranche, (b) when used with respect to Commitments, refers to whether such Commitments are Term Commitments of any Tranche or Revolving Credit Commitments of any Tranche and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Term Loans of any Tranche or Revolving Credit Loans of any Tranche.

“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 11.01, which date is May 27, 2015.

“Closing Date Forecasts” has the meaning specified in Section 5.05(c).

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Co-Documentation Agents” means (i) with respect to the Facilities established pursuant to the Existing Credit Agreement, SunTrust Bank, Bank of Montreal, Regions Bank, Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA and Citibank, N.A. as co-documentation agents under this Agreement and (ii) with respect to the Revolving Credit Facility and Term A Facility established pursuant to the Second Amendment, Capital One, National Association, Citizens Bank, N.A., Fifth Third Bank, Mizuho Bank, Ltd.

“Collateral” means all of the “Collateral” referred to in the Collateral Documents and all of the other property and assets that are or are required under the terms hereof or of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties; provided that “Collateral” shall not include any Excluded Asset.

and integration costs (including those related to tax restructurings), charges, accruals, reserves and expenses (including, without limitation, inventory optimization programs, software development costs, systems implementation and upgrade expenses, costs related to the closure or consolidation of facilities (including but not limited to severance, rent termination costs, moving costs and legal costs), costs related to curtailments, costs related to entry into new markets (including unused warehouse space costs, strategic initiatives and contracts, consulting fees, signing costs, retention or completion bonuses, expansion and relocation expenses, severance payments, and modifications to pension and post-retirement employee benefit plans, new systems design and implementation costs and project startup costs), in an aggregate amount not to exceed 15% of Consolidated EBITDA for such period (and, together with any amounts added back pursuant to clause (xiii) above, not to exceed 25% of Consolidated EBITDA in the aggregate for such period) (in each case, calculated before giving effect to such adjustments),

(xviii) other expenses and charges of such Person and its Subsidiaries reducing Consolidated Net Income which do not represent a cash item in such period or any future period; ~~and~~

(xix) any one-time Charges incurred in connection with the IPO or otherwise associated with ~~Parent~~BKFS becoming a public company; ~~minus~~and

(xx) any one-time Charges incurred in connection with the Permitted Spin-Off Transactions in an aggregate amount not to exceed $15,000,000; minus

(c) an amount which, in the determination of Consolidated Net Income, has been included for

(i) (A) non-cash gains (other than with respect to cash actually received) and (B) all extraordinary, unusual or non-recurring gains, and

(ii) any gains realized upon the Disposition of property outside of the ordinary course of business, and

(d) excluding the effects of

(i) any unrealized losses or gains in respect of Swap Contracts, and

(ii) any losses or gains in respect of purchase accounting adjustments for earnout obligations arising from acquisitions,

all as determined in accordance with GAAP, where applicable.

Unless the context otherwise requires, each reference to “Consolidated EBITDA” in this Agreement shall deemed to refer to the Consolidated EBITDA of Holdings, the Borrower and the Restricted Subsidiaries.

“Consolidated Interest Charges” means, as of any date for the applicable period ending on such date with respect to any Person and its Subsidiaries on a consolidated basis, the amount payable with respect to such period in respect of (a) total interest expense payable in cash plus pay-in-kind interest in respect of Indebtedness of the type set forth in clause (a) of the definition thereof (including the interest component under Capitalized Leases, but excluding, to the extent included in interest expense, (i) fees and expenses associated with the consummation of the Transactions and the LPS Notes Equity Redemption, (ii) annual agency fees paid to the Administrative Agent, (iii) costs associated with obtaining Swap Contracts, (iv) fees and expenses associated with any Investment permitted under Section 7.02, Equity Issuance or Debt Issuance (whether or not consummated) and (v) amortization of deferred financing costs), minus (b) interest income with respect to Cash on Hand of Holdings, the Borrower and the Restricted Subsidiaries earned during such period, in each case as determined in accordance with GAAP.

“Consolidated Net Income” means, as of any date for the applicable period ending on such date with respect to any Person and its Subsidiaries on a consolidated basis, net income (excluding, without duplication, (i) extraordinary, unusual or non-recurring items and (ii) any amounts attributable to Investments in any joint venture to the extent that (A) there exists any legal or contractual encumbrance or restriction on the ability of such joint venture to pay dividends or make any other distributions in cash on the Equity Interests of such joint venture held by any Person and its Subsidiaries, but only to the extent so encumbered or restricted or (B) such Person does not have the right to receive or the ability to cause to be distributed its pro rata share of all earnings of such joint venture) as determined in accordance with GAAP; provided that Consolidated Net Income for any such period shall not include (v) the cumulative effect of a change in accounting principles during such period, (w) any net after-tax income or loss (less all fees and expenses or charges relating thereto) attributable to the early extinguishment of indebtedness, (x) any non-cash charges resulting from mark-to-market accounting relating to Equity Interests, (y) any unrealized or realized net gain or loss resulting from currency translation or transaction gains or losses impacting net income (including currency remeasurements of Indebtedness) and any foreign currency translation or transaction gains or losses shall be excluded, including those resulting from intercompany Indebtedness and any unrealized net gains and losses resulting from obligations in respect of any Hedge Agreements in accordance with GAAP or any other derivative instrument pursuant the application of Accounting Standards Codification Topic Number 815 “Derivatives and Hedging” and (z) any non-cash impairment charges resulting from the application of Accounting Standards Codification (“ASC”) Topic 350, Intangibles – Goodwill and Other and ASC Topic 360, Property, Plant, and Equipment and the amortization of intangibles including those arising pursuant to ASC Topic 805, Business Combinations; and, provided, further that solely for purposes of calculating Excess Cash Flow, the income or loss of any Person accrued prior to the date on which such Person becomes a Restricted Subsidiary of such Person or is merged into or consolidated with such Person or any Restricted Subsidiary of such Person or the date that such other Person’s assets are acquired by such Person or any Restricted Subsidiary of such Person, in each case, shall be excluded in calculating Consolidated Net Income.

“Contract Consideration” shall have the meaning given to such term in the definition of “Excess Cash Flow”.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” has the meaning specified in the definition of “Affiliate.”

“Co-Syndication Agents” means (i) with respect to the Facilities established pursuant to the Existing Credit Agreement, Bank of America, U.S. Bank National Association and Wells Fargo Bank, National Association as co-syndication agents under this Agreement~~.~~ and (ii) with respect to the Revolving Credit Facility and Term A Facility established pursuant to the Second Amendment, Bank of America, N.A., U.S. Bank National Association, Wells Fargo Bank, National Association, BMO Capital Markets Corp., PNC Bank, N.A. and Suntrust Robinson Humphrey, Inc.

“Credit Agreement Refinancing Indebtedness” means (i) Permitted First Priority Refinancing Debt, (ii) Permitted Junior Priority Refinancing Debt, (iii) Permitted Unsecured Refinancing Debt or (iv) Indebtedness incurred pursuant to a Refinancing Amendment, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace or refinance, in whole or in part, any Class of existing Term Loans, or any then-existing Refinancing Indebtedness (solely for purposes of this definition, “Refinanced Debt”); provided that (a) such Indebtedness shall not have a greater principal amount than the principal amount of the Refinanced Debt plus accrued interest, fees and premiums (if any) thereon and reasonable fees and expenses associated with the refinancing, (b) such Refinanced Debt shall be repaid, defeased or satisfied and discharged on a dollar-for-dollar basis, and all accrued, interest, fees and premiums (if any) in connection therewith shall be paid, substantially concurrently with the incurrence of such Refinancing Indebtedness in accordance with the provisions of Section 2.06(a), (c) such Indebtedness has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Refinanced Debt and the maturity date of such Indebtedness shall be no earlier than the latest maturity date applicable to the Refinanced Debt, (d) such Indebtedness is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligation (except customary asset sale or change-of-control provisions that provide for the prior repayment in full of the Loans and all other Obligations), in each case prior to the Latest Term Maturity Date at the time such Indebtedness is incurred, (e) such Indebtedness is not at any time guaranteed by any Subsidiaries other than Subsidiaries that are Guarantors and the terms of such guarantee shall be no more favorable to the secured parties in respect of such Indebtedness than the terms of the Guaranty provided hereunder, (f) the terms and conditions (including, if applicable, as to collateral) of any such modified, refinanced, refunded, renewed or extended Indebtedness are not materially less favorable, taken as a whole, to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended, taken as a whole, and (g) such Indebtedness has mandatory prepayment, repurchase or redemption provisions no more onerous or expansive in scope, taken as a whole, than those contained in this Agreement for the Term Loans or are otherwise reasonably acceptable to the Administrative Agent.

“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

“Debt Fund Affiliate” means any Person (other than a natural person) that is an Affiliate of Holdings, the Sponsor or, until the occurrence of the Permitted Spin-Off Transactions, FNF that is primarily engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course and for which no personnel making investment decisions in respect of any equity fund which has a direct or indirect equity investment in Parent, Holdings, the Borrower or its Subsidiaries has the right to make any investment decisions.

“Debt Issuance” means the issuance by any Person and its Subsidiaries of any Indebtedness for borrowed money.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Declined Proceeds” has the meaning specified in Section 2.06(b)(ix).

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Margin, if any, applicable to Base Rate Loans plus (c) 2.0% per annum; provided that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus 2.0% per annum, in each case, to the fullest extent permitted by applicable Laws.

“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in L/C Obligations or Swing Line Obligations or (iii) pay over to the Administrative Agent, any L/C Issuer, any Swing Line Lender or any other Lender any other amount required to be paid by it hereunder, unless (A) in the case of clause (i) above, such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied or (B) in the case of clause (iii) above, such Lender notifies the Administrative Agent and the Borrower in writing that the failure to pay such other amount is the subject of a good faith dispute, (b) has notified the Borrower or the Administrative Agent, any L/C Issuer, any Swing Line Lender or any other Lender in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Administrative Agent, any L/C Issuer, any Swing Line Lender or any other Lender or the Borrower, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding L/C Obligations and Swing Line Obligations under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Administrative Agent, L/C Issuer, Swing Line Lender or Lender’s and the Borrower’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent~~,~~ or (d) has become (or any parent company thereof has become) either the subject of (i) a Bankruptcy Event or (ii) a Bail In Action.

“Designated Lenders” shall mean, in each case to the extent then a Lender, Bank of America, N.A. (or any affiliate of Bank of America, N.A.) and SunTrust Robinson Humphrey, Inc.

“Designated Non-Cash Consideration” shall mean the fair market value (as determined by the Borrower in good faith) of non-cash consideration received by the Borrower or a Restricted Subsidiary in connection with a Disposition pursuant to Section 7.05(f) or (s) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer of the Borrower, setting forth the basis of such valuation (which amount will be reduced by the amount of cash or Cash Equivalents received by the Borrower or Restricted Subsidiary in connection with a subsequent sale or conversion of such Designated Non-Cash Consideration to cash or Cash Equivalents).

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition of any property by any Person (including any sale and leaseback transaction and any sale of Equity Interests, but excluding any issuance by such Person of its own Equity Interests), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof, in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the Latest Maturity Date.

“Disqualified Institution” means any Person listed on Schedule 1.01C, as such schedule may be supplemented by the Borrower in writing to the Administrative Agent (with any such supplement to be effective one Business Day after such notice thereof to the Administrative Agent) (i) for any person that is or becomes a Competitor or any Affiliate of any such Competitor~~, which supplement may not apply retroactively to disqualify any Person that has previously acquired an assignment or participation interest in the Facilities~~; it being understood that (x) the Borrower may not supplement the list of Persons that are Disqualified Institutions to include any Affiliate of any Competitor that is a Bona Fide Lending Affiliate and (y) the term “Disqualified Institution” shall include any reasonably identifiable Affiliate of any Person that is added to the list of Disqualified Institutions in accordance with this clause (i) who is not a Bona Fide Lending Affiliate (except to the extent such Bona Fide Lending Affiliate is separately identified in accordance with clause (ii) below) and (ii) for any other Person identified by the Borrower subject to the reasonable consent of the Administrative Agent and, in each case of the foregoing clauses (i) and (ii), any Person that is a reasonably identifiable Affiliate of the Persons listed on Schedule 1.01C (as supplemented by clause (i) and (ii))~~.~~, in each case, which supplement may not apply retroactively to disqualify any Person that has previously acquired an assignment or participation interest in or for which the “trade date” with respect to an assignment or participation interest has occurred in respect of the Facilities.

“Disqualified Person” has the meaning specified in Section 11.07(k).

“Disqualified Institution List” has the meaning specified in Section 11.09.

“Dissenting Lenders” has the meaning specified in Section 11.01(f).

“Dollar” and “$” means lawful money of the United States.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia.

“Dutch Auction” means an auction (an “Auction”) conducted by Holdings or one of its Subsidiaries in order to purchase one or more Classes of Term Loans in accordance with customary procedures reasonably acceptable to the Administrative Agent.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” means (a) in the case of any assignment of a Term A Loan, (i) a Term A Lender and (ii) any other Person (other than a natural person) approved by (A) the Administrative Agent and (B) unless an Event of Default has occurred and is continuing under Section 8.01(a) or 8.01(f), the Borrower (each such approval not to be unreasonably withheld or delayed), (b) in the case of any assignment of a Term B Loan, (i) a Lender, (ii) an Affiliate of a Lender, (iii) an Approved Fund and (iv) any Person (other than a natural person) approved by (A) the Administrative Agent and (B) unless an Event of Default has occurred and is continuing under Section 8.01(a) or 8.01(f), the Borrower (each such approval not to be unreasonably withheld or delayed) and (c) in the case of any assignment of a Revolving Credit Commitment, any Person approved by (A) the Administrative Agent, (B) the L/C Issuers, (C) the Swing Line Lenders and (D) unless (x) such assignment is to a Person (other than a natural person) who is a Revolving Credit Lender (who is not then a Defaulting Lender) or (y) an Event of Default has occurred and is continuing under Section 8.01(a) or 8.01(f), the Borrower (each such approval not to be unreasonably withheld or delayed); provided that “Eligible Assignee” shall not include any Disqualified Institution or, other than as set forth in Section 11.07(k) or (l), Holdings or any Affiliate or Subsidiary of Holdings.

“Environmental Laws” means any and all applicable Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution, the protection of the environment, human health and safety (as related to exposure to hazardous substances) or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Restricted Company resulting from or based upon (a) any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities).

“Equity Issuance” means any issuance for cash by any Person and its Subsidiaries to any other Person of (a) its Equity Interests, (b) any of its Equity Interests pursuant to the exercise of options or warrants, (c) any of its Equity Interests pursuant to the conversion of any debt securities to equity or (d) any options or warrants relating to its Equity Interests. A Disposition shall not be deemed to be an Equity Issuance.

“Equity Purchase” means the purchase by ~~Parent~~BKFS using the net cash proceeds of the IPO, of the membership interests in Holdings.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in “reorganization” (within the meaning of Section 4241 of ERISA) or is in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 304 of ERISA); (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums not yet due or premiums due but not yet delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Eurodollar Rate” means, with respect to any Eurodollar Rate Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary to the next 1/16 of 1%) equal to (a) the LIBOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Eurodollar Rate Loan” means a Loan that bears interest at a rate based on the Eurodollar Rate.

“Eurodollar Rate Revolving Credit Loan” means a Eurodollar Rate Loan that is a Revolving Credit Loan.

“Excluded Unrestricted Subsidiary” has the meaning specified in Section 6.15.

“Existing Credit Agreement” means this Agreement as of the Second Amendment Effective Date prior to giving effect to the Second Amendment.

“Extended Revolving Credit Commitment” has the meaning specified in Section 2.18(a)(ii).

“Extended Revolving Loans” has the meaning specified in Section 2.18(a)(ii).

“Extended Term A Loans” has the meaning specified in Section 2.18(a)(iv)(A).

“Extended Term B Loans” has the meaning specified in Section 2.18(a)(iv)(B).

“Extended Term Loans” has the meaning specified in Section 2.18(a)(iii).

“Extension” has the meaning specified in Section 2.18(a).

“Extension Amendment” means an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower executed by each of (a) the Borrower, (b) the Administrative Agent, (c) each Lender that agrees to an Extension and (d) to the extent relating to the Revolving Credit Commitments, the L/C Issuer and the Swing Line Lender, in accordance with Section 2.18.

“Extension Offer” has the meaning specified in Section 2.18(a).

“Facility” means each Term Facility or each Revolving Credit Facility, as the context may require.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code, and any intergovernmental agreements implementing any of the foregoing.

“FCPA” has the meaning specified in Section 5.08(b).

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the immediately preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to JPMCB on such day on such transactions as determined by the Administrative Agent; provided that if the relevant screen rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

Guarantee of Holdings and any Subsidiary Guarantor set forth in Article 10 of this agreement or in any other guaranty or guaranty supplement delivered pursuant to Section 6.13, (i) all Obligations of each other Loan Party, (ii) all Secured Hedging Obligations of each other Loan Party and (iii) all Cash Management Obligations of each other Loan Party, in each case of the obligations described in clauses (i), (ii) and (iii) above, now or hereafter existing (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, fees, indemnities, contract causes of action, costs, expenses or otherwise. Notwithstanding the foregoing, the Guaranteed Obligations of any Guarantor shall not include any Excluded Swap Obligations of such Guarantor.

“Guarantors” means, collectively, (i) Holdings, (ii) the Borrower and (ii) each Subsidiary Guarantor (with each Subsidiary Guarantor as of the Closing Date listed on Schedule 1.01(A). The Borrower shall be considered a Guarantor hereunder solely with respect to its Guaranteed Obligations under Article 10.

“Guaranty” means, collectively, the Guarantee by Holdings and each Subsidiary Guarantor set forth in Article 10 of this Agreement together with any other guaranty or guaranty supplement delivered pursuant to Section 6.13 as well as the Guarantee provided by the Borrower solely with respect to its Guaranteed Obligations under Article 10.

“Guaranty Supplement” has the meaning specified in Section 10.09.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law as hazardous, toxic, pollutants or contaminants or words of similar meaning or effect.

“Hedge Agreement” means any Swap Contract permitted under Article 6 or 7 that is entered into by and between the Borrower or any of the Restricted Subsidiaries and any Hedge Bank.

“Hedge Bank” means any Person that is, at the time that it enters into a Hedge Agreement, the Administrative Agent, an Arranger, a Lender, L/C Issuer or Swing Line Lender or an Affiliate of the Administrative Agent, an Arranger, a Lender, L/C Issuer or Swing Line Lender.

“Holdings” has the meaning set forth in the introductory paragraph to this Agreement.

“Holdings LLC Agreement” means that certain Second Amended and Restated Limited Liability Company Agreement of Holdings, by and among Holdings, Chicago Title Insurance, a Nebraska corporation, Fidelity Title Insurance Company, a California corporation, ~~Parent~~BKFS, and the Sponsor, to be entered into and effective upon the closing of the IPO.

“Honor Date” has the meaning specified in Section 2.04(c)(i).

“Identified Disqualified Institution” has the meaning specified in Section 11.09.

Lenders, twelve months or a shorter period thereafter, as selected by the Borrower in its Loan Notice or such other period as agreed by the Borrower and all applicable Lenders); provided that:

(i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

(ii) other than with respect to one week Interest Periods, any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(iii) no Interest Period shall extend beyond the Maturity Date applicable to such Loan.

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the Eurodollar Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Eurodollar Screen Rate for the longest period (for which the Eurodollar Screen Rate is available for deposits in Dollars) that is shorter than the Impacted Interest Period; and (b) the Eurodollar Screen Rate for the shortest period (for which that Eurodollar Screen Rate is available for deposits in Dollars) that exceeds the Impacted Interest Period, in each case, at such time.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor incurs debt of the type referred to in clause (h) of the definition of “Indebtedness” set forth in this Section 1.01 in respect of such Person or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For all purposes of this Agreement, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Investors” means (a) FNF, (b) the Sponsor and (c) the Management Investors.

“IP Rights” has the meaning specified in Section 5.07.

“IPO” means the initial public offering by ~~Parent~~BKFS of its shares of class A common stock, effective on May 26, 2015.

“IRS” means the United States Internal Revenue Service.

“JPMCB” means JPMorgan Chase Bank, N.A. and its successors.

the Term B Loans shall not be less than 0.75%, including without limitation for purposes of calculating the Base Rate applicable to Term B Loans.

“Lien” means any mortgage, pledge, hypothecation, assignment for security, deposit arrangement for security, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing but excluding operating leases).

“Loan” means an extension of credit by a Lender to the Borrower under Article 2 in the form of a Term Loan, a Revolving Credit Loan or a Swing Line Loan.

“Loan Documents” means, collectively, (a) this Agreement, (b) the Collateral Documents, (c) the Notes, (d) the Guaranty, (e) each Commitment Increase and Joinder Agreement, (f) each Refinancing Amendment and (g) each Extension Amendment.

“Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other or (c) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02, which, if in writing, shall be substantially in the form of Exhibit A.

“Loan Parties” means, collectively, the Borrower and each Guarantor.

“LPS 2014 Transactions” means the acquisition by FNF, indirectly, with the Sponsor of the Borrower (formerly known as Lender Processing Services, Inc.) on January 2, 2014.

“LPS Notes” means the Borrower’s existing 5.75% Senior Notes due 2023, issued pursuant to the LPS Notes Indenture.

“LPS Notes Equity Redemption” means the redemption (including the payment of any accrued and unpaid interest and required redemption premium) of the LPS Notes pursuant to Section 3.02 of the LPS Notes Indenture.

~~“LPS Notes Guarantee Fee Agreement” means that certain Guarantee Fee Agreement, dated as of May 26, 2015, between FNF and Parent.~~

“LPS Notes Indenture” means that certain Indenture dated as of October 12, 2012 among the Borrower (f/k/a Lender Processing Services, Inc.), the guarantors party thereto and U.S. Bank National Association as trustee.

“Majority-Owned Subsidiary” means a Subsidiary that is not wholly-owned (directly or indirectly) by the Borrower.

“Management Investors” means the officers, directors and members of management of the Borrower, any direct or indirect parent company of the Borrower (including Parent and Holdings), FNF and/or ServiceLink Holdings, LLC (a subsidiary of FNF).

“Material Adverse Effect” means (a) a material adverse effect on the condition (financial or otherwise), results of operations, business or assets of Holdings, the Borrower and the Restricted Subsidiaries, taken as a whole, (b) a material and adverse effect on the ability of the Loan Parties (taken as a whole) to perform their payment obligations under the Loan Documents or (c) a material and adverse effect on the rights and remedies (taken as a whole) of the Administrative Agent and the Lenders, taken as a whole, under the Loan Documents.

“Material Companies” means Holdings, the Borrower and all Restricted Subsidiaries (other than Immaterial Subsidiaries).

“Material Real Property” means any real property owned in fee by any Loan Party with a fair market value (as determined in good faith by the Borrower) in excess of $10,000,000 as of the Closing Date (with respect to each Real Property owned on the Closing Date) or as of the date of acquisition of such real property (with respect to any such real property acquired after the Closing Date).

“Maturity Date” means (a) with respect to the Term A Loans ~~issued on the Closing Date, May 27, 2020~~outstanding on the Second Amendment Effective Date after giving effect to the Second Amendment, February 25, 2022 (the “Term A Maturity Date”), (b) with respect to the Term B Loans issued on the Closing Date, May 27, 2022 (the “Term B Maturity Date”), (c) with respect to the Revolving Credit Commitments and the Revolving Credit Loans, the Revolver Maturity Date, (d) with respect to any Extended Term Loans, Extended Revolving Credit Commitment and Extended Revolving Loans, the final maturity date as specified in the applicable Extension Amendment, (e) with respect to any Additional Term Loans or Additional Revolving Credit Commitments, the final maturity date as specified in the applicable Commitment Increase and Joinder Agreement, and (f) with respect to any Refinancing Term Loans or Refinancing Revolving Commitments, the final maturity date as specified in the applicable Refinancing Amendment.

“Maximum Rate” has the meaning specified in Section 11.11.

“Mergers” means the mergers, in connection with the IPO, of each of THL Black Knight I Holding Corp. and THL Investors Black Knight I Holding Corp. with and into ~~Parent~~BKFS, with ~~Parent~~BKFS as the surviving entity in each merger.

“MFN Provision” has the meaning specified in Section 2.16(g).

“Minimum Extension Condition” has the meaning set forth in Section 2.18(b).

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgage” has the meaning specified in Section 6.13(c).

“Mortgage Notification Date” has the meaning specified in Section 6.13(c).

“Mortgaged Properties” has the meaning specified in 6.07.

“Multiemployer Plan” means any employee benefit plan covered by Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Net Cash Proceeds” means:

and (b) with respect to any L/C Obligations on any date, the aggregate outstanding amount thereof on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit (including any refinancing of outstanding unpaid drawings under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing) or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

“Overnight Rate” means, for any day, with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

“Parent” means ~~Black Knight Financial Services, Inc., a Delaware corporation~~(a) prior to the consummation of a Permitted Spin-Off Transaction, BKFS and (b) following the consummation of a Permitted Spin-Off Transaction, PublicCo.

“Participant” has the meaning specified in Section 11.07(f).

“Participant Register” has the meaning specified in Section 11.07(g).

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute or has any liability.

“Perfection Certificate” means a certificate attached as Exhibit B to the Security Agreement that provides information relating to Uniform Commercial Code filings of each Loan Party.

“Permitted Acquisition” has the meaning specified in Section 7.02(h).

“Permitted First Priority Refinancing Debt” means any secured Indebtedness incurred by the Borrower in the form of one or more series of senior secured notes or loans; provided that (i) such Indebtedness is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Obligations and is not secured by any property or assets of the Borrower or any Subsidiary other than the Collateral, (ii) such Indebtedness satisfies the requirements of the definition of “Credit Agreement Refinancing Indebtedness” and (iii) the holders of such Indebtedness (or their Senior Representative) and the Administrative Agent shall be party to an Acceptable Intercreditor Agreement.

“Permitted Holders” means (a) the Investors, (b) any person with which one or more Investors form a “group” (within the meaning of Section 14(d) of the Act) so long as, in the case of this clause (b), the relevant Investors own more than 50% of the relevant voting stock owned by such group.

“Permitted Holdings Subsidiaries” means BKFS I Management, Inc. and BKFS I Services, LLC, which are Subsidiaries of Holdings.

“Permitted Junior Priority Refinancing Debt” means secured Indebtedness incurred by the Borrower in the form of one or more series of junior lien secured notes or junior lien secured loans; provided that (i) such Indebtedness shall be secured by the Collateral on a junior priority basis to the Liens securing the Obligations and not be secured by any property or assets of the Borrower or any Subsidiary other than the Collateral, (ii) such Indebtedness shall satisfy the requirements of the definition of “Credit Agreement Refinancing Indebtedness” and (iii) the holders of any such Indebtedness (or their Senior Representative) and Administrative Agent shall be party to an Acceptable Intercreditor Agreement.

“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder or as otherwise permitted pursuant to Section 7.03, (b) such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended, (c) if the Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, taken as a whole, (d) the terms and conditions (including, if applicable, as to collateral) of any such modified, refinanced, refunded, renewed or extended Indebtedness are not materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended, taken as a whole, (e) such modification, refinancing, refunding, renewal or extension is incurred by the Person who is the obligor (or another of the Restricted Companies, at the election of the Borrower; provided that if the obligor is a Loan Party, such other Restricted Company must also be a Loan Party) on the Indebtedness being modified, refinanced, refunded, renewed or extended, and such new or additional obligors as are or become Loan Parties in accordance with Section 6.13 and with respect to subordinated Indebtedness the obligations of such obligors shall be subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in documentation governing the Indebtedness, taken as a whole and (f) at the time thereof, no Event of Default shall have occurred and be continuing.

“Permitted Spin-Off Transaction” means (i) the dividend or other distribution of the Equity Interests of ~~Parent~~BKFS (and/or the Equity Interests of any parent entity that holds, directly or indirectly, the Equity Interests of ~~Parent~~BKFS) to the beneficial owners of the Borrower (which, for purposes of this definition shall be deemed to include the then existing shareholders of FNF) and (ii) any corporate restructurings, reorganizations and other transactions completed in connection with the foregoing or otherwise reasonably necessary to effectuate any of the foregoing (including, without limitation, the subsequent merger of ~~Parent~~BKFS with a subsidiary of a newly formed public holding company (“PublicCo”), as a result of which the ~~current~~ holders of ~~Parent~~BKFS Class A common stock will receive an equivalent number of shares of PublicCo common stock ~~and Parent will survive as a subsidiary of PublicCo~~in exchange for such common stock of BKFS), it being understood and agreed that after giving effect to the transactions contemplated by clauses (i) and (ii) above, ~~Parent shall continue to be the~~

~~sole managing member of~~PublicCo shall directly or indirectly own and control 100% of the equity interests in Holdings (or, if applicable, Successor Holdings) and Holdings (or, if applicable, Successor Holdings) shall continue to directly own and control 100% of the equity interests in the Borrower.

“Permitted Subordinated Indebtedness” means any unsecured Indebtedness that (a) is expressly subordinated to the prior payment in full in cash of the Obligations on terms reasonably acceptable to the Administrative Agent, (b) is not scheduled to mature prior to the date that is 91 days after the stated maturity date for the latest maturing Tranche of Term Loans outstanding on the date of incurrence of such Indebtedness, (c) has no scheduled amortization or payments of principal prior to the stated maturity date for the latest maturing Tranche of Term Loans outstanding on the date of incurrence of such Indebtedness, and (d) has mandatory prepayment, repurchase or redemption provisions no more onerous or expansive in scope, taken as a whole, than those contained in this Agreement for the Term B Loans or are otherwise reasonably acceptable to the Administrative Agent.

“Permitted Unrestricted Cash” means, as of any date of determination, up to $200,000,000 of the aggregate amount of domestic unrestricted cash and Cash Equivalents included on the consolidated balance sheet of Holdings, the Borrower and the Restricted Subsidiaries as of such date (it being understood that cash and Cash Equivalents that are restricted in favor of the Administrative Agent on behalf of the Secured Parties (which may also include cash and Cash Equivalents securing other Indebtedness of the Restricted Companies permitted hereby by a Lien on the Collateral on a pari passu or junior basis to the Lien securing the Secured Obligations) shall not be deemed to be “restricted cash” by virtue of such restriction).

“Permitted Unsecured Refinancing Debt” means unsecured Indebtedness incurred by the Borrower in the form of one or more series of senior or subordinated unsecured notes or loans; provided that such Indebtedness satisfies the requirements of the definition of “Credit Agreement Refinancing Indebtedness”.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA) maintained or sponsored by the Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

“Platform” has the meaning specified in Section 6.02.

“Pledged Debt” has the meaning specified in the Security Agreement.

“Pledged Equity” has the meaning specified in the Security Agreement.

“Pro Forma Basis”, “Pro Forma Compliance” and “Pro Forma Effect” means, for purposes of calculating compliance with the First Lien Leverage Ratio, the Leverage Ratio, the Senior Secured Leverage Ratio or each of the financial covenants set forth in Section 7.10, in each case in respect of a Specified Transaction, that such Specified Transaction and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such covenant: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (i) in the case of a Permitted Acquisition or Investment described in the definition of “Specified

Transaction”, shall be included and (ii) in the case of a Specified Disposition described in the definition of “Specified Transaction”, shall be excluded, (b) any retirement or repayment of Indebtedness (other than normal fluctuation in revolving Indebtedness incurred for working capital purposes), and (c) any Indebtedness incurred or assumed by any Restricted Company in connection with such Specified Transaction, and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided that the foregoing pro forma adjustments may be applied to the First Lien Leverage Ratio, the Leverage Ratio, the Senior Secured Leverage Ratio and the financial covenants set forth in Section 7.10 to the extent that such adjustments are consistent with the definition of Consolidated EBITDA; provided further that in connection with any Specified Transaction that is the incurrence of Indebtedness in respect of which compliance with any specified leverage ratio test is by the terms of this Agreement required to be calculated on a Pro Forma Basis, (x) the proceeds of such Indebtedness shall not be netted from Indebtedness in the calculation of the applicable leverage ratio test and (y) if such Indebtedness is a revolving facility, such Indebtedness shall be assumed to be fully drawn on the first day of the fiscal period covered thereby for purposes of calculating the applicable leverage ratio test.

“Pro Rata Share” means, with respect to each Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments of such Lender (and, if applicable, in the case of Term Loans, the principal amount thereof) under the applicable Facility or Facilities at such time and the denominator of which is the amount of the Aggregate Commitments (and, if applicable, in the case of Term Loans, the principal amount thereof) under the applicable Facility or Facilities at such time; provided that in the case of Section 2.17 when a Defaulting Lender shall exist under the Revolving Credit Facility, “Pro Rata Share” shall mean the percentage of the total Revolving Credit Commitments (disregarding any Defaulting Lender’s Revolving Credit Commitment) represented by such Lender’s Revolving Credit Commitment.

“PublicCo” has the meaning specified in the definition of “Permitted Spin-Off Transaction”.

“Public Lender” has the meaning specified in Section 6.02.

“Qualified ECP Guarantor” means, in respect of any Swap Obligations, each Loan Party that has assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under §1a(180(A)(v)(II) of the Commodity Exchange Act.

“Qualified Equity Interests” means Equity Interests of Holdings other than Disqualified Equity Interests.

“RealEC” means RealEC Technologies, LLC, a Delaware limited liability company.

“Recipient” means (a) the Administrative Agent, (b) any Lender, (c) any L/C Issuer, as applicable and (d) any Swing Line Lender, as applicable.

“Restricted Domestic Subsidiary” means any Restricted Subsidiary that is a Domestic Subsidiary.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) on account of any Equity Interest of any Restricted Company, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to any Restricted Company’s stockholders, partners or members (or the equivalent Persons thereof). The amount expended in any Restricted Payment, if other than in cash, will be deemed to be the fair market value of the relevant non-cash assets, as determined in good faith by the board of directors of the Borrower and evidenced by a board resolution.

“Restricted Prepayment” has the meaning specified in Section 7.11.

“Restricted Subsidiary” means any Subsidiary of the Borrower other than an Unrestricted Subsidiary.

“Revolver Maturity Date” means ~~May 27~~February 25, ~~2020~~2022, or, as to any Revolving Credit Lender for which the Revolver Maturity Date is extended pursuant to Section 2.18, the date to which the Revolver Maturity Date is so extended or, in each case, if such day is not a Business Day, the next preceding Business Day.

“Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Revolving Credit Lenders pursuant to Section 2.01(b).

“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal or face amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender’s name under the caption “New Revolving Credit Commitment” (i) on Schedule ~~2.01~~2 to the Second Amendment, (ii) in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, or (iii) in the case of any Lender that provides new Revolving Credit Commitments pursuant to Section 2.16, in the applicable Commitment Increase and Joinder Agreement, as applicable, and as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Revolving Credit Commitments of all Revolving Credit Lenders is $~~400,000,000~~500,000,000 on the ~~Closing~~Second Amendment Effective Date.

“Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Commitments at such time.

“Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit Commitment at such time.

“Revolving Credit Loan” means a Loan made by a Revolving Credit Lender pursuant to its Revolving Credit Commitment.

“Revolving Credit Note” means a promissory note of the Borrower payable to any Revolving Credit Lender or its registered permitted assigns, in substantially the form of Exhibit C-3, evidencing the aggregate indebtedness of the Borrower owed to such Revolving Credit Lender resulting from the Revolving Credit Loans made by such Revolving Credit Lender.

“Revolving Outstandings” means, with respect to any Revolving Credit Lender at any time, the sum of the aggregate Outstanding Amount of such Lender’s Revolving Credit Loans plus its Pro Rata Share, determined for this purpose solely among the Commitments under the Revolving Credit Facility, of the Outstanding Amount of the L/C Obligations plus its Swing Line Obligations.

“Revolving Termination Date” has the meaning specified in Section 2.10(b).

“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc. and any successor thereto.

“Same Day Funds” means, with respect to disbursements and payments in Dollars, immediately available funds.

“Sanctions” has the meaning specified in Section 5.08(a).

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Second Amendment” means that certain Second Amendment to Credit and Guaranty Agreement, dated as of the Second Amendment Effective Date among, inter alios, each Loan Party, the Lenders party thereto, each L/C Issuer, each Swing Line Lender and the Administrative Agent.

“Second Amendment Effective Date” means April 26, 2017.

“Secured Hedging Obligations” means all obligations of any Loan Party in respect of any Hedge Agreement.

“Secured Obligations” has the meaning specified in the Security Agreement.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Hedge Banks, the holders of Cash Management Obligations and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.02.

“Securitization Assets” means any accounts receivable, royalty or revenue streams, other financial assets, proceeds and books, records and other related assets incidental to the foregoing subject to a Securitization Financing.

“Securitization Financing” means a receivables or other securitization transaction involving the Restricted Companies and a Securitization Vehicle.

“Securitization Vehicle” means one or more special purpose vehicles that are, directly or indirectly, wholly-owned Subsidiaries of the Borrower and are Persons organized for the limited purpose of entering into a Securitization Financing by purchasing, or receiving by way of capital contributions, sale or other transfer, assets from the Borrower and its Subsidiaries and obtaining financing for such assets from third parties, and whose structure is designed to insulate such vehicle from the credit risk of the Borrower.

“Security Agreement” means that certain Security Agreement, dated as of May 27, 2015, among the Loan Parties and the Administrative Agent, substantially in the form of Exhibit G.

“Security Agreement Supplement” has the meaning specified in the Security Agreement.

“Senior Managing Agents” means with respect to the Facilities established pursuant to the Existing Credit Agreement, Fifth Third Bank, Citizens Bank, N.A., PNC Capital Markets LLC and BBVA Compass as senior managing agents under this Agreement.

“Senior Representative” means, with respect to any series of Permitted First Priority Refinancing Debt or Permitted Second Priority Refinancing Debt, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or other agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

“Senior Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Total Indebtedness (other than any portion of Total Indebtedness that is unsecured) outstanding on such date of determination, minus Permitted Unrestricted Cash to (b) Consolidated EBITDA as of the last day of the most recently ended Test Period, in each case, of Holdings, the Borrower and the Restricted Subsidiaries on a consolidated basis.

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“SPC” has the meaning specified in Section 11.07(i).

“Specified Disposition” means any sale, transfer or other disposition, or series of related sales, transfers or other dispositions (other than (x) in the ordinary course of business or (y) among Holdings, the Borrower and the Restricted Subsidiaries), (a) that involves assets comprising all or substantially all of an operating unit of a business or common Equity Interests of any Person, in each case owned by any Restricted Company and (b) the total consideration in respect of which exceeds $5,000,000.

“Specified Financial Statements” means, collectively, (a) audited consolidated and combined balance sheets of Holdings and its Subsidiaries as of December 31, 2014 and 2013 and the related consolidated and combined statements of operations and comprehensive loss, members’ equity and cash flows for the year ended December 31, 2014 and for the period from October 16, 2013 through December 31, 2013, including, an unqualified audit report thereon, (b) audited

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term A Commitment” means, as to each Term A Lender that is a New Term A Lender (as defined in the Second Amendment), its obligation to make a Term A Loan, in each case, to the Borrower pursuant to Section ~~2.01(a)~~2 of the Second Amendment in an aggregate principal amount not to exceed the Dollar amount set forth opposite such Term A Lender’s name on Schedule ~~2.01~~2 to the Second Amendment under the caption “New Term A Commitment” or in the Assignment and Assumption pursuant to which such Term A Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The ~~initial~~ aggregate amount of the Term A Lenders’ Term A Commitments on the ~~Closing~~Second Amendment Effective Date is $~~800,000,000~~1,030,000,000.

“Term A Facility” means, at any time, the aggregate amount of the Term A Commitments or Term A Loans at such time.

“Term A Lender” means, at any time, any Lender that has a Term A Commitment or ~~a~~ Term A Loan at such time.

“Term A Loan” means a Loan made pursuant to Section 2.01(a).

“Term A Maturity Date” has the meaning specified in the definition of “Maturity Date”

“Term A Note” means a promissory note of the Borrower payable to any Term A Lender or its registered permitted assigns, in substantially the form of Exhibit C-1, evidencing the aggregate indebtedness of the Borrower owed to such Term A Lender resulting from the Term A Loans made by such Term A Lender.

“Term B Commitment” as to each Term B Lender, its obligation to make a Term B Loan to the Borrower pursuant to Section 2.01(c) in an aggregate principal amount not to exceed the Dollar amount set forth opposite such Term B Lender’s name on Schedule 2.01 under the caption “Term B Commitment” or in the Assignment and Assumption pursuant to which such Term B lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The initial aggregate amount of the Term B Lenders’ Term B Commitments on the Closing Date is $400,000,000.

“Term B Facility” means, at any time, the aggregate amount of the Term B Commitments or the Term B Loans at such time.

“Term B Lenders” means, at any time, any Lender that has a Term B Commitment or a Term B Loan at such time.

“Term B Loan” means a Loan made pursuant to Section 2.01(c).

“Term B Maturity Date” has the meaning specified in the definition of “Maturity Date”.

“Term B Note” means a promissory note of the Borrower payable to any Term B Lender or its registered permitted assigns, in substantially the form of Exhibit C-2, evidencing the

“Transactions” means, collectively, (a) the IPO and the Mergers, (b) the Equity Purchase, (c) the Refinancing, (d) the funding of the Loans on the Closing Date and the execution and delivery of the Loan Documents on the Closing Date and (e) the payment of costs and expenses related to the foregoing clauses (a) through (d).

“Type” means with respect to a Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

“USA Patriot Act” has the meaning specified in Section 2.19(a).

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(3).

“Uniform Commercial Code” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.04(c)(i).

“Unrestricted Subsidiary” means (a) each Subsidiary of the Borrower listed on Schedule 1.01B and (b) any Subsidiary of the Borrower designated by the board of directors of the Borrower as an Unrestricted Subsidiary pursuant to Section 6.15 subsequent to the Closing Date (and continuing until such time that such designation may be thereafter revoked by the Borrower).

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.

“Working Capital” means, at any date, the excess of current assets of Holdings, the Borrower and the Restricted Subsidiaries on such date (excluding cash and Cash Equivalents) over current liabilities of Holdings, the Borrower and the Restricted Subsidiaries on such date (excluding current liabilities in respect to Indebtedness), all determined on a consolidated basis in accordance with GAAP.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Ratio test and/or the amount of Consolidated EBITDA or Total Consolidated Assets), such financial ratio or test shall be calculated on a pro forma basis at the time such action is taken (subject to clause (a) above), such change is made, such transaction is consummated or such event occurs, as the case may be, and no Default or Event of Default shall be deemed to have occurred solely as a result of a change in such financial ratio or test occurring after the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be.

Section 1.09. Exchange Rates; Currencies Generally.

(a) For purposes of determining compliance with any U.S. dollar-denominated restriction on the incurrence of Indebtedness, Lien, Restricted Payment, Restricted Prepayment, Investment or an Affiliate Transaction, the U.S. dollar-equivalent principal amount of Indebtedness, or amount of Lien, Restricted Payment, Restricted Prepayment, Investment or Affiliate Transaction, in each case, denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term Indebtedness, or first committed, in the case of revolving credit Indebtedness incurred or made in the case of any Lien, Restricted Payment, Restricted Prepayment, Investment or Affiliate Transaction; provided that if any such Indebtedness is incurred to refinance other Indebtedness denominated in a foreign currency, and such refinancing would cause the applicable U.S. dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such U.S. dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced. Notwithstanding anything to the contrary in this Agreement, the maximum amount of any Indebtedness, Liens, Restricted Payments, Restricted Prepayments, Investments or Affiliate Transactions that the Restricted Companies may incur in compliance with this Agreement shall not be deemed to be exceeded solely as a result of fluctuations in the exchange rate of currencies. The principal amount of any Indebtedness incurred to refinance other Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such refinancing Indebtedness is denominated that is in effect on the date of such refinancing.

Section 1.10. Cashless Rollovers. Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, to the extent that any Lender extends the maturity date of, or replaces, renews or refinances, any of its then-existing Loans with Additional Loans, Refinancing Term Loans, Loans in connection with any Refinancing Revolving Facility, Extended Term Loans, Extended Revolving Loans or loans incurred under a new credit facility, in each case, to the extent such extension, replacement, renewal or refinancing is effected with such Lender’s consent by means of a “cashless roll” by such Lender, such extension, replacement, renewal or refinancing shall be deemed to comply with any requirement hereunder or any other Loan Document that such payment be made “in Dollars”, “in immediately available funds”, “in cash” or any other similar requirement.

ARTICLE 2

THE COMMITMENTS AND CREDIT EXTENSIONS

Section 2.01. The Term A Borrowings. (a) The Term A Borrowings. Subject to the terms and conditions set forth herein and in the Second Amendment, each New Term A Lender has severally agreed to make, on the ~~Closing~~Second Amendment Effective Date, a single loan in Dollars in an aggregate principal amount equal to its New Term A Commitment under and as defined in the Second Amendment. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term A Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

(b) The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans to the Borrower in Dollars from time to time, on any Business Day until the Revolver Maturity Date, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided that after giving effect to any Revolving Credit Borrowing, (x) the Revolving Outstandings of any Lender shall not exceed such Lender’s Revolving Credit Commitment, and (y) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Credit Commitments. Within the limits of each Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b), prepay under Section 2.06 and reborrow under this Section 2.01(b). Revolving Credit Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein. All Revolving Credit Loans will be made by all Revolving Credit Lenders in accordance with their Pro Rata Share of the Revolving Credit Facility until the Revolver Maturity Date.

(c) The Term B Borrowings. Subject to the terms and conditions set forth herein, each Term B Lender severally agrees to make, on the Closing Date, a single loan in Dollars to the Borrower in an amount equal to such Lender’s Term B Commitment. Amounts borrowed under this Section 2.01(c) and repaid or prepaid may not be reborrowed. Term B Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

Section 2.02. Borrowings, Conversions and Continuations of Loans. (a) Each Term Borrowing, each Revolving Credit Borrowing, each conversion of Term Loans or Revolving Credit Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than (i) 1:00 p.m. three Business Days prior to the requested date of any Borrowing of Eurodollar Rate Loans, continuation of Eurodollar Rate Loans or any conversion of Base Rate Loans to Eurodollar Rate Loans (provided that, if such Borrowing is an initial Credit Extension to be made on the Closing Date, notice must be received by the Administrative Agent not later than (x) in the case of Term A Loans and Revolving Credit Loans, 2:00 p.m. three Business Days prior to the requested date of such Borrowing and (y) in the case of Term B Loans, 2:00 p.m. one Business Day prior to the requested date of such Borrowing) and (ii) 12:00 noon on the requested date of any Borrowing of Base Rate Loans. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Section 2.04(c)(i) and Section 2.05(c)(i), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Term A Borrowing, a Term B Borrowing, a Revolving Credit Borrowing, a conversion of Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall

Tranche, the Commitment of each Lender of such Class or Tranche shall be reduced by such Lender’s Pro Rata Share of the amount by which such Commitments are reduced (other than the termination of the Commitment of any Lender as provided in Section 3.09). All Commitment Fees accrued until the effective date of any termination of the Revolving Credit Commitments shall be paid on the effective date of such termination.

Section 2.08. Repayment of Loans. (a) Initial Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Term Lenders the aggregate principal amount of all Initial Term Loans outstanding in quarterly installments equal to the amounts as follows (which installments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06(b)(iv)), each such payment to be made on or prior to the date specified below:

(i) Term A Loans: an aggregate amount on the applicable date equal to the percentage set forth below of the initial aggregate principal amount of the Term A Loans made on the ~~Closing~~Second Amendment Effective Date:

Payment Date	Term A Percentage
September 30, ~~2015~~2017	1.25%
December 31, ~~2015~~2017	1.25%
March 31, ~~2016~~2018	1.25%
June 30, ~~2016~~2018	1.25%
September 30, ~~2016~~2018	1.25%
December 31, ~~2016~~2018	1.25%
March 31, ~~2017~~2019	1.25%
June 30, ~~2017~~2019	1.25%
September 30, ~~2017~~2019	2.50%
December 31, ~~2017~~2019	2.50%
March 31, ~~2018~~2020	2.50%
June 30, ~~2018~~2020	2.50%
September 30, ~~2018~~2020	2.50%
December 31, ~~2018~~2020	2.50%
March 31, ~~2019~~2021	2.50%
June 30, ~~2019~~2021	2.50%
September 30, ~~2019~~2021	3.75%
December 31, ~~2019~~2021	3.75%
~~March 31, 2020~~	~~3.75%~~

; provided that the final principal repayment installment of the Term A Loans shall be repaid on the Term A Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all Term A Loans outstanding on such date.

(ii) Term B Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Term B Lenders: (A) on or prior to the last day of each March, June, September and December that occurs prior to the Term B Loan Maturity Date, an aggregate amount equal to 0.25% of the initial aggregate principal amount of all Term B Loans made on the Closing Date, with the first such payment to be made on the last day of the first full fiscal quarter ending after the Closing Date and (B) on the Term B Maturity Date, an aggregate amount equal to the aggregate principal amount of all Term B Loans outstanding on such date.

(b) Revolving Credit Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the applicable Revolving Credit Lenders of any Tranche on the Maturity Date applicable to such Tranche of the aggregate principal amount of all of its Revolving Credit Loans of such Tranche outstanding on such date.

(c) Swing Line Loans. The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date that is ten (10) Business Days after such Loan is made and (ii) the Revolver Maturity Date.

Section 2.09. Interest. (a) Subject to the provisions of Section 2.09(b), (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Margin, (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin, (iii) [intentionally omitted], and (iv) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin for Revolving Credit Loans, or at such other rates as may be agreed between the Borrower and the Swing Line Lenders.

(b) While any Event of Default set forth in Section 8.01(a) or (f) exists, the Borrower shall pay interest on all overdue Obligations hereunder (regarding which all applicable grace periods set forth in Section 8.01 have expired) at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall participations in L/C Obligations or in Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 11.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff, but subject to Section 11.10) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.14 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.14 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

Section 2.15. [Reserved]

Section 2.16. Increase in Commitments.

(a) Upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may request: additional Term Commitments and/or additional Revolving Credit Commitments (each, a “Commitment Increase”) pursuant to any Commitment Increase and Joinder Agreement; provided that after giving effect to any such addition, the aggregate amount of all additional Term Commitments and additional Revolving Credit Commitments that have been added pursuant to this Section 2.16(a) shall not exceed the sum of (i) after the Second Amendment Effective Date, $375,000,000, (ii) (A) in the case of any Commitment Increase that effectively extends the maturity of any Tranche of the existing Term Loans or Revolving Credit Facility, an amount equal to such Term Loan or Revolving Credit Facility replaced with such Commitment Increase and (B) in the case of any Commitment Increase that effectively replaces any Revolving Credit Commitment terminated under Section 3.09 or Section 11.01(f), an amount equal to the portion of the relevant terminated Revolving Credit Commitments, (iii) the amount of any voluntary prepayments of the Term Loans or any permanent reduction of the Revolving Credit Commitments (to the extent not financed with the proceeds of long-term Indebtedness) ~~and (iv)~~ , (iv) an amount not in excess of an amount such that, after giving effect to the relevant Commitment Increase (A) if such Commitment Increase is secured by a Lien on the Collateral that is pari passu with the Lien securing the Facilities, the First Lien Leverage Ratio does not exceed 3.50:1.00, or

(B) if such Commitment Increase is secured by a Lien on the Collateral that is junior to the Lien securing the Facilities, the Senior Secured Leverage Ratio does not exceed ~~4.5~~4.00:1.00; provided that for purposes of calculating such First Lien Leverage Ratio or Senior Secured Leverage Ratio under this clause (iv)~~,~~ (1) the proceeds from any such Commitment Increase shall not be netted from Indebtedness and (2) ~~the~~any Revolving Credit Commitments then being incurred or established shall be assumed to be fully drawn and (v) with respect to the Additional Term A Loans and Additional Revolving Credit Commitments (each as defined in the Second Amendment) established under the Second Amendment on the Second Amendment Effective Date, an aggregate amount equal to $173,150,000. It is understood and agreed that, unless the Borrower otherwise notifies the Administrative Agent, if all or any portion of any Commitment Increase or Incremental Equivalent Debt would be permitted under clause (iv) of this clause (a) on the applicable date of determination, such Commitment Increase or Incremental Equivalent Debt (or the relevant portion thereof) shall be deemed to have been incurred in reliance on clause (iv) of this clause (a) prior to the utilization of any amount available under clause (i) of this clause(a). Each such addition under this Section 2.16(a). shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof.

(b) Any loans made in respect of any such additional Term Commitments (the “Additional Term Loans”) may be made, at the option of the Borrower, either by (i) increasing the Term Loans with the same terms (including pricing) as the existing Term Loans, or (ii) creating a new tranche of terms loans (an “Additional Term Loan Tranche”); provided that any Additional Term Loan Tranche (A) shall not mature prior to the stated Maturity Date applicable to the latest maturing Tranche of Term Loans on the date of incurrence of such Additional Term Loans and (B) the Weighted Average Life to Maturity of any Additional Term Loan Tranche shall be no less than the Weighted Average Life to Maturity of such latest maturing Tranche of Term Loans.

(c) Any such additional Revolving Credit Commitments (the “Additional Revolving Credit Commitments”) may be made by increasing the Revolving Credit Commitments with the same terms (including pricing) as any existing Revolving Credit Commitments of the latest maturing Tranche of Revolving Credit Commitments.

(d) The Borrower may invite any Lender or any additional Eligible Assignees to become Term Lenders or Revolving Credit Lenders, as applicable, pursuant to a commitment increase and joinder agreement in form and substance reasonably satisfactory to the Administrative Agent (each, a “Commitment Increase and Joinder Agreement”). No Lender will be obligated to provide all or any portion of any Commitment Increase and the determination to provide such commitment shall be within the sole and absolute discretion of such Lender. Any failure by a Lender to respond to any such invitation shall not be deemed an acceptance or agreement to provide such Commitment Increase.

(e) If any Term Commitments or Revolving Credit Commitments are added in accordance with this Section 2.16, the Administrative Agent and the Borrower shall determine the effective date (the “Additional Commitments Effective Date”) and the final allocations of such additional Commitments. The Administrative Agent shall promptly notify the Borrower and the lenders providing such Commitment Increase of the final allocation thereof and the Additional Commitments Effective Date. As a condition precedent to such addition, before and after giving effect to such increase, (i) the representations and warranties contained in Article 5 and the other Loan Documents are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct

Facilities or otherwise furnished by or on behalf of any Loan Party to any Agent or any Lender in connection with the transactions contemplated hereby (as modified or supplemented by other information so furnished) when taken as a whole (and considered together with all information publicly disclosed by ~~Parent~~BKFS, Holdings, the Borrower and any of its Subsidiaries) did not, when furnished contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under and at the time which they were made, not materially misleading (after giving effect to all supplements and updates thereto from time to time) and (b) with respect to financial estimates, projected or forecasted financial information and other forward-looking information, the Borrower represents and warrants only that such information was prepared in good faith based upon assumptions believed by the Borrower to be reasonable in light of conditions existing at the time of preparation; it being understood that (A) such projections and forecasts, as to future events, are not to be viewed as facts, that actual results during the period or periods covered by any such projections or forecasts may differ significantly from the projected or forecasted results and that such differences may be material and that such projections and forecasts are not a guarantee of financial performance and (B) such projections are subject to significant contingencies and no assurance can be given that the ~~Projections~~projections will be realized. For the avoidance of doubt, no representation is made with respect to information of a general economic or general industry nature.

Section 5.14. Solvency. On the Closing Date, after giving effect to the Transactions, Holdings, the Borrower and the Restricted Subsidiaries are, on a consolidated basis, Solvent.

Section 5.15. Perfection, Etc. All filings and other actions necessary to perfect and protect the Liens in the Collateral created under and in the manner contemplated by the Collateral Documents have been duly made or taken or otherwise provided for and are in full force and effect, and the Collateral Documents create in favor of the Administrative Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority Lien in the Collateral, securing the payment of the Secured Obligations, subject to Liens permitted by Section 7.01. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the Liens created or permitted under the Loan Documents.

ARTICLE 6

AFFIRMATIVE COVENANTS

From the Closing Date to the date all Commitments hereunder have expired or terminated, all Loans or other Obligations hereunder which are accrued and payable have been paid and satisfied, any Letter of Credit shall have been terminated or otherwise have been provided for in full in a manner reasonably satisfactory to the L/C Issuer (such date, the “Termination Date”), Holdings (solely with respect to the covenants applicable to it set forth in Sections 6.05, 6.08, 6.12 and 6.13) and the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.14) cause each Restricted Subsidiary to:

Section 6.01. Financial Statements. Deliver to the Administrative Agent for further distribution to each Lender:

(a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower beginning with the fiscal year ending on December 31, 2015, a consolidated balance sheet of Holdings, the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, and audited and accompanied by a report and opinion of KPMG LLP or any other independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (except for any such qualification pertaining to impending debt maturities of any Indebtedness occurring within 12 months of such audit or any breach or anticipated breach of any financial covenant); provided that if the independent auditor provides an attestation and a report with respect to management’s report on internal control over financial reporting and its own evaluation of internal control over financial reporting, then such report may include a qualification or limitation due to the exclusion of any acquired business from such report to the extent such exclusion is permitted under rules or regulations promulgated by the SEC or the Public Company Accounting Oversight Board;

(b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower beginning with the fiscal quarter ending on June 30, 2015, a consolidated balance sheet of Holdings, the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of operations, shareholders’ equity and cash flows for such fiscal quarter and for the portion of the fiscal year then ended, setting forth, in each case, in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of Holdings, the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

(c) as soon as available, but in any event no later than 90 days after the end of each fiscal year, commencing with the fiscal year ending December 31, 2015, forecasts prepared by management of the Borrower, a consolidated balance sheet, statements of operations and cash flow statements of Holdings, the Borrower and its Subsidiaries for the fiscal year following such fiscal year then ended, which shall be prepared in good faith upon reasonable assumptions at the time of preparation~~)~~, it being understood that actual results may vary from such forecasts and that such variations may be material; and

(d) if there are any Unrestricted Subsidiaries as of the last day of any fiscal quarter, simultaneously with the delivery of ~~each set of consolidated financial statements~~a Compliance Certificate referred to in ~~Sections 6.01(a) and 6.01(b) above~~Section 6.02(a) below, the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries from such consolidated financial statements.

Notwithstanding the foregoing, the obligations in paragraphs (a) through (b) of this Section 6.01 may be satisfied by furnishing (A) the applicable financial statements or other information required by such paragraphs of Parent (or any other direct or indirect parent company of the Borrower) and/or (B) Parent’s (or any other direct or indirect parent company of the Borrower), as applicable, Form 10-K or 10-Q, as applicable, filed with the SEC or otherwise made available to the Administrative Agent for delivery to the Lenders, in each case, within the time periods specified in such paragraphs; provided that with respect to each of clauses (A) and (B) hereof, (i) to the extent such financial statements relate to Parent (or any other direct or indirect parent company of the Borrower), the Compliance Certificate delivered in connection with such financial statements shall be accompanied by consolidating information that explains in reasonable detail the differences between the information relating to Parent (or such other parent company), on the one hand, and the information relating to Holdings, the Borrower and the Restricted Subsidiaries on a standalone basis, on the other hand, which consolidating information shall be certified by a Responsible Officer of the Borrower as having been fairly presented in all material respects and (ii) to the extent such financial statements are in lieu of statements required to be provided under Section 6.01(a), ~~such~~the Compliance Certificate delivered in connection with such financial statements shall be accompanied by a report of an independent certified public accounting firm of nationally recognized standing, which report shall satisfy the requirements set forth in Section 6.01(a) as if references in such Section 6.01(a) to Holdings and the Borrower therein were references to Parent (or such other direct or indirect parent company of the Borrower).

Section 6.02. Certificates; Other Information. Deliver to the Administrative Agent for further distribution to each Lender:

(a) no later than five Business Days after the delivery of each set of consolidated financial statements referred to in Sections 6.01(a) and 6.01(b), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower;

(b) promptly after the same are publicly available, copies of each annual report, proxy or financial statement sent generally to the stockholders of Parent, and copies of all annual, regular, periodic and special reports which Parent files, copies of any report or filing with the SEC under Section 13 or 15(d) of the 1934 Act, or with any Governmental Authority that may be substituted therefor, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(c) promptly after the receipt thereof by a Specified Responsible Officer of the Borrower and to the extent permitted by applicable Law, copies of each notice or other correspondence received from any Governmental Authority concerning any material investigation or other material inquiry regarding any material violation of applicable Law by any Restricted Company which would reasonably be expected to have a Material Adverse Effect (in each case, excluding any privileged information);

(d) promptly after any request therefor, such additional information regarding the business or financial condition of any Restricted Company, or compliance with the terms of the Loan Documents, as the Administrative Agent may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01(a), 6.01(b) or 6.02(b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on the Borrower’s behalf on SyndTrak, IntraLinks or other relevant website, to which each Lender and the Administrative Agent are granted access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that the Borrower shall notify (which may be by facsimile or electronic mail or by an automated electronic alert of a rights, privileges (including its good standing), permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 6.06. Maintenance of Properties. Except if the failure to do so could not reasonably be expected to have a Material Adverse Effect, (a) maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order, ordinary wear and tear excepted and casualty and condemnation excepted, and (b) make all necessary renewals, replacements, modifications, improvements, upgrades, extensions and additions to material properties and equipment in accordance with prudent industry practice.

Section 6.07. Maintenance of Insurance. Maintain with financially sound and reputable insurance companies, insurance of such types and in such amounts (after giving effect to any self-insurance) reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Borrower and the Restricted Subsidiaries as are customarily carried under similar circumstances by such other Persons except, in the case of Foreign Subsidiaries, to the extent that the failure to maintain such insurance with respect to one or more Foreign Subsidiaries could not reasonably be expected to result in a Material Adverse Effect. With respect to any Material Real Property that is subject to a Mortgage (collectively, the “Mortgaged Properties”) and located in an area designated by the Federal Emergency Management Agency as having special flood or mudslide hazards, obtain flood insurance in such total amount as to comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act.

Section 6.08. Compliance with Laws. Comply with the requirements of all Laws (including, without limitation, Environmental Laws) and, in each case, all orders, writs, injunctions, and decrees applicable to it or to its business or property, except if the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect or the necessity of compliance therewith is being contested in good faith by appropriate proceedings.

Section 6.09. Books and Records. Maintain proper books of record and account, in a manner to allow financial statements to be prepared in conformity with GAAP consistently applied shall be made of all material financial transactions and matters involving the assets and business of Holdings, the Borrower or such Restricted Subsidiary, as the case may be.

Section 6.10. Inspection Rights. With respect to any Loan Party, permit representatives or agents of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that only the Administrative Agent on behalf of the Lenders (or any Lender solely at such Lender’s expense if accompanying the Administrative Agent) may exercise rights under this Section 6.10 and the Administrative Agent (or any Lender solely at such Lender’s expense if accompanying the Administrative Agent) shall not exercise such rights more often than once during any calendar year absent the existence of an Event of Default and such inspections shall be conducted at the sole expense of the Administrative Agent without charge to the Borrower; provided further that when an Event of Default exists the Administrative Agent (or any of its representatives or agents, or any Lender if accompanying the Administrative Agent) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. The Administrative Agent shall give the Borrower the opportunity to participate in any discussions with the Borrower’s accountants.

Section 6.11. Use of Proceeds. Use the proceeds of the Credit Extensions (i) to effectuate the Transactions, including, without limitation, to pay fees and expenses incurred in connection with the Transactions and (ii) to provide ongoing working capital and for other general corporate purposes of Holdings, the Borrower and the Restricted Subsidiaries and for any other purpose not prohibited by this Agreement.

Section 6.12. Payment of Taxes. The Borrower shall, and shall cause each of its Subsidiaries to, pay and discharge all Federal and other taxes, assessments and governmental charges or levies upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which material penalties attach thereto, and all lawful material claims that, if unpaid, could reasonably be expected to become a Lien upon any of its material properties; provided that neither the Borrower nor any of its Subsidiaries shall be required hereunder to pay any such tax, assessment, charge, levy or claim that is (a) being contested in good faith and by proper proceedings if it has maintained adequate reserves (in the good faith judgment of the management of the Borrower) with respect thereto in accordance with GAAP or (b) with respect to which the failure to pay or discharge could not reasonably be expected to have a Material Adverse Effect.

Section 6.13. Covenant to Guarantee Guaranteed Obligations and Give Security. (a) Cause all Restricted Domestic Subsidiaries other than Excluded Subsidiaries to guarantee the Guaranteed Obligations (each a “Subsidiary Guarantor”). Notwithstanding the foregoing, any Restricted Subsidiary that is a guarantor of any Permitted Subordinated Indebtedness shall also be required to be a Subsidiary Guarantor.

(b) At the end of each fiscal quarter of the Borrower, the Borrower shall determine whether any Restricted Companies that are not currently Subsidiary Guarantors shall be required, pursuant to the provisions of Section 6.13(a) to become Subsidiary Guarantors and whether any Loan Party owns any Material Real Property not currently subject to a Mortgage, and, within 60 days after the end of such fiscal quarter (or such longer period as the Administrative Agent may agree in its reasonable discretion), will at the Borrower’s expense:

(i) cause any new Subsidiary Guarantors (each, an “Additional Guarantor”) to duly execute and deliver to the Administrative Agent a guaranty substantially in the form of the Guaranty Supplement or such other form of guaranty or guaranty supplement to guarantee the Guaranteed Obligations in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, it being understood and agreed that each Subsidiary that is required to be a Subsidiary Guarantor on the Closing Date shall duly execute and deliver to the Administrative Agent a Subsidiary Guaranty on the Closing Date; provided that in connection with any acquisition of any Restricted Company, if any acquired Subsidiary ~~that is not already a Subsidiary Guarantor~~ shall be required, pursuant to the provisions of Section 6.13 (a) to become a Subsidiary Guarantor, the Borrower shall, in each case at the Borrower’s expense and within ~~thirty~~sixty days of being so required (or such longer period as may be agreed by the Administrative Agent in its reasonable discretion), cause such Subsidiary to duly execute and deliver to the Administrative Agent a Guaranty Supplement;

(ii) cause such Additional Guarantor to duly execute and deliver to the Administrative Agent Mortgages (subject to the time periods and other requirements of Section 6.13(c)), Security Agreement Supplements (including Perfection Certificates), Intellectual Property Security Agreement and other security documents, as specified by and in form and substance reasonably satisfactory to the Administrative Agent (consistent with the Security Agreement, Intellectual Property Security Agreement and other security documents in effect on the Closing Date), granting a Lien in substantially all of the assets that would constitute Collateral (in each case, other than any Excluded Asset) directly held by such Restricted Subsidiary, in each case securing the Secured Obligations of such Additional Guarantor;

(iii) cause such Additional Guarantor to deliver, to the extent required to be pledged hereunder or under the Collateral Documents, any and all certificates representing Equity Interests owned by such Loan Party accompanied by undated stock powers or other appropriate instruments of transfer executed in blank;

(iv) to the extent required by the Collateral Documents and subject to clause (d) below, take and cause such Additional Guarantor to take whatever action (including the filing of Uniform Commercial Code financing statements, and delivery of stock and membership interest certificates) as may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the Security Agreement Supplements, Mortgages and other security documents delivered pursuant to this Section 6.13, enforceable against all third parties in accordance with their terms; and

(c) With respect to any Material Real Property owned by any Subsidiary Guarantor (including any Additional Guarantor) or the Borrower, Holdings and the Guarantors, within 90 days after the Closing Date (or the joinder of such Additional Guarantor) or within 90 days after the acquisition of any other Material Real Property by a Loan Party (or in each case such longer period as the Administrative Agent may agree in its reasonable discretion), the applicable Loan Party shall grant to the Administrative Agent a security interest in and deliver a mortgage, deed of trust or deed to secure debt in a form reasonably satisfactory to the Administrative Agent (a “Mortgage”) as additional security for the Obligations. Any such Mortgage in a mortgage tax state shall be capped at the fair market value of the applicable property. The Mortgages or instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by Law to perfect the Liens in favor of the Administrative Agent. All taxes, fees and other charges payable in connection therewith shall be paid in full. Such Loan Party shall otherwise take such actions and execute and/or deliver to the Administrative Agent such documents as the Administrative Agent shall reasonably require, including to confirm the validity, perfection and priority of the Lien of any existing Mortgage or new Mortgage against such after acquired real property (including, to the extent so required, a Title Policy, a Survey, a local counsel opinion (in form and substance reasonably satisfactory to the Administrative Agent), and to the extent existing and available, environmental assessment reports and (i) a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination, ~~together with~~(ii) in the event that such after acquired real property is located in a special flood hazard area, a notice executed by such Loan Party about such special flood hazard area status~~, if applicable,~~ in respect of such Mortgage~~) and to the extent existing and available, environmental assessment reports.~~and (iii) if the Loan Party notice described in the immediately preceding clause (ii) is required to be given and, to the extent flood insurance is required by any applicable Flood Insurance Laws, evidence, in form and substance reasonably satisfactory to the Administrative Agent, of a flood insurance policy in compliance in all material respects with the Flood Insurance Laws (including without limitation, in an amount required under the Flood Insurance Laws)). No later than 45 days prior to the date on which a Mortgage is to be executed by the Administrative Agent, the Administrative Agent shall use commercially reasonable efforts to provide any Designated Lenders notice of entry into such Mortgage (which notice may be delivered electronically and which notice shall be delivered promptly (and, in any event, within five Business Days) after the Administrative Agent has received notice from the Borrower of the intention to enter into such Mortgage (the date of delivery of such notice to the Designated Lenders, the “Mortgage Notification Date”)), together with copies of the deliverables specified in clauses (i), (ii) and (iii) above. Notwithstanding anything to the contrary contained herein, if due to the Administrative Agent’s failure to deliver the notice to the Designated Lenders set forth in this clause (c), a Mortgage cannot be executed within the time period set forth in clause (b) above, then (i) the Administrative Agent agrees that the extension of the deadline to execute such Mortgage to the date that is 45 days after the Mortgage Notification Date is reasonable and the Administrative Agent consents to such extension and (ii) no Default or Event of Default shall be deemed to have occurred due to the failure of the applicable Loan Party to execute such Mortgage within such original time period.

(d) Notwithstanding the foregoing, (i) the Loan Parties shall not be required to grant a security interest in any assets to the extent the grant or perfection of a security interest in such asset would be prohibited by applicable Law, (ii) no action outside of the United States shall be required in order to create or perfect any security interest in any asset located outside of the United States, and no foreign law security or pledge agreements or foreign intellectual property filing, search or schedule shall be required, and (iii) the following Collateral shall not be required to be perfected (other than to the extent perfected by the filing of a UCC financing statement): (A) assets requiring perfection through control agreements or other control arrangements, including in respect of any deposit, securities or commodities accounts (other than control of pledged capital stock and material intercompany notes, in each case to the extent otherwise constituting Collateral), (B) the equity interests of Immaterial Subsidiaries and (C) the equity interests of Unrestricted Subsidiaries.

Section 6.14. Further Assurances. (a) Promptly upon reasonable request by the Administrative Agent, (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Loan Document or other document or instrument relating to any Collateral and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably require from time to time in order to carry out more effectively the purposes of the Loan Documents.

(b) Concurrently with the delivery of each Compliance Certificate pursuant to Section 6.02(a), sign and deliver to the Administrative Agent an appropriate Intellectual Property Security Agreement with respect to all After-Acquired Intellectual Property (as defined in the Security Agreement) owned by it as of the last day of the period for which such Compliance Certificate is delivered, to the extent that such After-Acquired Intellectual Property is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it; provided that an Intellectual Property Security Agreement shall not be required to be delivered with respect to After-

(a) Permitted Subordinated Indebtedness;

(b) Indebtedness of the Loan Parties under the Loan Documents;

(c) Indebtedness outstanding on the Closing Date and listed on Schedule 7.03 and any Permitted Refinancing thereof;

(d) Guarantees by the Borrower or any Restricted Subsidiary in respect of Indebtedness of the Borrower or another Restricted Subsidiary otherwise permitted hereunder (excluding Indebtedness permitted by Section 7.03(y)); provided that (x) no Guarantee by any Restricted Subsidiary of any Permitted Subordinated Indebtedness (or any Permitted Refinancing thereof) shall be permitted unless such Restricted Subsidiary shall have also provided a Guarantee of the Obligations substantially on the terms set forth in the Subsidiary Guarantee in accordance with Section 6.13 and (y) if the Indebtedness being Guaranteed is subordinated to the Obligations, such Guarantee shall be subordinated to the Guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness;

(e) Indebtedness of the Borrower or any Restricted Subsidiary that constitutes an Investment permitted by Section 7.02; provided that all such Indebtedness of any Loan Party to any Subsidiary that is not a Loan Party must be expressly subordinated to the Obligations of such Loan Party, it being understood that such Loan Party may make payments thereon unless an Event of Default has occurred and is continuing;

(f) [Reserved];

(g) Indebtedness of Foreign Subsidiaries of the Borrower in an aggregate principal amount not to exceed the greater of (x) $50,000,000 and (y) 15% of Consolidated EBITDA as of the last day of the most recently ended Test Period;

(h) Indebtedness of (x) the Borrower or any Restricted Subsidiary incurred to finance a Permitted Acquisition or other permitted Investment or (y) Persons that are acquired by the Borrower or any Restricted Subsidiary or merged into the Borrower or a Subsidiary in a Permitted Acquisition or other permitted Investment in accordance with the terms of this Agreement or that is assumed by the Borrower or any Subsidiary in connection with such Permitted Acquisition or other permitted Investment; provided that such Indebtedness under this clause (y) is not incurred in contemplation of such Permitted Acquisition or other permitted Investment; provided further that:

(i) in the case of any Indebtedness incurred in reliance on clause (y) of this Section 7.03(h), the Borrower is in Pro Forma Compliance with the covenants set forth in Section 7.10; and

(ii) in the case of any Indebtedness incurred in reliance on clause (x) of this Section 7.03(h) (which must either be unsecured or secured by the Collateral on a pari passu or junior basis), (1) after giving Pro Forma Effect thereto (x) in the case of Indebtedness secured by a Lien on the Collateral that is pari passu with the Obligations, (A) the First Lien Leverage Ratio does not exceed 3.50:1.00 and (B) is subject, in the case of loans that are also pari passu with the Term B Loans in right of payment, to the MFN Provision, (y) in the case of Indebtedness secured by a Lien on the Collateral that ranks junior to the Liens on the Collateral securing the Obligations, the Senior Secured Leverage Ratio does not exceed ~~4.5~~4.0:1.00 and (z) in the case of Indebtedness that is unsecured, the

(r) Guarantees by the Borrower of Indebtedness permitted under this Section 7.03;

(s) Indebtedness in respect of Swap Contracts entered into in the ordinary course of business and not for speculative purposes;

(t) Indebtedness consisting of obligations owing under any customer or supplier incentive, supply, license or similar agreements entered into in the ordinary course of business;

(u) customer deposits and advance payments received in the ordinary course of business from customers for goods and services purchased in the ordinary course of business;

(v) [Reserved];

(w) (i) Attributable Indebtedness and purchase money obligations (including obligations in respect of mortgage, industrial revenue bond, industrial development bond and similar financings), in each case of the Borrower or a Restricted Subsidiary to finance the purchase, repair or improvement of fixed or capital assets within the limitations set forth in Section 7.01(p) and any Permitted Refinancing thereof, provided that the aggregate principal amount of all such Indebtedness under this clause (w) shall not exceed the greater of (x) $50,000,000 and (y) 15% of Consolidated EBITDA as of the last day of the most recently ended Test Period or (ii) Indebtedness secured by Liens permitted under Section 7.01(e)(ii), 7.01(f), or 7.01(r);

(x) other Indebtedness in an aggregate principal amount not to exceed the greater of (x) $75,000,000 and (y) 20% of Consolidated EBITDA as of the last day of the most recently ended Test Period;

(y) ~~(i) the LPS Notes; and (ii) any unsecured Guarantee by a Guarantor of the LPS Notes;~~[reserved];

(z) other senior Indebtedness (which must either be unsecured or secured by the Collateral on a pari passu or junior basis) so long as (i) after giving Pro Forma Effect thereto (x) in the case of Indebtedness secured by a Lien on the Collateral that is pari passu with the Lien on the Collateral securing the Obligations, (A) the First Lien Leverage Ratio does not exceed 3.50:1.00 and (B) is subject, in the case of loans that are pari passu in right of payment with the Term B Loans, to the MFN Provision, (y) in the case of Indebtedness secured by a Lien that ranks junior to the Liens on the Collateral securing the Obligations, the Senior Secured Leverage Ratio does not exceed ~~4.5~~4.00:1.00 and (z) in the case of Indebtedness that is unsecured, the Borrower is in Pro Forma Compliance with the covenants set forth in Section 7.10, (ii) such Indebtedness shall not mature or (in the case of unsecured Indebtedness and Indebtedness secured by a Lien on the Collateral that is junior to the Liens securing the Obligations) require any scheduled amortization or require scheduled payments of principal or shall be subject to any mandatory redemption, repurchase, repayment or sinking fund obligation, in each case, prior to the Latest Maturity Date as of such date, and shall have a Weighted Average Life to Maturity not shorter than the longest remaining Weighted Average Life to Maturity of the Facilities, (iii) any such Indebtedness of any Subsidiaries that are non-Loan Parties under this clause (z) shall not exceed the greater of (1) $50,000,000 and (2) 15% of Consolidated EBITDA as of the last day of the most recently ended Test Period, (iv) no Event of Default exists or shall result therefrom, (v) if secured by the Collateral or guaranteed on a secured basis by a Loan Party, be subject to an Acceptable Intercreditor Agreement, (vi) have terms and conditions that in the good faith determination of the Borrower are not materially less favorable (when taken as a whole) to the Borrower than the

(h) the Borrower may repurchase (or make a Restricted Payment to permit any direct or indirect parent of the Borrower to repurchase) its (or ~~the~~ such parent’s) common stock from directors, officers, members of management and employees in an aggregate purchase amount of up to $5,000,000 in any calendar year (with the unused amount in any fiscal year under this clause (h) permitted to increase the amount permitted under this clause (h) for up to the immediately succeeding two fiscal years);

(i) so long as no Event of Default shall have occurred and be continuing (or would result therefrom), the Borrower may make Restricted Payments in an aggregate amount of up to $25,000,000 in any fiscal year of the Borrower; provided that the Borrower would be in Pro Forma Compliance with the covenant set forth in Section 7.10(a), in each case such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders (either pursuant to Section 6.01(a) or 6.01(b) or in any subsequent delivery of financial information by the Borrower to the Administrative Agent prior to such Restricted Payments);

(j) the Borrower may make additional Restricted Payments in an aggregate amount (when aggregated with any Investments made pursuant to Section 7.02(s) and any Restricted Prepayments made pursuant to Section 7.11(d)) not to exceed $100,000,000 during the term of this Agreement; provided that no Event of Default shall have occurred and be continuing or would result therefrom;

(k) the Borrower may make Restricted Payments to any direct or indirect parent of the Borrower, including Parent:

(i) to pay its operating costs and expenses and other corporate overhead costs and expenses (including administrative, legal, accounting and similar expenses provided by third parties), including any indemnification claims made by directors or officers of such parent, in each case attributable to the ownership or operations of the Borrower and the Restricted Subsidiaries;

(ii) to pay its franchise taxes and other fees, taxes and expenses required to maintain its corporate existence; and/or

(iii) which shall be used to pay customary salary, bonus, severance and other benefits payable to officers and employees of Holdings or any other direct or indirect parent company of the Borrower, including Parent.

(l) the Borrower and any of the Restricted Subsidiaries may make Restricted Payments in cash to Holdings from the proceeds of Indebtedness incurred on the Closing Date to the extent necessary to facilitate any payments made on the Closing Date or substantially contemporaneously therewith in connection with the Transactions;

(m) the Borrower may make Restricted Payments in cash to Holdings the proceeds of which shall be used to make (or to enable any direct or indirect parent company to make) cash payments in lieu of issuing fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of Parent (or any other direct or indirect parent company of the Borrower), Holdings or any of its Subsidiaries;

(n) the Borrower may make Restricted Payments to Holdings (or any direct or indirect parent company of the Borrower) to finance any Investment permitted to be made pursuant to Section 7.02 as if such Investment were made by the Borrower or any Restricted Subsidiary; provided that (i) such Restricted Payments shall be made substantially concurrently with the closing of such Investment and (ii) Holdings (or such parent company) shall, promptly following the closing thereof, cause (A) all property acquired (whether assets or Equity Interests) to be contributed as equity to the Borrower or a Restricted Subsidiary or (B) the merger, consolidation or amalgamation (to the extent permitted hereunder) of the Person formed or acquired into the Borrower or a Restricted Subsidiary in order to consummate such Investment; and

(o) the Borrower may make (or may make Restricted Payments to any direct or indirect parent company of the Borrower to enable it to make) Restricted Payments with respect to any Equity Interests in an amount up to 6.00% of the net cash proceeds received by or contributed to the Borrower from the IPO;

(p) the Borrower may make distributions to Holdings (to allow Holdings to make tax distributions to its beneficial owners (including Parent)) in amounts equal to each beneficial owner of Holdings’ share of the taxable income of Holdings multiplied by an assumed tax rate equal to the highest combined marginal Federal, state and local income tax rate applicable to a U.S. corporation (taking into account the character of any portion of such income as ordinary income or capital gain); and

(q) the Borrower may ~~make Restricted Payments to Parent (or to Holdings to further distribute to Parent) for purposes of making payments contemplated to be made by Parent pursuant to the LPS Notes Guarantee Fee Agreement (as in effect of the date hereof).~~repurchase (or make a Restricted Payment to permit any direct or indirect parent of the Borrower to repurchase) its (or the such parent’s) common stock in an aggregate purchase amount of up to $100,000,000; provided that amounts under this clause (q) shall only be available on or prior to the date that is six months from the effective date of the Permitted Spin-Off Transaction.

Section 7.07. [Reserved].

Section 7.08. Transactions with Affiliates. Enter into any transaction (other than any transaction having a fair market value not in excess of $5,000,000 in a single transaction or series of related transactions (and in the aggregate with all other such transactions, not to exceed $20,000,000)) of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than (a) transactions among the Borrower or the Restricted Subsidiaries, (b) on fair and reasonable terms at least as favorable to the Borrower or the Restricted Subsidiary as would be obtainable by such Restricted Company at the time in a comparable arm’s-length transaction with a Person other than an Affiliate, (c) the payment of fees and expenses in connection with the consummation of the Transactions and the LPS Notes Equity Redemption, (d) loans and other transactions between or among Holdings, the Borrower and/or one or more Restricted Subsidiaries to the extent permitted or not prohibited under this Article 7, (e) transactions with customers, clients, suppliers, joint ventures, purchasers or sellers of goods or services or providers of employees or other labor entered into in the ordinary course of business, which are fair to the Borrower and/or its applicable Restricted Subsidiary in the good faith determination of the board of directors (or similar governing body) of the Borrower or the senior management thereof, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party, (f) employment and severance

Section 7.10. Financial Covenants. (a) Maximum Leverage Ratio. Except with the written consent of the Required Pro Rata Lenders, permit the Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than ~~5.75~~5.00:1.00.

(b) Minimum Interest Coverage Ratio. Except with the written consent of the Required Pro Rata Lenders, permit the Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than 2.50:1.00.

Section 7.11. Prepayments, Etc. of Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled interest shall be permitted) any Junior Indebtedness or make any payment in violation of any subordination terms of any Permitted Subordinated Indebtedness (collectively, “Restricted Prepayments”), except:

(a) the refinancing thereof with the net cash proceeds of (i) in the case of Permitted Subordinated Indebtedness, any issuance of Qualified Equity Interests or other Permitted Subordinated Indebtedness, (ii) in the case of any other Junior Indebtedness (other than the LPS Notes), any issuance of Qualified Equity Interests, or other Junior Indebtedness incurred under Section 2.16 or permitted under Section 7.03(z) or Section 7.03(aa) and (iii) in the case of the LPS Notes, any issuance of Qualified Equity Interests or other Indebtedness incurred under Section 2.16, Section 7.03(z) or Section 7.03(aa);

(b) the conversion of any Junior Indebtedness to Qualified Equity Interests;

(c) Restricted Prepayments in reliance on the Available Amount; provided that with respect to Restricted Prepayments made in reliance on the Growth Amount (i) the Borrower would be in Pro Forma Compliance with the covenants set forth in Section 7.10, in each case such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders (either pursuant to Section 6.01(a) or 6.01(b) or in a subsequent delivery of financial information by the Borrower to the Administrative Agent prior to such Restricted Prepayments) and (ii) at such time no Event of Default shall have occurred and be continuing or would result therefrom;

(d) the Borrower may make additional Restricted Prepayments in an aggregate amount (when aggregated with any Investments made pursuant to Section 7.02(s) and any Restricted Payment made under Section 7.06(j)) not to exceed $100,000,000 during the term of this Agreement; provided no Event of Default shall have occurred and be continuing or would result therefrom;

(e) additional Restricted Prepayments so long as (x) no Event of Default has occurred and is continuing or would result therefrom and (y) immediately after giving effect to such Restricted Prepayment, the Leverage Ratio is less than or equal to 3.75:1.00;

(f) Restricted Prepayments in connection with the LPS Notes Equity Redemption;

(g) Restricted Prepayments as part of an applicable high yield discount obligation catch-up payments; and

(h) Restricted Prepayments with respect to intercompany Indebtedness between the Borrower and its Subsidiaries permitted under Section 7.03, subject to the subordination provisions applicable thereto.

Section 7.12. Permitted Activities of Holdings. With respect to Holdings, (i) prior to the consummation of a Permitted Spin-Off Transaction, amend the Holdings LLC Agreement in a way materially adverse to Lenders or (ii) engage in any material operating or business activities; provided that the following and any activities incidental thereto shall be permitted in any event: (i) its ownership of the Equity Interests of the Borrower and the Permitted Holdings Subsidiaries and activities incidental thereto, including payment of dividends and other amounts in respect of their respective Equity Interests, (ii) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance), (iii) the performance of its obligations with respect to the Loan Documents and any other Indebtedness permitted under Section 7.03 to be incurred by the Borrower and the Restricted Subsidiaries, (iv) any issuance or sale of its Equity Interests, (v) financing activities, including the issuance of securities, incurrence of Indebtedness, payment of dividends, making contributions to the capital of the Borrower and guaranteeing the obligations of the Borrower or any Restricted Subsidiary; (vi) participating in tax, accounting and other administrative matters, (vii) holding any cash or property (but not operating any property), (viii) providing indemnification to officers and directors of any Restricted Company, (ix) the making of Restricted Payments to Parent (or any other direct or indirect parent company of the Borrower) with any amounts received from the Borrower or the Restricted Subsidiaries not in violation of this Agreement and (x) any activities incidental to the foregoing. Holdings shall not own any Equity Interests other than those of the Borrower and the Permitted Holdings Subsidiaries and all such Equity Interests shall be pledged by Holdings as Collateral. Neither of the Permitted Holdings Subsidiaries shall (i) engage in any material active trade or business, (ii) hold any Equity Interests in any other Person or (iii) incur any Indebtedness. In addition, Holdings may consolidate or amalgamate with, or merge with or into, (or, in the case of clause (B), convey, lease, transfer, sell or otherwise dispose of all or substantially all of its assets to) any other Person (other than the Borrower and any of the Subsidiaries) if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing, and so long as (A) Holdings is the continuing or surviving Person or (B) if the Person formed by or surviving any such consolidation, amalgamation or merger (or the Person to whom Holdings conveyed, leased, transferred, sold or otherwise disposed of all or substantially all of its assets to) is not Holdings (x) the successor Person (such successor Person, which shall not be an operating company, and shall not hold any Equity Interest directly or indirectly in any operating company, “Successor Holdings”) (i) shall deliver to the Administrative Agent all information as may be reasonably requested by the Administrative Agent to satisfy any applicable “know your customer” requirements, (ii) shall be an entity organized or existing under the law of any state of the United States or the District of Columbia and (iii) expressly assumes all obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto and/or thereto in a form reasonably satisfactory to the Administrative Agent, (y) the Borrower delivers a certificate of a Responsible Officer with respect to the satisfaction of the conditions set forth in clause (x) of this clause (B) and (z) 100% of the Equity Interests of the Borrower remains pledged as security for the Secured Obligations by Successor Holdings; provided that (1) if the conditions set forth in this sentence are satisfied, Successor Holdings will succeed to, and be substituted for, Holdings under this Agreement and (2) it is understood and agreed that Holdings may convert into another form of entity so long as such conversion does not communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lenders, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 11.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; ~~and~~

(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lenders~~.~~; and

(iii) if to the Administrative Agent in respect of a supplement to the Disqualified Institution Schedule 1.01C as set forth in the definition thereof, such supplement to be delivered to the email address JPMDQ_Contact@jpmorgan.com.

All such notices and other communications shall be deemed to be given or made upon the earlier of (x) actual receipt by the relevant party and (y) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail, when delivered; provided that notices and other communications to the Administrative Agent, the L/C Issuer and the Swing Line Lenders pursuant to Article 2 shall not be effective until actually received by such Person. In no event shall a voice mail message be effective as a notice, communication or confirmation hereunder.

(b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile or other electronic means. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on each Loan Party, each Agent and each Lender. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(c) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including electronic mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article 2 if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(d) Reliance by Agents and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Loan Notices and Swing Line Loan

151

successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

Section 11.19. No Implied Duties. The Borrower acknowledges that (a) the sole role of the Arrangers is to syndicate the Facilities and to arrange for future amendments and other modifications hereto and (b) no Agent has any duty other than as expressly provided herein. Without limiting the generality of the foregoing, the Borrower agrees that no Arranger, Agent or Lender shall in any event be subject to any fiduciary or other implied duties. Additionally, the Borrower acknowledges and agrees that the Arrangers are not advising the Borrower as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Borrower has consulted and will continue to consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby (including any amendments or other modifications hereto), and no Arranger or Secured Party shall have any responsibility or liability to the Borrower with respect thereto. Any review by any Arranger or Secured Party of the Borrower, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of such Arranger or Secured Party and shall not be on behalf of the Borrower.

Section 11.20. USA Patriot Act Notice. Each Lender that is subject to the USA Patriot Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “USA Patriot Act”), it is required to obtain, verify and record information that identifies the Borrower and each Guarantor, which information includes the name and address of the Borrower or Guarantor and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower or such Guarantor in accordance with the Act.

Section  11.21. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

164

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section  11.22. MIRE Events. If there are any (x) Mortgaged Properties and (y) any Designated Lenders, any (x) increase or extension (including a renewal) of the Revolving Credit Loans or (y) extension (including a renewal) of Term A Loans (excluding, in each case (i) any continuation or conversion of borrowings, (ii) the making of any Revolving Credit Loans or (iii) the issuance, renewal or extension of any L/C Advance) shall be subject to (and conditioned upon): (1) the prior delivery of all flood-related documentation with respect to such Mortgaged Properties as required by Section 6.13(c) and (2) the Administrative Agent shall have received written confirmation from the applicable Designated Lender, that flood insurance due diligence and flood insurance compliance has been completed by it (such written confirmation not to be unreasonably withheld, conditioned or delayed).

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

165

ANNEX B

AMENDMENTS TO CREDIT AGREEMENT

[Attached]

ANNEX B

Conformed Copy reflecting (i) the First

Amendment to the Credit and Guaranty

Agreement dated as of February 27, 2017 and

(ii) the Second Amendment dated as of April 26, 2017

CREDIT AND GUARANTY AGREEMENT

dated as of May 27, 2015

among

BLACK KNIGHT INFOSERV, LLC,

as Borrower,

BLACK KNIGHT FINANCIAL SERVICES, LLC,

as Holdings

THE SUBSIDIARIES OF THE BORROWER

FROM TIME TO TIME PARTY HERETO

The LENDERS FROM TIME TO TIME PARTY HERETO,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer

and

BANK OF AMERICA, N.A.,

as a Swing Line Lender and L/C Issuer

In respect of the Revolving Credit Facility and the Term A Facility:

JPMORGAN CHASE BANK, N.A.,

BANK OF AMERICA, N.A.,

U.S. BANK NATIONAL ASSOCIATION,

WELLS FARGO SECURITIES, LLC,

BMO CAPITAL MARKETS CORP.,

PNC BANK, N.A. and

SUNTRUST ROBINSON HUMPHREY, INC.

as Lead Arrangers and Bookrunners,

BANK OF AMERICA, N.A.,

U.S. BANK NATIONAL ASSOCIATION,

WELLS FARGO SECURITIES, LLC,

BMO CAPITAL MARKETS CORP.,

PNC BANK, N.A. and

SUNTRUST ROBINSON HUMPHREY, INC.,

as Co-Syndication Agents,

and

CITIZENS BANK, N.A.,

FIFTH THIRD BANK,

MIZUHO BANK, LTD., and

CAPITAL ONE, NATIONAL ASSOCIATION,

as Co-Documentation Agents,

In respect of the Term B Facility:

TABLE OF CONTENTS

PAGE
ARTICLE 1
DEFINITIONS AND ACCOUNTING TERMS

Section 1.01. Defined Terms	1
Section 1.02. Other Interpretive Provisions	~~51~~52
Section 1.03. Accounting Terms	~~51~~52
Section 1.04. Rounding	~~52~~53
Section 1.05. References to Agreements and Laws	~~52~~53
Section 1.06. Times of Day	~~52~~53
Section 1.07. Timing of Payment or Performance	~~52~~53
Section 1.08. Certain Calculations and Tests	~~52~~53
Section 1.09. Exchange Rates; Currencies Generally	~~53~~54
Section 1.10. Cashless Rollovers	54

ARTICLE 2
THE COMMITMENTS AND CREDIT EXTENSIONS

Section 2.01. The Term A Borrowings	~~54~~55
Section 2.02. Borrowings, Conversions and Continuations of Loans	~~54~~55
Section 2.03. [Reserved]	~~56~~57
Section 2.04. Letters of Credit	~~56~~57
Section 2.05. Swing Line Loans	65
Section 2.06. Prepayments	~~67~~68
Section 2.07. Termination or Reduction of Commitments	~~71~~72
Section 2.08. Repayment of Loans	~~72~~73
Section 2.09. Interest	~~73~~74
Section 2.10. Fees	74
Section 2.11. Computation of Interest and Fees	~~74~~75
Section 2.12. Evidence of Indebtedness	~~74~~75
Section 2.13. Payments Generally	75
Section 2.14. Sharing of Payments	~~76~~77
Section 2.15. [Reserved]	~~77~~78
Section 2.16. Increase in Commitments	~~77~~78
Section 2.17. Defaulting Lenders	~~80~~81
Section 2.18. Extension of Maturity Date	~~81~~82
Section 2.19. Refinancing Amendments	~~84~~85

ARTICLE 3
TAXES, INCREASED COSTS AND ILLEGALITY

Section 3.01. Taxes	~~86~~87
Section 3.02. Illegality	91
Section 3.03. Inability to Determine Rates	~~91~~92
Section 3.04. Increased Costs	~~91~~92
Section 3.05. Capital Requirements	~~92~~93
Section 3.06. Reserves on Eurodollar Rate Loans	~~92~~93

i

Section 3.07. Funding Losses	~~93~~94
Section 3.08. Matters Applicable to All Requests for Compensation	~~93~~94
Section 3.09. Replacement of Lenders Under Certain Circumstances	~~95~~96
Section 3.10. Survival	~~96~~97

ARTICLE 4
CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

Section 4.01. Conditions of Initial Credit Extension	~~96~~97
Section 4.02. Conditions to All Credit Extensions	~~98~~99

ARTICLE 5
REPRESENTATIONS AND WARRANTIES

Section 5.01. Existence, Qualification and Power; Compliance with Laws	~~99~~100
Section 5.02. Authorization; No Contravention	~~99~~100
Section 5.03. Governmental Authorization; Other Consents	~~100~~101
Section 5.04. Binding Effect	~~100~~101
Section 5.05. Financial Statements; No Material Adverse Effect	~~100~~101
Section 5.06. Litigation and Environmental Matters	~~101~~102
Section 5.07. Ownership of Property; Liens	~~101~~102
Section 5.08. Anti-Corruption Laws and Sanctions	~~102~~103
Section 5.09. Taxes	~~102~~103
Section 5.10. ERISA Compliance	~~102~~103
Section 5.11. Subsidiaries; Equity Interests	~~103~~104
Section 5.12. Margin Regulations; Investment Company Act	~~103~~104
Section 5.13. Disclosure	~~103~~104
Section 5.14. Solvency	~~104~~105
Section 5.15. Perfection, Etc	~~104~~105

ARTICLE 6
AFFIRMATIVE COVENANTS

Section 6.01. Financial Statements	~~104~~105
Section 6.02. Certificates; Other Information	~~106~~107
Section 6.03. Notices	~~107~~108
Section 6.04. [Reserved]	~~107~~108
Section 6.05. Preservation of Existence, Etc	~~107~~108
Section 6.06. Maintenance of Properties	~~107~~108
Section 6.07. Maintenance of Insurance	~~107~~108
Section 6.08. Compliance with Laws	~~108~~109
Section 6.09. Books and Records	~~108~~109
Section 6.10. Inspection Rights	~~108~~109
Section 6.11. Use of Proceeds	~~108~~109
Section 6.12. Payment of Taxes	~~108~~109
Section 6.13. Covenant to Guarantee Guaranteed Obligations and Give Security	~~109~~110
Section 6.14. Further Assurances	~~111~~112
Section 6.15. Designation of Subsidiaries	~~111~~113
Section 6.16. Post-Closing Covenants	~~112~~113

ARTICLE 7
NEGATIVE COVENANTS

Section 7.01. Liens	~~112~~113
Section 7.02. Investments	~~115~~116
Section 7.03. Indebtedness	~~118~~119
Section 7.04. Fundamental Changes; Lines of Business	~~121~~123
Section 7.05. Dispositions	~~122~~124
Section 7.06. Restricted Payments	~~124~~126
Section 7.07. [Reserved]	~~126~~128
Section 7.08. Transactions with Affiliates	~~127~~128
Section 7.09. Burdensome Agreements	~~127~~129
Section 7.10. Financial Covenants	~~128~~129
Section 7.11. Prepayments, Etc. of Indebtedness	~~128~~130
Section 7.12. Permitted Activities of Holdings	~~129~~130
Section 7.13. No Changes in Fiscal Year	~~130~~131

ARTICLE 8
EVENTS OF DEFAULT AND REMEDIES

Section 8.01. Events of Default	~~130~~132
Section 8.02. Remedies Upon Event of Default	~~132~~134
Section 8.03. Application of Funds	~~133~~134

ARTICLE 9
ADMINISTRATIVE AGENT AND OTHER AGENTS

Section 9.01. Appointment and Authorization of Administrative Agent	~~134~~135
Section 9.02. Delegation of Duties	~~135~~136
Section 9.03. Liability of Agents	~~135~~137
Section 9.04. Reliance by Administrative Agent	~~135~~137
Section 9.05. Notice of Default	~~136~~137
Section 9.06. Credit Decision; Disclosure of Information by Agents	~~136~~138
Section 9.07. Indemnification of Agents	~~136~~138
Section 9.08. Agents in their Individual Capacities	~~137~~139
Section 9.09. Successor Agents	~~137~~139
Section 9.10. Administrative Agent May File Proofs of Claim	~~138~~140
Section 9.11. Collateral and Guaranty Matters	~~139~~141
Section 9.12. Other Agents; Arrangers and Managers	~~140~~142

ARTICLE 10
GUARANTY

Section 10.01. Guaranty	~~141~~142
Section 10.02. Contribution	~~141~~143
Section 10.03. Guaranty Absolute	~~141~~143
Section 10.04. Waiver and Acknowledgments	~~142~~144
Section 10.05. Subrogation	~~143~~145
Section 10.06. Payment Free and Clear of Taxes	~~144~~145
Section 10.07. Covenants	~~144~~145

Section 10.08. Release of Subsidiary Guarantors	~~144~~146
Section 10.09. Guaranty Supplements	~~144~~146
Section 10.10. No Waiver; Remedies	~~144~~146
Section 10.11. [Reserved]	~~144~~146
Section 10.12. Continuing Guaranty; Assignments under this Agreement	~~144~~146
Section 10.13. Subordination of Certain Intercompany Indebtedness	~~145~~146
Section 10.14. Keepwell	~~145~~147

ARTICLE 11
MISCELLANEOUS
Section 11.01. Amendments, Etc	~~145~~147
Section 11.02. Notices and Other Communications; Facsimile Copies	~~148~~150
Section 11.03. No Waiver; Cumulative Remedies	~~150~~152
Section 11.04. Attorney Costs, Expenses and Taxes	~~150~~152
Section 11.05. Indemnification by the Borrower	~~150~~152
Section 11.06. Payments Set Aside	~~152~~154
Section 11.07. Assigns	~~152~~154
Section 11.08. Successors	~~158~~160
Section 11.09. Confidentiality	~~158~~160
Section 11.10. Set-off	~~159~~161
Section 11.11. Interest Rate Limitation	~~160~~162
Section 11.12. Counterparts	~~160~~162
Section 11.13. Integration	~~160~~162
Section 11.14. Survival of Representations and Warranties	~~160~~162
Section 11.15. Severability	~~160~~162
Section 11.16. Governing Law	~~161~~163
Section 11.17. Waiver of Right to Trial by Jury	~~161~~163
Section 11.18. Binding Effect	~~161~~163
Section 11.19. No Implied Duties	~~162~~164
Section 11.20. USA Patriot Act Notice	~~162~~164
Section 11.21. Acknowledgement and Consent to Bail-In of EEA Financial Institutions	~~162~~164

SCHEDULES

1.01A	Subsidiary Guarantors
1.01B	Unrestricted Subsidiaries
1.01C	Disqualified Institutions
2.01	Commitments
2.04	L/C Commitments
2.05	Swing Line Commitments
5.06	Litigation
5.11	Subsidiaries
6.16	Post-Closing Matters
7.01	Existing Liens
7.02	Existing Investments
7.03	Existing Indebtedness
7.08	Transactions with Affiliates
11.02	Administrative Agent’s Office; Certain Addresses for Notices

benefit plan and/or any person acting as the trustee, agent or other fiduciary or administrator therefor), other than one or more Permitted Holders, of voting stock representing more than the greater of (x) 35% of the total voting power of all of the outstanding voting stock of Parent and (y) the percentage of the total voting power of all of the outstanding voting stock of Parent owned directly or indirectly by the Permitted Holders, (b) Parent shall (i) prior to the consummation of a Permitted Spin-Off Transaction, cease to be the sole managing member in Holdings (or, if applicable, Successor Holdings) and (ii) following the consummation of a Permitted Spin-Off Transaction, cease indirectly or directly to own and control 100% of the equity interests in Holdings (or, if applicable, Successor Holdings) or (c) Holdings (or, if applicable, Successor Holdings) shall cease to directly own and control 100% of the equity interests in the Borrower. Notwithstanding the foregoing, no Permitted Spin-Off Transaction shall constitute a “Change of Control”.

“Charges” means any charge, expenses, cost, accrual or reserve of any kind.

“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Term Lenders of any Tranche or Revolving Credit Lenders of any Tranche, (b) when used with respect to Commitments, refers to whether such Commitments are Term Commitments of any Tranche or Revolving Credit Commitments of any Tranche and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Term Loans of any Tranche or Revolving Credit Loans of any Tranche.

“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 11.01, which date is May 27, 2015.

“Closing Date Forecasts” has the meaning specified in Section 5.05(c).

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Co-Documentation Agents” means (i) with respect to the Facilities established pursuant to the Existing Credit Agreement, SunTrust Bank, Bank of Montreal, Regions Bank, Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA and Citibank, N.A. as co-documentation agents under this Agreement and (ii) with respect to the Revolving Credit Facility and Term A Facility established pursuant to the Second Amendment, Capital One, National Association, Citizens Bank, N.A., Fifth Third Bank, Mizuho Bank, Ltd.

“Collateral” means all of the “Collateral” referred to in the Collateral Documents and all of the other property and assets that are or are required under the terms hereof or of the Collateral Documents (determined, for purposes of this definition, regardless of whether a Collateral Release Period is then in effect) to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties; provided that “Collateral” shall not include any Excluded Asset.

“Collateral Documents” means, collectively, the Security Agreement, the Intellectual Property Security Agreements, the Mortgages, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

“Collateral Release Date” means, at any time that any Loan Party has in effect a grant of Collateral under the Collateral Documents, the date on which all of the following are true: (i) the Ratings Threshold shall be satisfied, (ii) there shall not exist any secured Indebtedness for borrowed money (other than any such Indebtedness incurred under Section 7.03(g) or 7.03(w)(i)

9

and secured under Section 7.01(n) or 7.01(p), respectively) of Holdings, the Borrower or any Restricted Subsidiary, in excess of an aggregate principal amount of $100,000,000 outstanding for all such secured Indebtedness and (iii) no Default or Event of Default then exists and is continuing.

“Collateral Release Period” means the period beginning on any Collateral Release Date and ending with any subsequent Collateral Trigger Date.

“Collateral Trigger Date” means the first date after any Collateral Release Date (if any) on which the Ratings Threshold is no longer satisfied.

“Commitment” means a Term Commitment or Revolving Credit Commitment, as the context may require.

“Commitment Fee” has the meaning specified in Section 2.10(b).

“Commitment Increase” has the meaning specified in Section 2.16(a).

“Commitment Increase and Joinder Agreement” has the meaning specified in Section 2.16(d).

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

“Compensation Period” has the meaning specified in Section 2.13(b)(ii).

“Competitor” means a competitor of the Borrower or any of its Subsidiaries.

“Compliance Certificate” means a certificate substantially in the form of Exhibit E.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated EBITDA” means, as of any date for the applicable period ending on such date with respect to any Person on a consolidated basis, the sum of (a) Consolidated Net Income, plus (b) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for, without duplication,

(i) total interest expense,

(ii) income, franchise and similar taxes,

(iii) depreciation and amortization expense (including amortization of intangibles, goodwill and organization costs),

(iv) letter of credit fees,

(v) (A) any non-cash Charges incurred as a result of, in connection with or pursuant to any management equity plan, profits interest or stock option plan or other management or employee benefit plan or agreement, pension plan, any stock subscription or shareholder agreement, and (B) any Charges in connection with the rollover, acceleration or payout of Equity Interests held by management, in each case under this

10

(i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

(ii) other than with respect to one week Interest Periods, any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(iii) no Interest Period shall extend beyond the Maturity Date applicable to such Loan.

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the Eurodollar Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Eurodollar Screen Rate for the longest period (for which the Eurodollar Screen Rate is available for deposits in Dollars) that is shorter than the Impacted Interest Period; and (b) the Eurodollar Screen Rate for the shortest period (for which that Eurodollar Screen Rate is available for deposits in Dollars) that exceeds the Impacted Interest Period, in each case, at such time.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor incurs debt of the type referred to in clause (h) of the definition of “Indebtedness” set forth in this Section 1.01 in respect of such Person or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For all purposes of this Agreement, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Investors” means (a) FNF, (b) the Sponsor and (c) the Management Investors.

“IP Rights” has the meaning specified in Section 5.07.

“IPO” means the initial public offering by BKFS of its shares of class A common stock, effective on May 26, 2015.

“IRS” means the United States Internal Revenue Service.

“JPMCB” means JPMorgan Chase Bank, N.A. and its successors.

“Junior Indebtedness” means (a) any Permitted Subordinated Indebtedness, (b) except during a Collateral Release Period, any Indebtedness that is secured on a junior lien basis to the

29

the Term B Loans shall not be less than 0.75%, including without limitation for purposes of calculating the Base Rate applicable to Term B Loans.

“Lien” means any mortgage, pledge, hypothecation, assignment for security, deposit arrangement for security, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing but excluding operating leases).

“Loan” means an extension of credit by a Lender to the Borrower under Article 2 in the form of a Term Loan, a Revolving Credit Loan or a Swing Line Loan.

“Loan Documents” means, collectively, (a) this Agreement, (b) other than during a Collateral Release Period, the Collateral Documents, (c) the Notes, (d) the Guaranty, (e) each Commitment Increase and Joinder Agreement, (f) each Refinancing Amendment and (g) each Extension Amendment.

“Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other or (c) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02, which, if in writing, shall be substantially in the form of Exhibit A.

“Loan Parties” means, collectively, the Borrower and each Guarantor.

“LPS 2014 Transactions” means the acquisition by FNF, indirectly, with the Sponsor of the Borrower (formerly known as Lender Processing Services, Inc.) on January 2, 2014.

“LPS Notes” means the Borrower’s existing 5.75% Senior Notes due 2023, issued pursuant to the LPS Notes Indenture.

“LPS Notes Equity Redemption” means the redemption (including the payment of any accrued and unpaid interest and required redemption premium) of the LPS Notes pursuant to Section 3.02 of the LPS Notes Indenture.

“LPS Notes Indenture” means that certain Indenture dated as of October 12, 2012 among the Borrower (f/k/a Lender Processing Services, Inc.), the guarantors party thereto and U.S. Bank National Association as trustee.

“Majority-Owned Subsidiary” means a Subsidiary that is not wholly-owned (directly or indirectly) by the Borrower.

“Management Investors” means the officers, directors and members of management of the Borrower, any direct or indirect parent company of the Borrower (including Parent and Holdings), FNF and/or ServiceLink Holdings, LLC (a subsidiary of FNF).

“Material Adverse Effect” means (a) a material adverse effect on the condition (financial or otherwise), results of operations, business or assets of Holdings, the Borrower and the Restricted Subsidiaries, taken as a whole, (b) a material and adverse effect on the ability of the Loan Parties (taken as a whole) to perform their payment obligations under the Loan Documents or

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date of determination; provided that the foregoing pro forma adjustments may be applied to the First Lien Leverage Ratio, the Leverage Ratio, the Senior Secured Leverage Ratio and the financial covenants set forth in Section 7.10 to the extent that such adjustments are consistent with the definition of Consolidated EBITDA; provided further that in connection with any Specified Transaction that is the incurrence of Indebtedness in respect of which compliance with any specified leverage ratio test is by the terms of this Agreement required to be calculated on a Pro Forma Basis, (x) the proceeds of such Indebtedness shall not be netted from Indebtedness in the calculation of the applicable leverage ratio test and (y) if such Indebtedness is a revolving facility, such Indebtedness shall be assumed to be fully drawn on the first day of the fiscal period covered thereby for purposes of calculating the applicable leverage ratio test.

“Pro Rata Share” means, with respect to each Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments of such Lender (and, if applicable, in the case of Term Loans, the principal amount thereof) under the applicable Facility or Facilities at such time and the denominator of which is the amount of the Aggregate Commitments (and, if applicable, in the case of Term Loans, the principal amount thereof) under the applicable Facility or Facilities at such time; provided that in the case of Section 2.17 when a Defaulting Lender shall exist under the Revolving Credit Facility, “Pro Rata Share” shall mean the percentage of the total Revolving Credit Commitments (disregarding any Defaulting Lender’s Revolving Credit Commitment) represented by such Lender’s Revolving Credit Commitment.

“PublicCo” has the meaning specified in the definition of “Permitted Spin-Off Transaction”.

“Public Lender” has the meaning specified in Section 6.02.

“Qualified ECP Guarantor” means, in respect of any Swap Obligations, each Loan Party that has assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under §1a(180(A)(v)(II) of the Commodity Exchange Act.

“Qualified Equity Interests” means Equity Interests of Holdings other than Disqualified Equity Interests.

“Ratings Threshold” means there is in effect by both Moody’s and S&P a corporate credit rating of the Borrower and ratings for the Facilities of at least Baa3 or BBB-, respectively, in each case, with stable outlook (or better).

“RealEC” means RealEC Technologies, LLC, a Delaware limited liability company.

“Recipient” means (a) the Administrative Agent, (b) any Lender, (c) any L/C Issuer, as applicable and (d) any Swing Line Lender, as applicable.

“Refinanced Debt” has the meaning set forth in Section 2.19(a).

“Refinancing” means repayment in full of (x) the mirror loan from FNF in an aggregate outstanding principal amount of approximately $803,900,000 evidenced by that certain amended

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“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans or Revolving Credit Loans, a Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Class Lenders” means, as of any date of determination, Lenders of a Class (voting as a single class) having more than 50% of the sum of the (a) Outstanding Amount of all Loans under such Class, (b) aggregate unused Commitments, if any, under such Class, (c) with respect to a Class under a Revolving Facility, all L/C Obligations (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition) under such Class, if any; provided that the portion of such Outstanding Amounts, L/C Obligations and unused Commitments held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Class Lenders.

“Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition), (b) aggregate unused Term Commitments, if any, and (c) aggregate unused Revolving Credit Commitments, if any; provided that the unused Term Commitment, unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Required Pro Rata Lenders” means, as of any date of determination, Term A Lenders and Revolving Credit Lenders (voting as a single class) having more than 50% of the sum of the (a) Outstanding Amount of all Term A Loans, (b) aggregate unused Term A Commitments, if any, (c) Outstanding Amount of all Revolving Credit Loans and all L/C Obligations (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition) and (d) aggregate unused Revolving Credit Commitments, if any; provided that the portion of such Outstanding Amounts, L/C Obligations and unused Commitments held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Pro Rata Lenders.

“Required Revolving Lenders” means, as of any date of determination, Revolving Credit Lenders having more than 50% of the sum of the (a) Outstanding Amount of all Revolving Credit Loans and all L/C Obligations (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments, if any; provided that the unused Revolving Credit Commitment of, and the portion of the Outstanding Amounts held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders.

“Responsible Officer” means the chief executive officer, president, any executive vice president, chief financial officer, treasurer or assistant treasurer or other similar officer of a Loan Party (or any other person duly authorized by a Loan Party to act with respect to the Loan Documents on behalf of such Loan Party) and, as to any document delivered on the Closing Date, secretary or assistant secretary. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary

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keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.14 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.14 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

Section 2.15. [Reserved]

Section 2.16. Increase in Commitments.

(a) Upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may request: additional Term Commitments and/or additional Revolving Credit Commitments (each, a “Commitment Increase”) pursuant to any Commitment Increase and Joinder Agreement; provided that after giving effect to any such addition, the aggregate amount of all additional Term Commitments and additional Revolving Credit Commitments that have been added pursuant to this Section 2.16(a) shall not exceed the sum of (i) after the Second Amendment Effective Date, $375,000,000, (ii) (A) in the case of any Commitment Increase that effectively extends the maturity of any Tranche of the existing Term Loans or Revolving Credit Facility, an amount equal to such Term Loan or Revolving Credit Facility replaced with such Commitment Increase and (B) in the case of any Commitment Increase that effectively replaces any Revolving Credit Commitment terminated under Section 3.09 or Section 11.01(f), an amount equal to the portion of the relevant terminated Revolving Credit Commitments, (iii) the amount of any voluntary prepayments of the Term Loans or any permanent reduction of the Revolving Credit Commitments (to the extent not financed with the proceeds of long-term Indebtedness), (iv)  (~~iv~~1) if a Collateral Release Period is not then in effect, an amount not in excess of an amount such that, after giving effect to the relevant Commitment Increase (A) if such Commitment Increase is secured by a Lien on the Collateral that is pari passu with the Lien securing the Facilities, the First Lien Leverage Ratio does not exceed 3.50:1.00, or (B) if such Commitment Increase is secured by a Lien on the Collateral that is junior to the Lien securing the Facilities, the Senior Secured Leverage Ratio does not exceed 4.00:1.00 and (2) if a Collateral Release Period is then in effect, an amount not in excess of an amount such that, after giving effect to the relevant Commitment Increase, the Leverage Ratio does not exceed 3.50:1.00; provided that for purposes of calculating such First Lien Leverage Ratio ~~or~~, Senior Secured Leverage Ratio or Leverage Ratio under this clause (iv) (1) the proceeds from any such Commitment Increase shall not be netted from Indebtedness and (2) any Revolving Credit Commitments then being incurred or established shall be assumed to be fully drawn and (v) with respect to the Additional Term A Loans and Additional Revolving Credit Commitments (each as defined in the Second Amendment) established under the Second Amendment on the Second Amendment Effective Date, an aggregate amount equal to $173,150,000. It is understood and agreed that, unless the Borrower otherwise notifies the Administrative Agent, if all or any portion of any Commitment Increase or Incremental Equivalent Debt would be permitted under clause (iv) of this clause (a) on the applicable date of determination, such Commitment Increase or Incremental Equivalent Debt (or the relevant portion thereof) shall be deemed to have been incurred in reliance on clause (iv) of this clause (a) prior to the utilization of any amount available under clause (i) of this clause(a). Each such addition under this Section 2.16(a). shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof.

(b) Any loans made in respect of any such additional Term Commitments (the “Additional Term Loans”) may be made, at the option of the Borrower, either by (i) increasing

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the Term Loans with the same terms (including pricing) as the existing Term Loans, or (ii) creating a new tranche of terms loans (an “Additional Term Loan Tranche”); provided that any Additional Term Loan Tranche (A) shall not mature prior to the stated Maturity Date applicable to the latest maturing Tranche of Term Loans on the date of incurrence of such Additional Term Loans and (B) the Weighted Average Life to Maturity of any Additional Term Loan Tranche shall be no less than the Weighted Average Life to Maturity of such latest maturing Tranche of Term Loans.

(c) Any such additional Revolving Credit Commitments (the “Additional Revolving Credit Commitments”) may be made by increasing the Revolving Credit Commitments with the same terms (including pricing) as any existing Revolving Credit Commitments of the latest maturing Tranche of Revolving Credit Commitments, and if a Collateral Release Period is then in effect, shall be unsecured.

(d) The Borrower may invite any Lender or any additional Eligible Assignees to become Term Lenders or Revolving Credit Lenders, as applicable, pursuant to a commitment increase and joinder agreement in form and substance reasonably satisfactory to the Administrative Agent (each, a “Commitment Increase and Joinder Agreement”). No Lender will be obligated to provide all or any portion of any Commitment Increase and the determination to provide such commitment shall be within the sole and absolute discretion of such Lender. Any failure by a Lender to respond to any such invitation shall not be deemed an acceptance or agreement to provide such Commitment Increase.

(e) If any Term Commitments or Revolving Credit Commitments are added in accordance with this Section 2.16, the Administrative Agent and the Borrower shall determine the effective date (the “Additional Commitments Effective Date”) and the final allocations of such additional Commitments. The Administrative Agent shall promptly notify the Borrower and the lenders providing such Commitment Increase of the final allocation thereof and the Additional Commitments Effective Date. As a condition precedent to such addition, before and after giving effect to such increase, (i) the representations and warranties contained in Article 5 and the other Loan Documents are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) on and as of the Additional Commitments Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date, and (B) no Event of Default exists before or after giving effect to such addition; provided that notwithstanding anything to the contrary in this Section 2.16 or in any other provisions of any Loan Document, if the proceeds of any Commitment Increase are intended to be applied to finance an acquisition or other Investment, in each case permitted hereunder, and the lenders providing such Commitment Increase so agree, such requirements in clauses (i)(A) and (B) of this Section 2.16(e) may be subject to customary “SunGard” or other applicable “certain funds” conditionality provisions and “specified representations” provisions and (ii) the Borrower shall be in Pro Forma Compliance with all of the covenants set forth in Section 7.10, determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders (either pursuant to Section 6.01 or Section 6.01(b) or in any subsequent delivery of financial information by the Borrower to the Administrative Agent prior to such time), assuming that the applicable additional Commitments were fully drawn on the first day of the fiscal period covered thereby (and the proceeds from such additional Commitments shall not be netted from Indebtedness in the calculation of the applicable leverage ratio test).

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(f) On each Additional Commitments Effective Date, (i) each Lender or Eligible Assignee which is providing an additional Term Commitment (A) shall become a “Term Lender” for all purposes of this Agreement and the other Loan Documents, and (B) shall make an Additional Term Loan to the Borrower in a principal amount equal to such additional Term Commitment, and such Additional Term Loan shall be deemed a “Term Loan” for all purposes of this Agreement and the other Loan Documents and (ii) each Lender or Eligible Assignee which is providing an additional Revolving Credit Commitment shall become a “Revolving Credit Lender” for all purposes of this Agreement and the other Loan Documents with a Revolving Credit Commitment that is increased by (in the case of an existing Revolving Credit Lender) or equal to (in the case of a new Revolving Credit Lender) such additional Revolving Credit Commitment.

(g) The interest rate applicable to any Additional Term Loans will be determined by the Borrower and the lenders providing such Additional Term Loans; provided that with respect to any Commitment Increase in respect of the Term B Facility that is pari passu with the existing Term B Facility in right of payment and with respect to security incurred in the first 18 months after the Closing Date for which the initial “yield” on such Commitment Increase exceeds the “yield” at such time on the Term B Facility by more than 50 basis points, the Applicable Margin on the Term B Facility shall be increased to the extent necessary so that the “yield” applicable to the Term B Facility is equal to the “yield” on such Commitment Increase minus 50 basis point (the “MFN Provision”). For purposes of the MFN Provision, “yield” shall be reasonably determined by the Administrative Agent and the Borrower; provided that in determining the applicable yield: (w) original issue discount or upfront fees paid by the Borrower in connection with such Commitment Increase or the existing Term B Facility (based on a four-year average life to maturity or, if lesser, remaining average life to maturity) shall be included, (x) any amendments to the Applicable Margin on the existing Term B Facility that became effective subsequent to the Closing Date but prior to the time of the addition of such Commitment Increase shall be included, (y) arrangement, structuring, underwriting fees and amendment fees paid or payable in connection with the existing Term B Facility or to one or more arrangers (or their Affiliates) in their capacities as such applicable to such Commitment Increase (regardless of whether such fees are paid to or shared in whole or in part with any lender) and any other fees not paid generally to all lenders ratably shall be excluded and (z) if such Commitment Increase includes any “LIBOR” interest rate floor greater than that applicable to the existing Term B Facility and such floor is applicable to existing Term B Facility on the date of determination, such excess amount shall be equated to interest margin for determining the increase. The MFN Provision shall also apply to any loan issuance otherwise permitted in Section 7.03(h)(x), 7.03(z) and 7.03(aa) that is pari passu in right of payment with the Term B Facility and secured by a Lien on the Collateral on a pari passu basis with the Liens securing the Term B Facility.

(h) Any Additional Term Loans may rank pari passu or junior with respect to security with the Facilities (and if applicable, subject to an Acceptable Intercreditor Agreement), and if a Collateral Release Period is then in effect, shall be unsecured and will not be guaranteed by an entity which is not (or does not become) a Loan Party.

(i) Except as otherwise specified above (including with respect to margin, pricing, maturity and/or fees), the other terms of any Additional Term Loan Tranche, if not substantially consistent with the terms of the applicable Term Facility, shall be reasonably satisfactory to the Administrative Agent (it being understood that terms not substantially consistent with the applicable Term Facility which are applicable only after the Latest Term Maturity Date are acceptable to the Administrative Agent).

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of its Restricted Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” “margin stock” within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System.

(b) None of Holdings, the Borrower, any Person Controlling any of the foregoing, nor any Restricted Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

Section 5.13. Disclosure. As of the Closing Date (a) all written information (other than financial estimates, projected or financial information, other forward-looking information and information of a general economic or industry-specific nature) included in the Confidential Information Memorandum provided in connection with syndication of the Facilities or otherwise furnished by or on behalf of any Loan Party to any Agent or any Lender in connection with the transactions contemplated hereby (as modified or supplemented by other information so furnished) when taken as a whole (and considered together with all information publicly disclosed by BKFS, Holdings, the Borrower and any of its Subsidiaries) did not, when furnished contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under and at the time which they were made, not materially misleading (after giving effect to all supplements and updates thereto from time to time) and (b) with respect to financial estimates, projected or forecasted financial information and other forward-looking information, the Borrower represents and warrants only that such information was prepared in good faith based upon assumptions believed by the Borrower to be reasonable in light of conditions existing at the time of preparation; it being understood that (A) such projections and forecasts, as to future events, are not to be viewed as facts, that actual results during the period or periods covered by any such projections or forecasts may differ significantly from the projected or forecasted results and that such differences may be material and that such projections and forecasts are not a guarantee of financial performance and (B) such projections are subject to significant contingencies and no assurance can be given that the projections will be realized. For the avoidance of doubt, no representation is made with respect to information of a general economic or general industry nature.

Section 5.14. Solvency. On the Closing Date, after giving effect to the Transactions, Holdings, the Borrower and the Restricted Subsidiaries are, on a consolidated basis, Solvent.

Section 5.15. Perfection, Etc. ~~All~~Except during a Collateral Release Period, all filings and other actions necessary to perfect and protect the Liens in the Collateral created under and in the manner contemplated by the Collateral Documents have been duly made or taken or otherwise provided for and are in full force and effect, and the Collateral Documents create in favor of the Administrative Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority Lien in the Collateral, securing the payment of the Secured Obligations, subject to Liens permitted by Section 7.01. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the Liens created or permitted under the Loan Documents.

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(d) promptly after any request therefor, such additional information regarding the business or financial condition of any Restricted Company, or compliance with the terms of the Loan Documents, as the Administrative Agent may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01(a), 6.01(b) or 6.02(b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on the Borrower’s behalf on SyndTrak, IntraLinks or other relevant website, to which each Lender and the Administrative Agent are granted access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that the Borrower shall notify (which may be by facsimile or electronic mail or by an automated electronic alert of a posting) the Administrative Agent of any such posting by the Borrower of any such documents which notice may be included in the certificate delivered pursuant to Section 6.02(a). The Borrower hereby acknowledges that (A) the Administrative Agent will make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on SyndTrak, IntraLinks or another similar electronic system (the “Platform”) and (B) certain of the Lenders may be “Public-Side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to Holdings, the Borrower, their Subsidiaries or their respective securities) (each, a “Public Lender”). The Borrower hereby agrees that (x) upon the reasonable request of the Administrative Agent, it will clearly identify all Borrower Materials that are to be made available to Public Lenders by clearly and conspicuously marking such Borrower Materials “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (y) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat such Borrower Materials as containing either publicly available information or not material information (although it may be sensitive and proprietary) with respect to Holdings, the Borrower, their Subsidiaries or their respective securities for purposes of United States Federal securities laws; (z) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”. Each of the Administrative Agent and each Lender agrees that it shall treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”

Section 6.03. Notices. Promptly notify the Administrative Agent after a Specified Responsible Officer obtains knowledge of:

(a) the occurrence of any Default; ~~and~~

(b) any matter that has resulted or would reasonably be expected to result in a Material Adverse Effect, including any matter arising out of or resulting from (i) breach or non-performance of, or any default under, a Contractual Obligation of any Loan Party or any Subsidiary, (ii) any dispute, litigation, investigation, proceeding or suspension between any Loan Party or any Restricted Subsidiary and any Governmental Authority, (iii) the commencement of, or any material adverse development in, any litigation, investigation or proceeding affecting any Loan Party or any Subsidiary, or (iv) the occurrence of any ERISA Event~~.~~; and

(c) Following the occurrence of any Collateral Release Date, the occurrence of a Collateral Trigger Date.

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Each notice pursuant to this Section 6.03 shall be accompanied by a written statement of a Responsible Officer of the Borrower (x) that such notice is being delivered pursuant to Section 6.03(a) ~~or~~, 6.03(b) or 6.03(c) (as applicable) and (y) in the case any such notice delivered pursuant to Section 6.03(a) or (b) setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity to the extent known any and all provisions of this Agreement and any other Loan Document in respect of which such Default exists.

Section 6.04. [Reserved]

Section 6.05. Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or Section 7.05 (and, in the case of any Restricted Subsidiary, to the extent the failure to do so, could not reasonably be expected to have a Material Adverse Effect) and (b) take all reasonable action to maintain all rights, privileges (including its good standing), permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 6.06. Maintenance of Properties. Except if the failure to do so could not reasonably be expected to have a Material Adverse Effect, (a) maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order, ordinary wear and tear excepted and casualty and condemnation excepted, and (b) make all necessary renewals, replacements, modifications, improvements, upgrades, extensions and additions to material properties and equipment in accordance with prudent industry practice.

Section 6.07. Maintenance of Insurance. Maintain with financially sound and reputable insurance companies, insurance of such types and in such amounts (after giving effect to any self-insurance) reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Borrower and the Restricted Subsidiaries as are customarily carried under similar circumstances by such other Persons except, in the case of Foreign Subsidiaries, to the extent that the failure to maintain such insurance with respect to one or more Foreign Subsidiaries could not reasonably be expected to result in a Material Adverse Effect. With respect to any Material Real Property that is subject to a Mortgage (collectively, the “Mortgaged Properties”) and located in an area designated by the Federal Emergency Management Agency as having special flood or mudslide hazards, obtain flood insurance in such total amount as to comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act.

Section 6.08. Compliance with Laws. Comply with the requirements of all Laws (including, without limitation, Environmental Laws) and, in each case, all orders, writs, injunctions, and decrees applicable to it or to its business or property, except if the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect or the necessity of compliance therewith is being contested in good faith by appropriate proceedings.

Section 6.09. Books and Records. Maintain proper books of record and account, in a manner to allow financial statements to be prepared in conformity with GAAP consistently applied shall be made of all material financial transactions and matters involving

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days after the end of such fiscal quarter (or such longer period as the Administrative Agent may agree in its reasonable discretion), will at the Borrower’s expense:

(i) cause any new Subsidiary Guarantors (each, an “Additional Guarantor”) to duly execute and deliver to the Administrative Agent a guaranty substantially in the form of the Guaranty Supplement or such other form of guaranty or guaranty supplement to guarantee the Guaranteed Obligations in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, it being understood and agreed that each Subsidiary that is required to be a Subsidiary Guarantor on the Closing Date shall duly execute and deliver to the Administrative Agent a Subsidiary Guaranty on the Closing Date; provided that in connection with any acquisition of any Restricted Company, if any acquired Subsidiary shall be required, pursuant to the provisions of Section 6.13 (a) to become a Subsidiary Guarantor, the Borrower shall, in each case at the Borrower’s expense and within sixty days of being so required (or such longer period as may be agreed by the Administrative Agent in its reasonable discretion), cause such Subsidiary to duly execute and deliver to the Administrative Agent a Guaranty Supplement;

(ii) except during a Collateral Release Period, cause such Additional Guarantor to duly execute and deliver to the Administrative Agent Mortgages (subject to the time periods and other requirements of Section 6.13(c)), Security Agreement Supplements (including Perfection Certificates), Intellectual Property Security Agreement and other security documents, as specified by and in form and substance reasonably satisfactory to the Administrative Agent (consistent with the Security Agreement, Intellectual Property Security Agreement and other security documents in effect on the Closing Date), granting a Lien in substantially all of the assets that would constitute Collateral (in each case, other than any Excluded Asset) directly held by such Restricted Subsidiary, in each case securing the Secured Obligations of such Additional Guarantor;

(iii) except during a Collateral Release Period, cause such Additional Guarantor to deliver, to the extent required to be pledged hereunder or under the Collateral Documents, any and all certificates representing Equity Interests owned by such Loan Party accompanied by undated stock powers or other appropriate instruments of transfer executed in blank;

(iv) except during a Collateral Release Period, to the extent required by the Collateral Documents and subject to clause (d) below, take and cause such Additional Guarantor to take whatever action (including the filing of Uniform Commercial Code financing statements, and delivery of stock and membership interest certificates) as may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the Security Agreement Supplements, Mortgages and other security documents delivered pursuant to this Section 6.13, enforceable against all third parties in accordance with their terms; and

(c) ~~With~~Except during a Collateral Release Period, with respect to any Material Real Property owned by any Subsidiary Guarantor (including any Additional Guarantor) or the Borrower, Holdings and the Guarantors, within 90 days after the Closing Date (or the joinder of such Additional Guarantor) or within 90 days after the acquisition of any other Material Real Property by a Loan Party (or in each case such longer period as the Administrative Agent may agree in its reasonable discretion), the applicable Loan Party shall grant to the Administrative

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Agent a security interest in and deliver a mortgage, deed of trust or deed to secure debt in a form reasonably satisfactory to the Administrative Agent (a “Mortgage”) as additional security for the Obligations. Any such Mortgage in a mortgage tax state shall be capped at the fair market value of the applicable property. The Mortgages or instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by Law to perfect the Liens in favor of the Administrative Agent. All taxes, fees and other charges payable in connection therewith shall be paid in full. Such Loan Party shall otherwise take such actions and execute and/or deliver to the Administrative Agent such documents as the Administrative Agent shall reasonably require, including to confirm the validity, perfection and priority of the Lien of any existing Mortgage or new Mortgage against such after acquired real property (including, to the extent so required, a Title Policy, a Survey, a local counsel opinion (in form and substance reasonably satisfactory to the Administrative Agent), and to the extent existing and available, environmental assessment reports and (i) a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination, (ii) in the event that such after acquired real property is located in a special flood hazard area, a notice executed by such Loan Party about such special flood hazard area status in respect of such Mortgage and (iii) if the Loan Party notice described in the immediately preceding clause (ii) is required to be given and, to the extent flood insurance is required by any applicable Flood Insurance Laws, evidence, in form and substance reasonably satisfactory to the Administrative Agent, of a flood insurance policy in compliance in all material respects with the Flood Insurance Laws (including without limitation, in an amount required under the Flood Insurance Laws)). No later than 45 days prior to the date on which a Mortgage is to be executed by the Administrative Agent, the Administrative Agent shall use commercially reasonable efforts to provide any Designated Lenders notice of entry into such Mortgage (which notice may be delivered electronically and which notice shall be delivered promptly (and, in any event, within five Business Days) after the Administrative Agent has received notice from the Borrower of the intention to enter into such Mortgage (the date of delivery of such notice to the Designated Lenders, the “Mortgage Notification Date”)), together with copies of the deliverables specified in clauses (i), (ii) and (iii) above. Notwithstanding anything to the contrary contained herein, if due to the Administrative Agent’s failure to deliver the notice to the Designated Lenders set forth in this clause (c), a Mortgage cannot be executed within the time period set forth in clause (b) above, then (i) the Administrative Agent agrees that the extension of the deadline to execute such Mortgage to the date that is 45 days after the Mortgage Notification Date is reasonable and the Administrative Agent consents to such extension and (ii) no Default or Event of Default shall be deemed to have occurred due to the failure of the applicable Loan Party to execute such Mortgage within such original time period.

(d) Notwithstanding the foregoing, (i) the Loan Parties shall not be required to grant a security interest in any assets to the extent the grant or perfection of a security interest in such asset would be prohibited by applicable Law, (ii) no action outside of the United States shall be required in order to create or perfect any security interest in any asset located outside of the United States, and no foreign law security or pledge agreements or foreign intellectual property filing, search or schedule shall be required, and (iii) the following Collateral shall not be required to be perfected (other than to the extent perfected by the filing of a UCC financing statement): (A) assets requiring perfection through control agreements or other control arrangements, including in respect of any deposit, securities or commodities accounts (other than control of pledged capital stock and material intercompany notes, in each case to the extent otherwise constituting Collateral), (B) the equity interests of Immaterial Subsidiaries and (C) the equity interests of Unrestricted Subsidiaries.

(e) Upon the occurrence of a Collateral Release Date, notwithstanding anything to the contrary in the Collateral Documents, the security interests on the Collateral granted thereby shall

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terminate, subject to automatic reinstatement at the end (if any) of the related Collateral Release Period. At the request and expense of the Borrower, the Administrative Agent will promptly execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination and release. If at any time after any Collateral Release Date, a Collateral Trigger Date shall occur, then the security interests on the Collateral granted by the Collateral Documents shall automatically reinstate, and the Borrower will, and will cause each Guarantor to, promptly and no later than the time periods specified herein, execute and take such further action, to (i) affirm the grant of such security interests and evidence and re-perfect such security interest in and on all Collateral and (ii) affirm the Guarantee of the Secured Obligations, in each case, as the Administrative Agent may reasonably request.

Section 6.14. Further Assurances. (a) Promptly upon reasonable request by the Administrative Agent, (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Loan Document or other document or instrument relating to any Collateral and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably require from time to time in order to carry out more effectively the purposes of the Loan Documents.

(b) ~~Concurrently~~Except during any Collateral Release Period, concurrently with the delivery of each Compliance Certificate pursuant to Section 6.02(a), sign and deliver to the Administrative Agent an appropriate Intellectual Property Security Agreement with respect to all After-Acquired Intellectual Property (as defined in the Security Agreement) owned by it as of the last day of the period for which such Compliance Certificate is delivered, to the extent that such After-Acquired Intellectual Property is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it; provided that an Intellectual Property Security Agreement shall not be required to be delivered with respect to After-Acquired Intellectual Property except as provided in the Security Agreement. ~~In~~Except during any Collateral Release Period, in each case, the Borrower will, and will cause each of the Subsidiary Guarantors to, promptly cooperate as necessary to enable the Administrative Agent to make any necessary or reasonably desirable recordations with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as appropriate.

Section 6.15. Designation of Subsidiaries. The Borrower may at any time designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (a) other than in the case of the designation of a joint venture in existence on the Closing Date that thereafter becomes a Subsidiary (an “Excluded Unrestricted Subsidiary”), immediately before and after such designation, no Default shall have occurred and be continuing, (b) other than in the case of the designation of an Excluded Unrestricted Subsidiary, immediately after giving effect to such designation, Holdings, the Borrower and the Restricted Subsidiaries shall be in compliance, on a Pro Forma Basis, with the covenants set forth in Section 7.10, (c) the Borrower shall not be designated as an Unrestricted Subsidiary, and (d) no Subsidiary may be designated as an Unrestricted Subsidiary if it is a “Restricted Subsidiary” for the purpose of any Permitted Subordinated Indebtedness. The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the applicable Restricted Companies therein at the date of designation in an amount equal to the net book value (or, in the case of any guarantee or similar Investment, the amount) of the Restricted Companies’ Investments therein. If any Person becomes a Restricted Subsidiary on any date after the Closing Date (including by redesignation of an Unrestricted Subsidiary as a Restricted

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(x) other Indebtedness in an aggregate principal amount not to exceed the greater of (x) $75,000,000 and (y) 20% of Consolidated EBITDA as of the last day of the most recently ended Test Period;

(y) [reserved];

(z) other senior Indebtedness (which must either be unsecured or secured by the Collateral on a pari passu or junior basis) so long as (i) after giving Pro Forma Effect thereto (x) in the case of Indebtedness secured by a Lien on the Collateral that is pari passu with the Lien on the Collateral securing the Obligations, (A) the First Lien Leverage Ratio does not exceed 3.50:1.00 and (B) is subject, in the case of loans that are pari passu in right of payment with the Term B Loans, to the MFN Provision, (y) in the case of Indebtedness secured by a Lien that ranks junior to the Liens on the Collateral securing the Obligations, the Senior Secured Leverage Ratio does not exceed 4.00:1.00 and (z) in the case of Indebtedness that is unsecured, the Borrower is in Pro Forma Compliance with the covenants set forth in Section 7.10, (ii) such Indebtedness shall not mature or (in the case of unsecured Indebtedness and Indebtedness secured by a Lien on the Collateral that is junior to the Liens securing the Obligations) require any scheduled amortization or require scheduled payments of principal or shall be subject to any mandatory redemption, repurchase, repayment or sinking fund obligation, in each case, prior to the Latest Maturity Date as of such date, and shall have a Weighted Average Life to Maturity not shorter than the longest remaining Weighted Average Life to Maturity of the Facilities, (iii) any such Indebtedness of any Subsidiaries that are non-Loan Parties under this clause (z) shall not exceed the greater of (1) $50,000,000 and (2) 15% of Consolidated EBITDA as of the last day of the most recently ended Test Period, (iv) no Event of Default exists or shall result therefrom, (v) if secured by the Collateral or guaranteed on a secured basis by a Loan Party, be subject to an Acceptable Intercreditor Agreement, (vi) have terms and conditions that in the good faith determination of the Borrower are not materially less favorable (when taken as a whole) to the Borrower than the covenants and events of default of the Loan Documents (when taken as a whole) and (vii) if subordinated, must be subordinated to the prior payment in full in cash of the Obligations on terms reasonably acceptable to the Administrative Agent;

(aa) secured notes or loans issued in lieu of Commitment Increases (such notes or loans, “Incremental Equivalent Debt”); provided that such Indebtedness (i) is secured only by the Collateral and on a pari passu or junior basis with the Lien securing the Obligations and (ii) is subject to an Acceptable Intercreditor Agreement; provided, further, that such Incremental Equivalent Debt otherwise satisfies the requirements set forth in Section 2.16(a), (e)(i)(B), (e)(ii), (j), (h) and clause (B) of the proviso in Section 2.16(b), and solely to the extent such Incremental Equivalent Debt is in the form of loans that are pari passu in right of payment and security with the Term B Loans, the MFN Provision set forth in Section 2.16(g);

(bb) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (aa) above; and

(cc) Credit Agreement Refinancing Indebtedness.

Notwithstanding anything to the contrary herein, if a Collateral Release Period is then in effect, no Indebtedness secured by Collateral may be incurred under Section 7.03(h)(ii), 7.03(z) or 7.03(aa).

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corporation (taking into account the character of any portion of such income as ordinary income or capital gain); and

(q) the Borrower may repurchase (or make a Restricted Payment to permit any direct or indirect parent of the Borrower to repurchase) its (or the such parent’s) common stock in an aggregate purchase amount of up to $100,000,000; provided that amounts under this clause (q) shall only be available on or prior to the date that is six months from the effective date of the Permitted Spin-Off Transaction.

Section 7.07. [Reserved].

Section 7.08. Transactions with Affiliates. Enter into any transaction (other than any transaction having a fair market value not in excess of $5,000,000 in a single transaction or series of related transactions (and in the aggregate with all other such transactions, not to exceed $20,000,000)) of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than (a) transactions among the Borrower or the Restricted Subsidiaries, (b) on fair and reasonable terms at least as favorable to the Borrower or the Restricted Subsidiary as would be obtainable by such Restricted Company at the time in a comparable arm’s-length transaction with a Person other than an Affiliate, (c) the payment of fees and expenses in connection with the consummation of the Transactions and the LPS Notes Equity Redemption, (d) loans and other transactions between or among Holdings, the Borrower and/or one or more Restricted Subsidiaries to the extent permitted or not prohibited under this Article 7, (e) transactions with customers, clients, suppliers, joint ventures, purchasers or sellers of goods or services or providers of employees or other labor entered into in the ordinary course of business, which are fair to the Borrower and/or its applicable Restricted Subsidiary in the good faith determination of the board of directors (or similar governing body) of the Borrower or the senior management thereof, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party, (f) employment and severance arrangements between any Restricted Company and their officers and employees in the ordinary course of business, (g) payments by the Borrower or any Restricted Subsidiary pursuant to the tax sharing agreements among Holdings, the Borrower and its Subsidiaries on customary terms, (h) the payment of customary fees and indemnities to directors, officers and employees of Holdings, the Borrower and its Subsidiaries in the ordinary course of business, (i) transactions pursuant to agreements in effect on the Closing Date and set forth on Schedule 7.08 or any amendment thereto to the extent such an amendment is not adverse to the Lenders in any material respect, (j) Restricted Payments permitted under Section 7.06 (other than Section 7.08(d)), and (k) transactions engaged in by the Borrower or any Restricted Subsidiary with Unrestricted Subsidiaries in good faith to effect (i) the operations, governance, administration and corporate overhead of Holdings, the Borrower and its Subsidiaries and (ii) the tax management of Holdings, the Borrower and its Subsidiaries. For the purposes of this Section 7.08, each Unrestricted Subsidiary shall be deemed to be an Affiliate of each Restricted Company.

Section 7.09. Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of (a) any Restricted Subsidiary to make Restricted Payments to any Loan Party or to otherwise transfer property to or invest in any Loan Party or (b) irrespective of whether a Collateral Release Date has occurred, any Loan Party to create, incur, assume or suffer to exist Liens in favor of the Administrative Agent on any Collateral that is required by the terms of any Loan Document to secure the Obligations (or, during a Collateral Release

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Period, on any assets of the type that would have constituted “Collateral” immediately prior to the Collateral Release Date); provided that the foregoing shall not apply to Contractual Obligations which (i) (x) exist on the Closing Date and (y) to the extent Contractual Obligations permitted by clause (x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted renewal, extension or refinancing of such Indebtedness so long as such renewal, extension or refinancing does not expand the scope of such restrictions that are contained in such Contractual Obligation, (ii) are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary, so long as such Contractual Obligations were not entered into solely in contemplation of such Person becoming a Restricted Subsidiary, (iii) arise in connection with any Disposition permitted by Section 7.05, (iv) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 7.02 and applicable solely to such joint venture entered into in the ordinary course of business, (v) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.03, (vi) are customary restrictions in leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions may relate to the assets subject thereto, (vii) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest, (viii) are customary provisions restricting assignment or transfer of any agreement entered into in the ordinary course of business, (ix) are on cash, other deposits or net worth or similar restrictions imposed by Persons under contracts entered into in the ordinary course of business, (x) are contained in any employment, compensation or separation agreement or arrangement entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business, (xi) arising in any Hedge Agreement and/or any agreement relating to any Cash Management Obligation or obligations of the type referred to in Section 7.02(j) or (xii) are set forth in any agreement relating to any Permitted Lien that limit the right of the Borrower or any Restricted Subsidiary to Dispose of or encumber the assets subject thereto.

Section 7.10. Financial Covenants. (a) Maximum Leverage Ratio. Except with the written consent of the Required Pro Rata Lenders, (i) other than during a Collateral Release Period, permit the Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than 5.00:1.00 or (ii) during a Collateral Release Period, permit the Leverage Ratio as of the end of any fiscal quarter ending after the commencement of such Collateral Release Period to be greater than 4.00:1.00.

(b) Minimum Interest Coverage Ratio. Except with the written consent of the Required Pro Rata Lenders, permit the Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than 2.50:1.00.

Section 7.11. Prepayments, Etc. of Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled interest shall be permitted) any Junior Indebtedness or make any payment in violation of any subordination terms of any Permitted Subordinated Indebtedness (collectively, “Restricted Prepayments”), except:

(a) the refinancing thereof with the net cash proceeds of (i) in the case of Permitted Subordinated Indebtedness, any issuance of Qualified Equity Interests or other Permitted Subordinated Indebtedness, (ii) in the case of any other Junior Indebtedness (other than the LPS Notes), any issuance of Qualified Equity Interests, or other Junior Indebtedness incurred under Section 2.16 or permitted under Section 7.03(z) or Section 7.03(aa) and (iii) in the case of the LPS

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(g) Inability to Pay Debts; Attachment. (i) Any Material Company becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any Material Company in an amount exceeding the Threshold Amount and is not paid, released, discharged, vacated or fully bonded within 60 days after its issue or levy; or

(h) Judgments. There is entered against any Material Company a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and does not deny coverage) and there is a period of 60 consecutive days during which such judgment has not been paid and during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect; or

(j) Change of Control. There occurs any Change of Control; or

(k) Collateral Documents. Any Collateral Document after delivery thereof pursuant to Section 4.01 or Section 6.13 shall for any reason (other than pursuant to the terms thereof including as a result of a transaction permitted under Section 7.04 or Section 7.05) cease to create a valid and perfected first priority Lien on and security interest in any material portion of the Collateral, subject to Liens permitted under the Loan Documents, or any Loan Party shall assert in writing such invalidity or lack of perfection or priority (other than in an informational notice delivered to the Administrative Agent), except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent to maintain possession of certificates or other possessory collateral actually delivered to it representing securities or other collateral pledged under the Collateral Documents or to file Uniform Commercial Code financing statements, continuation statements, filings regarding IP Rights or equivalent filings and, except (x) as to Collateral consisting of Material Real Property to the extent that such losses are covered by a lender’s title insurance policy and such insurer has not denied or disclaimed in writing that such losses are covered by such title insurance policy or (y) during any Collateral Release Period; or

(l) Guaranty. Any material Guarantee purported to be created under any Loan Document shall cease to be, or shall be asserted by any Loan Party not to be, in full force and effect, except upon the consummation of any transaction permitted by this Agreement as a result of which the Subsidiary Guarantor providing such Guarantee ceases to be a Subsidiary or upon the termination of such Guarantee in accordance with its terms.

Section 8.02. Remedies Upon Event of Default. (a) Except as provided in clause (b) below), if any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.04(i), 2.04(j), 2.10 and 11.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Administrative Agent under Sections 2.10 and 11.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 9.11. Collateral and Guaranty Matters. The Lenders irrevocably authorize the Administrative Agent:

(a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) on the Termination Date, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document to any Person other than a Loan Party, (iii) subject to Section 11.01, if approved, authorized or ratified in writing by the Required Lenders, (iv) owned by a Subsidiary Guarantor upon release of such Subsidiary Guarantor from its obligations under its Subsidiary Guaranty pursuant to clause (b) below ~~or~~, (v) becomes an Excluded Asset or ceases to constitute Collateral or (vi) upon the occurrence of a Collateral Release Date in the manner described in Section 6.13;

(b) to release any Subsidiary Guarantor from its obligations under any Loan Document to which it is a party if such Person (i) ceases to be a Restricted Subsidiary or (ii) becomes an Excluded Subsidiary, in each case, as a result of a transaction or designation permitted hereunder; provided that no such release shall occur if such Subsidiary Guarantor continues to be a guarantor in respect of any Permitted Subordinated Indebtedness unless and until such Subsidiary Guarantor is (or is being simultaneously) released from its guarantee with respect to such Permitted Subordinated Indebtedness; and

any Extension Amendment and Section 2.19 with respect to any Refinancing Amendment, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or by the Administrative Agent at the direction of or with the consent of the Required Lenders) and the Borrower or the applicable Loan Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that:

(i) no amendment, waiver or consent shall, without the written consent of each Lender directly affected thereby:

(A) extend or increase the Commitment of any Lender (it being understood that a waiver of any condition precedent set forth in Section 4.01 or 4.02, or the waiver of any Default, Event of Default or mandatory prepayment shall not constitute an extension or increase of any Commitment of any Lender);

(B) postpone any date scheduled for any payment of principal or interest under Section 2.08 or 2.09 or fees under Section 2.04(i), 2.04(j), 2.10(b), 2.17(b)(iv), 2.17(b)(v), it being understood that the waiver of any mandatory prepayment of the Term Loans shall not constitute a postponement of any date scheduled for the payment of principal or interest;

(C) reduce or forgive the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (3) of the second proviso to this Section 11.01(a)) any fees or other amounts payable hereunder or under any other Loan Document, it being understood that any change to the definition of Leverage Ratio or in the component definitions thereof shall not constitute a reduction in the rate of interest; provided that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate; or

(D) change Section 2.07, 2.08, 2.13(a) or (f), 2.14, or 8.03 in any manner that would alter the pro rata nature of payments (and, in the case of Section 2.07, reductions of Commitments (other than the termination of any Lender as provided in Section 3.09)) required thereby (it being understood and agreed that this clause (D) shall not apply to any transaction permitted under Section 2.16, 2.18, 2.19 or 11.07(l) or (k) or as otherwise provided in this Section 11.01); and

(ii) no amendment, waiver or consent shall, without the written consent of each Lender:

(A) change any provision of this Section 11.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder; ~~or~~

(B) other than during a Collateral Release Period, release all or substantially all of the Collateral in any transaction or series of related transactions~~, or release all or substantially all of the value of the Guaranty;~~; or

(C) release all or substantially all of the value of the Guaranty;

(iii) no amendment, waiver or consent shall alter the allocation of payments set forth in Section 2.06(b)(iv) between the Term Loans without the consent of Lenders having more than 50% of the outstanding principal amount of each Class of Term Loans affected thereby, voting as separate Classes;

provided further that:

(1) no amendment, waiver or consent shall, unless in writing and signed by the relevant L/C Issuer in addition to the Lenders required above, affect the rights or duties of such L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it;

(2) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lenders in addition to the Lenders required above, affect the rights or duties of the Swing Line Lenders under this Agreement;

(3) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document;

(4) the definition of “Letter of Credit Sublimit” may be amended or rights and privileges thereunder waived with the consent of each L/C Issuer, the Administrative Agent and the Required Revolving Lenders;

(5) the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto;

(6) the conditions precedent set forth in Section 4.02 to a Credit Extension under the Revolving Credit Facility after the Closing Date may be amended or rights and privileges thereunder waived only with the consent of the Required Revolving Lenders and, in the case of a Credit Extension that constitutes the issuance of a Letter of Credit, the applicable L/C Issuer; ~~and~~

(7) only the consent of the Required Pro Rata Lenders shall be necessary to amend, modify or waive the terms and provision of the financial covenants set forth in Section 7.10 (and any related definitions as used in such Section, but not as used in other Sections of this Agreement)~~.~~; and

(8) any amendment or waiver of, or consent to departure from, this Agreement that by its terms affects the rights or duties under this Agreement of Lenders holding Loans or Commitments of a particular Class may be effected by an agreement or agreements in writing entered into by the Borrower and the requisite Class Lenders (and without the consent of the Required Lenders) that would be required to consent thereto if such Class were the only Class hereunder at the time.

(b) Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended nor the principal amount owed to such Lender reduced nor the final maturity thereof extended without the consent of such Lender (it being understood that any Commitments or Loans held or deemed held by any Defaulting Lender shall be excluded from a vote of the Lenders hereunder requiring any consent of the Lenders).

(c) Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (i) to add one or more additional credit facilities to this Agreement in accordance with Section 2.18 or 2.19 and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the Revolving Credit Loans and the accrued interest and fees in respect thereof and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.

(d) Notwithstanding anything to the contrary contained herein, in order to implement any Additional Term Loan Tranche or Additional Revolving Credit Commitments in accordance with Section 2.16, this Agreement and the other Loan Documents may be amended, without the consent of the other Lenders, as may be necessary or appropriate, as reasonably determined by the Administrative Agent and the Borrower, to add such Additional Term Loan Tranche or Additional Revolving Credit Commitments in accordance with Section 2.16 and otherwise effect the provisions of Section 2.16, which amendments may be effectuated in the applicable Commitment Increase and Joinder Agreement. The Lenders hereby irrevocably authorize the Administrative Agent to enter into any Commitment Increase and Joinder Agreement and any amendment to any of the other Loan Documents with the Loan Parties as may be necessary in order to establish new tranches or sub-tranches in respect of Loans or Commitments increased or extended pursuant to Section 2.16 and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Loans or Commitments, in each case, on terms consistent with Section 2.16, including any changes to this Agreement as may be necessary to ensure that any Additional Term Loan Tranches are fungible with the applicable existing Term Loans if such Additional Term Loan Tranche is intended to be of the same Class as the relevant existing Term Facility.

(e) [Reserved].

(f) Notwithstanding anything to the contrary contained in this Section 11.01, in the event that the Borrower requests that this Agreement be modified or amended in a manner that would require the unanimous consent of all of the Lenders (or all affected Lenders) and such modification or amendment is agreed to by the Required Lenders (or the Required Class Lenders of the applicable Class), then with the consent of the Borrower and the Required Lenders (or the Required Class Lenders of the applicable Class), the Borrower and the Required Lenders (or the Required Class Lenders of the applicable Class) shall be permitted to (A) replace the Lender or Lenders that did not agree to the modification or amendment requested by the Borrower (such Lender or Lenders, collectively the “Dissenting Lenders”) (without the consent of any Dissenting

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 11.22. MIRE Events. ~~If~~Except during a Collateral Release Period, if there are any (x) Mortgaged Properties and (y) any Designated Lenders, any (x) increase or extension (including a renewal) of the Revolving Credit Loans or (y) extension (including a renewal) of Term A Loans (excluding, in each case (i) any continuation or conversion of borrowings, (ii) the making of any Revolving Credit Loans or (iii) the issuance, renewal or extension of any L/C Advance) shall be subject to (and conditioned upon): (1) the prior delivery of all flood-related documentation with respect to such Mortgaged Properties as required by Section 6.13(c) and (2) the Administrative Agent shall have received written confirmation from the applicable Designated Lender, that flood insurance due diligence and flood insurance compliance has been completed by it (such written confirmation not to be unreasonably withheld, conditioned or delayed).

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SCHEDULE 1

New Term A Lender	New Term A Commitment
J.P. Morgan Chase Bank, N.A.	69,727,272.72
Wells Fargo Bank, NA	69,727,272.73
Bank of America, N.A.	69,727,272.73
U.S. Bank National Association	69,727,272.73
SunTrust Bank	69,727,272.73
Bank of Montreal	79,857,991.68
PNC Bank, N.A.	69,727,272.73
Citizens Bank, N.A.	48,857,991.68
Fifth Third Bank	48,857,991.68
Mizuho Bank, Ltd.	48,857,991.68
Capital One, National Association	48,857,991.68
Regions Bank	45,000,000.00
Goldman Sachs Bank USA	28,758,169.93
Branch Banking and Trust Company	33,660,130.72
Raymond James Bank, N.A.	45,000,000.00
Bank United, N.A.	26,928,104.58
Synovus Bank	25,000,000.00
State Bank of India, New York	25,000,000.00
Trustmark National Bank	20,000,000.00
Woodforest National Bank, N.A.	20,000,000.00
City National Bank of Florida	15,000,000.00
Capital Bank Corporation	12,000,000.00
CTBC Bank Co., Ltd., New York Branch	8,000,000.00
Hua Nan Commercial Bank, Ltd. New York Agency	8,000,000.00
Land Bank of Taiwan, New York Branch	8,000,000.00
Taiwan Cooperative Bank Ltd.	8,000,000.00
Chang Hwa Commercial Bank, Ltd., New York Branch	4,000,000.00
Liberty Bank	4,000,000.00

Total	1,030,000,000.0

SCHEDULE 2

New Revolving Credit Lender	New Revolving Credit Commitment
J.P. Morgan Chase Bank, N.A.	41,272,727.28
Wells Fargo Bank, NA	41,272,727.27
Bank of America, N.A.	41,272,727.27
U.S. Bank National Association	41,272,727.27
SunTrust Bank	41,272,727.27
Bank of Montreal	31,142,008.32
PNC Bank, N.A.	41,272,727.27
Citizens Bank, N.A.	31,142,008.32
Fifth Third Bank	31,142,008.32
Mizuho Bank, Ltd.	31,142,008.32
Capital One, National Association	31,142,008.32
Regions Bank	25,000,000.00
Goldman Sachs Bank USA	21,241,830.07
Branch Banking and Trust Company	16,339,869.28
Bank United, N.A.	13,071,895.42
Credit Suisse AG, Cayman Islands Branch	21,000,000.00

Total	500,000,000.0